UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2023

Date of reporting period: DECEMBER 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the December 31, 2023 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 21, 2024.

2023
December 31, 2023

Annual Report

Stock Fund | Class I (dodgx) | Class X (doxgx)
ESTABLISHED 1965
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 SF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Stock Fund—Class I had a total return of 17.49% for the year ended December 31, 2023, compared to a return of 26.29% for the S&P 500 Index and 11.46% for the Russell 1000 Value Index.1
Market Commentary
U.S. equity markets rose during the fourth quarter of 2023 ending a standout year for stocks. The S&P 500 was up 11.7% during the quarter and 26.3% for the year, driven by a resilient U.S. economy, easing inflation, and market optimism about the prospect of lower interest rates.
In 2023, the S&P 500’s performance was led by the outsized returns of the “Magnificent Seven” stocks2 and their respective sectors: Information Technology (Microsoft, Apple, and NVIDIA), Communication Services (Alphabet and Meta), and Consumer Discretionary (Amazon and Tesla). These seven stocks rose 76.2%,3 increasing their share of the S&P 500’s market capitalization from 20% to 28% during the year. Utilities and Energy were the worst-performing sectors for the year, negatively impacted by rising interest rates and lower commodity prices, respectively.
In a reversal of 2022 trends, U.S. growth stocks outperformed value stocks4 during the year, and the valuation disparity between value and growth stocks widened. The Russell 1000 Value ended the year trading at 16.0 times forward earnings5 versus 26.8 times for the Russell 1000 Growth Index.6
Investment Strategy
For 2023, the Fund had a total return of 17.5%,7 trailing the S&P 500’s and surpassing the Russell 1000 Value’s performance. The Fund’s underweight position and holdings in the Information Technology sector, along with its overweight position and holdings in the Financials sector, were the biggest detractors from its relative performance versus the S&P 500. Compared to the Russell 1000 Value, the Fund’s holdings in the Consumer Discretionary sector were the biggest positive contributors.
At Dodge & Cox, we focus on companies’ long-term fundamentals, conduct independent research, and employ a rigorous price discipline. This approach led us to reduce the Fund’s exposures to companies whose valuations rose throughout the year (such as Broadcom/VMware, Meta, and Alphabet) and increase exposures to companies in more defensive and stable sectors with lower valuations, such as Health Care and Utilities.8
The Fund remains overweight the Financials, Health Care, and Communication Services sectors compared to both the S&P 500 and the Russell 1000 Value. Sectors we are underweight include Consumer Staples, Materials, Utilities, and Real Estate. Below we discuss the Fund’s recent activity in Financials and Health Care, the sectors with the largest weights in the portfolio.
Where We Stand on Financials
The Financials sector was a significant detractor from the Fund’s relative results versus both the S&P 500 and the Russell 1000 Value for the full year. In the first half of 2023, three U.S. regional banks, which had significant concentrations of uninsured deposits and large unrealized losses on their balance sheets, came under pressure and eventually failed. Although the Fund had no exposure to those banks, their failures weighed on the broader Financials sector. As confidence in bank funding improved and the likelihood of future interest rate hikes diminished, the Financials sector recovered and was the largest contributor to the Fund’s relative performance during the fourth quarter versus both the S&P 500 and the Russell 1000 Value.
We revisited our investment theses for the Fund’s Financials holdings and believe they are resilient and will remain profitable under various stressed scenarios. Our well-diversified portfolio is invested in global, systemically important banks that are subject to high regulatory capital standards (e.g., Bank of America, Wells Fargo) and capital markets institutions with relatively little credit risk exposure (e.g., Bank of New York Mellon, Charles Schwab, Goldman Sachs). Recent credit quality concerns have been concentrated in commercial real estate, especially the office real estate market. The Fund’s exposure is limited, as office real estate is a small portion of the overall loan portfolios of these companies.
At Dodge & Cox, we seek to invest in companies whose current valuations reflect pessimistic views about future earnings and cash flow prospects, and where our analysis reveals the possibility of more positive developments. Financials is a good example of this. Although shares of many Financials companies were under pressure during 2023, we have a positive view on the long-term prospects for the Fund’s holdings. Valuations are relatively low, and we believe their long-term earnings potential is underappreciated. We maintained the Fund’s overweight position in the Financials sector and added to several positions, including Bank of America, Truist Financial, Fidelity National Information Services, and Charles Schwab.
Charles Schwab
Charles Schwab is a leading financial services company that provides securities brokerage, banking, money management, and financial advisory services to individuals and institutional clients. The company’s ability to deliver services at a lower cost has enabled it to grow market share in attractive segments, fueling the company’s long record of growing customer assets and earnings.
During the regional bank crisis in 2023, market concerns about Schwab’s deposit outflows and the impact of unrealized securities losses on its balance sheet weighed on its stock price. Customers shifting cash out of deposit accounts into money-market funds led to higher funding costs, and proposed regulatory capital rules have reduced the potential for share repurchases over the near term. We believe these headwinds are transitory and were reflected in the stock’s lower valuation. In line with our valuation focus and long-term orientation, we increased the Fund’s position in Schwab. While the stock trailed the broader market in the first nine months of 2023, Schwab was a top contributor to the Fund’s relative return versus both the S&P 500 and the Russell 1000 Value during the fourth quarter.
Market Developments and Portfolio Actions in Health Care
The Health Care sector was another area that underperformed the major indices during 2023. Investor enthusiasm for Information
PAGE 1 ◾ Dodge & Cox Stock Fund

Technology, artificial intelligence, and the Magnificent Seven dampened interest in more stable, defensive areas like Health Care. In addition, regulatory concerns weighed on the sector, and the increased use of GLP-1 inhibitors,9 like Ozempic, have created uncertainty regarding potential shifts in demand for certain health care services and consumer-related products. We believe that the current environment presents challenges in the near term, but also has created attractive long-term opportunities, such as Baxter International and Cigna, for a value-oriented investor.
Baxter International
During the third quarter, we initiated a position in Baxter International, a leading medical supply firm. Baxter holds a large market share in its major markets but has faced considerable headwinds recently. Issues include inflationary cost pressures, the questionable acquisition of hospital bed company Hillrom (and the increase in debt related to the purchase), and concerns about GLP-1’s potential to reduce demand for dialysis supplies. These factors contributed to a share price decline of more than 50% over the last two years.
Looking past these near-term headwinds, we think that the company has a strong underlying business and will be able to maintain stable growth, increase margins, and pay down its debt. Moreover, dialysis demand from chronic kidney patients is unlikely to drastically change over our three to five year investment horizon, despite GLP-1’s potential to reduce obesity. Based on these factors, the company’s valuation at 13.0 times forward earnings and dividend yield of 3.0% presented an attractive opportunity to start a position.
Cigna
Cigna is one of the largest and most diversified health care insurers and service providers in the United States. The company underperformed the market and its peers during 2023. There were concerns that the company could pursue a large acquisition and faces regulatory risks in its Pharmacy Benefit Management business. Regulatory changes may require Cigna to terminate certain business practices that are thought to contribute to higher drug prices for consumers, such as creating narrow networks for retail pharmacies or retaining profits from rebates and fees negotiated with drug manufacturers.
We evaluated the potential impacts of these regulatory changes on Cigna’s earnings prospects and concluded that the decline in its stock price was overdone. The company continues to execute on its 10 to 13% long-term earnings growth10 plans, while still generating significant cash flow that has led to a reduction in shares outstanding by 9% over the past two years, along with debt repayment. The recent share price decline provided an opportunity for us to add to an industry leader at a low valuation of 10.6 times forward earnings.
In Closing
We continue to be optimistic about the long-term outlook for the Fund, which is diversified across a broad range of sectors and investment themes. We are also encouraged by the Fund’s attractive valuation of 13.0 times forward earnings, compared to 20.4 and 16.0 times for the S&P 500 and the Russell 1000 Value, respectively. Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2.	The top seven contributors to the S&P 500’s absolute returns in 2023 were Microsoft, Apple, NVIDIA, Amazon, Alphabet, Meta Platforms, and Tesla.
3.	Market capitalization-weighted average return. (Market capitalization is a measure of the security’s size. It is the market price of a security multiplied by the number of shares outstanding.)
4.	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5.
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2023. Price-to-earnings (forward) ratios are calculated using
12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

6.	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7.	Return for the Stock Fund’s Class I shares.
8.	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
9.	GLP-1 inhibitors are a class of drugs used in patients with type-2 diabetes as glucose-lowering therapies. They also have additional benefits of weight loss and blood pressure reduction.
10.
Earnings growth is the percentage change in a firm’s earnings per share (EPS) in a period, as compared with the same period from the previous year. Long-term earnings growth is the forecasted annual change in a firm’s earnings per share (EPS)
over the next three-to-five-year period.

Dodge & Cox Stock Fund ◾ PAGE 2

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the S&P 500 by 8.80 percentage points in 2023.
Key contributors to relative results included the Fund's:
◾ Stock selection and underweight position in Consumer Staples;
◾ Utilities underweight;
◾ Stock selection in Industrials, particularly General Electric and FedEx;
◾ Materials underweight and holdings; and
◾ Position in VMware.
Key detractors from relative results included the Fund's:
◾ Stock selection and underweight position in Information Technology, mainly underweight position in Microsoft;
◾ Overweight position and holdings in Financials, including Charles Schwab;
◾ Health Care overweight; and
◾ Position in Occidental Petroleum.
The Fund outperformed the Russell 1000 Value by 6.03 percentage points in 2023.
Key contributors to relative results included the Fund's:
◾ Stock selection in Consumer Discretionary;
◾ Overweight in Information Technology, especially VMware and Microsoft;
◾ Consumer Staples underweight and holdings;
◾ Underweight position in Utilities; and
◾ Positions in Alphabet and General Electric.
Key detractors from relative results included the Fund's:
◾ Financials holdings, particularly Charles Schwab and MetLife; and
◾ Positions in Occidental Petroleum, Meta Platforms, and RTX
Corp.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a seven-member committee with an average tenure of 21 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

Dodge & Cox Stock Fund Class I $27,000
S&P 500 Index $31,149
Russell 1000 Value Index $22,399
$50,000
40,000
20,000
10,000
5,000
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund
Class I	17.49%	13.94%	10.45%	9.19%
Class X(a)	17.59	13.98	10.46	9.20
S&P 500 Index	26.29	15.69	12.03	9.69
Russell 1000 Value Index	11.46	10.91	8.40	7.99
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Stock Fund
Class I	0.51%	0.51%
Class X	0.41%(b)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of Class X at 0.41% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.
For more information about these indices, visit:
www.dodgeandcox.com/stockfund
Dodge & Cox Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification	% of Net Assets
Financials	26.1
Health Care	22.4
Communication Services	11.2
Industrials	10.2
Information Technology	9.5
Energy	6.5
Consumer Discretionary	4.8
Consumer Staples	2.8
Materials	2.1
Utilities	0.7
Real Estate	0.2
Net Cash & Other(a)	3.5
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,096.50	$2.70	0.51%
Based on hypothetical 5% yearly return	1,000.00	1,022.63	2.60	0.51
Class X
Based on actual return	$1,000.00	$1,097.00	$2.17	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,023.14	2.09	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Stock Fund

Portfolio of Investments  December 31, 2023
Common Stocks: 96.5%
	Shares	Value
Communication Services: 11.2%
Media & Entertainment: 10.1%
Alphabet, Inc., Class A(a)	9,567,200	$1,336,442,168
Alphabet, Inc., Class C(a)	18,183,860	2,562,651,390
Charter Communications, Inc., Class A(a)	5,169,776	2,009,388,536
Comcast Corp., Class A	45,730,794	2,005,295,317
DISH Network Corp., Class A(a)	26,535,537	153,110,048
Fox Corp., Class A	22,503,375	667,675,136
Fox Corp., Class B	8,493,265	234,838,777
Meta Platforms, Inc., Class A(a)	2,948,400	1,043,615,664
News Corp., Class A	7,765,890	190,652,600
		10,203,669,636
Telecommunication Services: 1.1%
T-Mobile U.S., Inc.	7,309,437	1,171,922,034
		11,375,591,670
Consumer Discretionary: 4.8%
Automobiles & Components: 0.7%
Honda Motor Co., Ltd. ADR (Japan)	23,282,900	719,674,439
Consumer Discretionary Distribution & Retail: 2.3%
Amazon.com, Inc.(a)	11,480,600	1,744,362,364
The Gap, Inc.(b)	26,878,300	562,025,253
		2,306,387,617
Consumer Durables & Apparel: 0.4%
VF Corp.(b)	20,765,500	390,391,400
Consumer Services: 1.4%
Booking Holdings, Inc.(a)	401,730	1,425,024,691
		4,841,478,147
Consumer Staples: 2.8%
Food, Beverage & Tobacco: 2.2%
Anheuser-Busch InBev SA/NV ADR (Belgium)	23,225,700	1,500,844,734
Molson Coors Beverage Co., Class B(b)	10,727,325	656,619,563
		2,157,464,297
Household & Personal Products: 0.6%
Haleon PLC ADR (United Kingdom)	77,125,827	634,745,556
		2,792,209,853
Energy: 6.5%
Baker Hughes Co., Class A	30,297,166	1,035,557,134
ConocoPhillips	8,392,934	974,167,849
Occidental Petroleum Corp.(b)	54,290,826	3,241,705,221
Occidental Petroleum Corp., Warrant(a)(b)	9,508,814	370,178,129
The Williams Co., Inc.	26,837,757	934,759,076
		6,556,367,409
Financials: 26.1%
Banks: 6.8%
Bank of America Corp.	47,109,200	1,586,166,764
Truist Financial Corp.	34,231,377	1,263,822,439
Wells Fargo & Co.	81,393,741	4,006,199,932
		6,856,189,135
Financial Services: 15.9%
Capital One Financial Corp.(b)	16,990,435	2,227,785,837
Fidelity National Information Services, Inc.	24,500,400	1,471,739,028
Fiserv, Inc.(a)	23,235,000	3,086,537,400
State Street Corp.	15,044,100	1,165,315,986

	Shares	Value
The Bank of New York Mellon Corp.	37,331,024	$1,943,079,799
The Charles Schwab Corp.	57,921,035	3,984,967,208
The Goldman Sachs Group, Inc.	3,993,000	1,540,379,610
UBS Group AG, NY Shs (Switzerland)	22,180,400	685,374,360
		16,105,179,228
Insurance: 3.4%
Aegon Ltd., NY Shs (Netherlands)	99,029,539	570,410,145
Brighthouse Financial, Inc.(a)(b)	6,642,463	351,519,142
MetLife, Inc.(b)	38,063,742	2,517,155,258
		3,439,084,545
		26,400,452,908
Health Care: 22.4%
Health Care Equipment & Services: 8.3%
Baxter International, Inc.	18,073,900	698,736,974
CVS Health Corp.	20,467,300	1,616,098,008
GE HealthCare Technologies, Inc.	10,707,966	827,939,931
Medtronic PLC	5,079,100	418,416,258
The Cigna Group	9,222,172	2,761,579,406
UnitedHealth Group, Inc.	2,244,760	1,181,798,797
Zimmer Biomet Holdings, Inc.	7,545,600	918,299,520
		8,422,868,894
Pharmaceuticals, Biotechnology & Life Sciences: 14.1%
Alnylam Pharmaceuticals, Inc.(a)	2,346,400	449,124,424
Avantor, Inc.(a)(b)	40,462,815	923,766,066
BioMarin Pharmaceutical, Inc.(a)	8,914,025	859,490,290
Bristol-Myers Squibb Co.	11,355,339	582,642,444
Elanco Animal Health, Inc.(a)(b)	55,396,500	825,407,850
Gilead Sciences, Inc.	24,371,112	1,974,303,783
GSK PLC ADR (United Kingdom)	50,047,977	1,854,778,028
Incyte Corp.(a)(b)	10,136,628	636,478,872
Neurocrine Biosciences, Inc.(a)	695,148	91,592,700
Novartis AG ADR (Switzerland)	9,440,008	953,157,608
Regeneron Pharmaceuticals, Inc.(a)	1,555,285	1,365,991,263
Roche Holding AG ADR (Switzerland)	22,255,799	806,327,598
Sanofi ADR (France)	58,212,424	2,894,903,846
		14,217,964,772
		22,640,833,666
Industrials: 10.2%
Capital Goods: 6.7%
Carrier Global Corp.	10,694,779	614,415,054
General Electric Co.	12,168,200	1,553,027,366
Johnson Controls International PLC	31,560,017	1,819,119,380
Otis Worldwide Corp.	4,077,150	364,782,610
RTX Corp.	28,898,100	2,431,486,134
		6,782,830,544
Transportation: 3.5%
FedEx Corp.	8,956,477	2,265,719,987
Norfolk Southern Corp.	5,202,300	1,229,719,674
		3,495,439,661
		10,278,270,205
Information Technology: 9.5%
Semiconductors & Semiconductor Equipment: 1.0%
Microchip Technology, Inc.	11,477,566	1,035,046,902
Software & Services: 3.7%
Cognizant Technology Solutions Corp., Class A	14,435,177	1,090,288,919
Microsoft Corp.	7,033,700	2,644,952,548
		3,735,241,467
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 6

Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Technology, Hardware & Equipment: 4.8%
Cisco Systems, Inc.	17,928,287	$905,737,059
Coherent Corp.(a)(b)	10,409,900	453,142,947
Hewlett Packard Enterprise Co.	41,857,549	710,741,182
HP, Inc.	26,316,056	791,850,125
Juniper Networks, Inc.(b)	26,720,265	787,713,412
TE Connectivity, Ltd.	8,132,575	1,142,626,788
		4,791,811,513
		9,562,099,882
Materials: 2.1%
Celanese Corp.	4,442,098	690,168,766
International Flavors & Fragrances, Inc.	5,332,703	431,788,962
LyondellBasell Industries NV, Class A	10,501,363	998,469,594
		2,120,427,322
Real Estate: 0.2%
Equity Real Estate Investment Trusts (Reits): 0.2%
Gaming & Leisure Properties, Inc. REIT	4,465,881	220,391,227
Utilities: 0.7%
Dominion Energy, Inc.	16,086,200	756,051,400
Total Common Stocks (Cost $65,006,168,882)		$97,544,173,689
Short-Term Investments: 3.4%
	Par Value/ Shares	Value
Repurchase Agreements: 3.0%
Fixed Income Clearing Corporation(c) 5.31%, dated 12/29/23, due 1/2/24, maturity value $1,690,997,100	$1,690,000,000	$1,690,000,000
Fixed Income Clearing Corporation(c) 2.70%, dated 12/29/23, due 1/2/24, maturity value $305,628,661	305,537,000	305,537,000
Royal Bank of Canada(c) 5.30%, dated 12/29/23, due 1/2/24, maturity value $500,294,444	500,000,000	500,000,000
Standard Chartered(c) 5.32%, dated 12/29/23, due 1/2/24, maturity value $500,295,556	500,000,000	500,000,000
		2,995,537,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	405,633,932	$405,633,932
Total Short-Term Investments (Cost $3,401,170,932)		$3,401,170,932
Total Investments In Securities (Cost $68,407,339,814)	99.9%	$100,945,344,621
Other Assets Less Liabilities	0.1%	87,879,389
Net Assets	100.0%	$101,033,224,010
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)
Repurchase agreements are collateralized by:
Fixed Income Clearing Corporation: U.S. Treasury Notes 1.875%-2.875%, 11/15/25-
8/15/32. U.S. Treasury Inflation Indexed Notes 0.625%-3.375%, 4/15/32-7/15/32.
Total collateral value is $2,028,281,161.
Royal Bank of Canada: U.S. Treasury Notes 0.375%-4.375%, 11/15/24-8/15/33. Total
collateral value is $510,300,383.
Standard Chartered: U.S. Treasury Bill 6/6/24. U.S. Treasury Notes 0.25%-5.00%,
12/31/23-5/15/33. U.S.Treasury Bonds 1.125%-5.00%, 5/15/37-11/15/51.
U.S. Treasury Inflation Indexed Notes 0.125%, 10/15/25-2/15/51. U.S. Treasury
Floating Rate Note 5.531%, 1/31/25. Total collateral value is $510,301,511.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
NY Shs: New York Registry Shares
USD United States Dollar
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2023. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 10.3%
Consumer Discretionary 1.0%
Qurate Retail, Inc., Series A	$54,134,800	$—	$(79,882,530)	$(246,514,218)	$272,261,948	$—(a)	$—
The Gap, Inc.	300,407,832	3,138,520	(438,240)	38,880	258,878,261	562,025,253	16,030,800
VF Corp.	—	372,708,942	—	—	17,682,458	390,391,400	3,058,815
						952,416,653
PAGE 7 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Holdings of 5% Voting Securities  (continued)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Consumer Staples 0.0%
Molson Coors Beverage Co., Class B	$937,428,296	$50,582,890	$(551,033,081)	$26,604,804	$193,036,654	$—(a)	$23,966,632
Energy 3.6%
Occidental Petroleum Corp.	3,814,279,201	40,950,105	(435,787,587)	364,323,632	(542,060,130)	3,241,705,221	42,401,935
Occidental Petroleum Corp., Warrant(b)	388,512,434	4,231,113	(660,620)	576,470	(22,481,268)	370,178,129	—
						3,611,883,350
Financials 2.8%
Brighthouse Financial, Inc.(b)	339,815,663	1,189,056	(599,522)	154,652	10,959,293	351,519,142	—
Capital One Financial Corp.	2,188,456,232	23,080,872	(777,663,726)	197,851,713	596,060,746	—(a)	51,460,497
MetLife, Inc.	2,700,192,872	48,942,160	(4,161,600)	2,433,047	(230,251,221)	2,517,155,258	77,716,305
						2,868,674,400
Health Care 1.7%
Avantor, Inc.(b)	—	793,979,159	—	—	129,786,907	923,766,066	—
Elanco Animal Health, Inc.(b)	670,918,326	6,780,139	(1,188,778)	163,185	148,734,978	825,407,850	—
Incyte Corp.(b)	964,024,736	2,763,151	(121,790,378)	(38,674,530)	(169,844,107)	—(a)	—
						1,749,173,916
Information Technology 1.2%
Coherent Corp.(b)	396,514,170	4,369,680	(48,194,320)	(15,566,242)	116,019,659	453,142,947	—
Juniper Networks, Inc.	846,430,717	8,455,077	(1,431,477)	339,158	(66,080,063)	787,713,412	23,368,347
Micro Focus International PLC ADR	143,767,217	—	(146,398,863)	(507,330,777)	509,962,423	—(a)	—
						1,240,856,359
				$(215,600,226)	$1,222,666,538	$10,423,004,678	$238,003,331
(a)	Company was not an affiliate at period end
(b)	Non-income producing
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 8

Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $58,072,639,767)	$90,522,339,943
Affiliated issuers (cost $10,334,700,047)	10,423,004,678
100,945,344,621
Receivable for investments sold	56,599,812
Receivable for Fund shares sold	134,819,397
Dividends and interest receivable	110,380,452
Expense reimbursement receivable	1,936,986
Prepaid expenses and other assets	20,882,255
101,269,963,523
Liabilities:
Payable for investments purchased	180,883
Payable for Fund shares redeemed	192,395,537
Management fees payable	40,502,017
Accrued expenses	3,661,076
236,739,513
Net Assets	$101,033,224,010
Net Assets Consist of:
Paid in capital	$66,340,441,405
Distributable earnings	34,692,782,605
$101,033,224,010
Class I
Total net assets	$63,655,850,390
Shares outstanding (par value $0.01 each, unlimited shares authorized)	261,363,323
Net asset value per share	$243.55
Class X
Total net assets	$37,377,373,620
Shares outstanding (par value $0.01 each, unlimited shares authorized)	153,460,483
Net asset value per share	$243.56

Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends (net of foreign taxes of $44,185,253)
Unaffiliated issuers	$1,593,266,759
Affiliated issuers	238,003,331
Interest	88,905,350
1,920,175,440
Expenses:
Investment advisory fees	368,900,142
Administrative services fees
Class I	63,029,611
Class X	14,597,712
Custody and fund accounting fees	922,544
Professional services	606,466
Shareholder reports	1,804,164
Registration fees	694,813
Trustees fees	414,286
Miscellaneous	5,516,342
Total expenses	456,486,080
Expenses reimbursed by investment manager	(15,135,065)
Net expenses	441,351,015
Net Investment Income	1,478,824,425
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	4,422,341,880
Investments in securities of affiliated issuers (Note 6)	(215,600,226)
Futures contracts	44,272,853
Foreign currency transactions	(1,763,315)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	8,179,695,221
Investments in securities of affiliated issuers	1,222,666,538
Futures contracts	32,496,462
Foreign currency translation	1,781,599
Net realized and unrealized gain	13,685,891,012
Net Change in Net Assets From Operations	$15,164,715,437
PAGE 9 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$1,478,824,425	$1,305,816,851
Net realized gain (loss)	4,249,251,192	5,192,094,507
Net change in unrealized appreciation/depreciation	9,436,639,820	(13,538,964,415)
	15,164,715,437	(7,041,053,057)
Distributions to Shareholders:
Class I	(2,477,512,393)	(3,908,853,956)
Class X	(1,289,661,308)	(789,701,508)
Total distributions	(3,767,173,701)	(4,698,555,464)
Fund Share Transactions:
Class I
Proceeds from sales of shares	7,556,775,741	14,288,694,841
Reinvestment of distributions	2,304,613,630	3,667,538,974
Cost of shares redeemed	(21,178,444,866)	(35,854,507,024)
Class X
Proceeds from sales of shares	15,020,184,222	21,276,134,334
Reinvestment of distributions	1,281,316,246	785,303,785
Cost of shares redeemed	(3,733,525,132)	(734,081,290)
Net change from Fund share transactions	1,250,919,841	3,429,083,620
Total change in net assets	12,648,461,577	(8,310,524,901)
Net Assets:
Beginning of year	88,384,762,433	96,695,287,334
End of year	$101,033,224,010	$88,384,762,433
Share Information:
Class I
Shares sold	33,428,803	61,752,594
Distributions reinvested	10,106,217	16,709,537
Shares redeemed	(94,558,335)	(160,324,126)
Net change in shares outstanding	(51,023,315)	(81,861,995)
Class X
Shares sold	67,098,552	96,960,799
Distributions reinvested	5,562,540	3,721,347
Shares redeemed	(16,537,005)	(3,345,750)
Net change in shares outstanding	56,124,087	97,336,396
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 10

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims
PAGE 11 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements
are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$11,375,591,670	$—
Consumer Discretionary	4,841,478,147	—
Consumer Staples	2,792,209,853	—
Energy	6,556,367,409	—
Financials	26,400,452,908	—
Health Care	22,640,833,666	—
Industrials	10,278,270,205	—
Information Technology	9,562,099,882	—
Materials	2,120,427,322	—
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Real Estate	$220,391,227	$—
Utilities	756,051,400	—
Short-Term Investments
Repurchase Agreements	—	2,995,537,000
Money Market Fund	405,633,932	—
Total Securities	$97,949,807,621	$2,995,537,000
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used long S&P 500 Index futures contracts to provide equity exposure, approximately equal to some or all of the Fund's non-equity assets.
Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$44,272,853
Net change in unrealized appreciation/depreciation
Futures contracts	$32,496,462
Dodge & Cox Stock Fund ◾ PAGE 12

Notes to Financial Statements
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $15,135,065.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$980,642,145	$1,118,257,355
Long-term capital gain	$1,496,870,248	$2,790,596,601
Class X
Ordinary income	$514,452,999	$119,970,142
Long-term capital gain	$775,208,309	$669,731,366
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$2,172,310,176
Net unrealized appreciation	32,520,472,429
Total distributable earnings	$34,692,782,605
At December 31, 2023, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$68,424,856,698
Unrealized appreciation	34,659,750,600
Unrealized depreciation	(2,139,262,677)
Net unrealized appreciation	32,520,487,923
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2023, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $584,705,807 attributable to the redemptions in-kind: $498,347,301 from unaffiliated issuers and $86,358,506 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each
PAGE 13 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements
Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $516,272 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, aggregated $10,832,227,915 and $14,067,649,534, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Stock Fund ◾ PAGE 14

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$215.71	$245.26	$192.56	$193.76	$172.81
Income from investment operations:
Net investment income	3.61	3.24	2.90	3.41 (a)	3.65
Net realized and unrealized gain (loss)	33.39	(20.99)	57.69	8.60	37.98
Total from investment operations	37.00	(17.75)	60.59	12.01	41.63
Distributions to shareholders from:
Net investment income	(3.54)	(3.08)	(3.07)	(3.36)	(3.65)
Net realized gain	(5.62)	(8.72)	(4.82)	(9.85)	(17.03)
Total distributions	(9.16)	(11.80)	(7.89)	(13.21)	(20.68)
Net asset value, end of year	$243.55	$215.71	$245.26	$192.56	$193.76
Total return	17.49%	(7.22)%	31.68%	7.16%	24.80%
Ratios/supplemental data:
Net assets, end of year (millions)	$63,656	$67,386	$96,695	$70,674	$74,585
Ratio of expenses to average net assets	0.51%	0.51%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.57%	1.43%	1.25%	1.98%(a)	1.93%
Portfolio turnover rate	12%	16%	10%	21%	17%
Class X(b)
Net asset value, beginning of year	$215.73	$227.09
Income from investment operations:
Net investment income	3.63	2.15
Net realized and unrealized gain (loss)	33.60	(3.81)
Total from investment operations	37.23	(1.66)
Distributions to shareholders from:
Net investment income	(3.78)	(2.45)
Net realized gain	(5.62)	(7.25)
Total distributions	(9.40)	(9.70)
Net asset value, end of year	$243.56	$215.73
Total return	17.59%	(0.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$37,377	$20,998
Ratio of expenses to average net assets	0.41%	0.41%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.46%	0.46%(c)
Ratio of net investment income to average net assets	1.68%	1.45%(c)
Portfolio turnover rate	12%	16%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Financial Statements
PAGE 15 ◾ Dodge & Cox Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Stock Fund ◾ PAGE 16

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $2,320,962,508 as long-term capital gain distributions in 2023.
The Fund designates up to a maximum amount of $1,873,959,138 of its distributions paid to shareholders in 2023 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 89% of its ordinary dividends paid to shareholders in 2023 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 17 ◾ Dodge & Cox Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Stock Fund ◾ PAGE 18

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

Global Stock Fund | Class I (dodwx) | Class X (doxwx)
ESTABLISHED 2008
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 GSF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Stock Fund—Class I had a total return of 20.26% for the year ended December 31, 2023, compared to a return of 22.20% for the MSCI ACWI Index.1
Market Commentary
In a reversal of 2022’s declines, global equity markets finished 2023 with strong returns, as markets reacted to easing inflation and the potential for lower interest rates. The S&P 500 Index2 returned 26.3%, MSCI EAFE Index3 appreciated 18.2%, and the MSCI Emerging Markets Index4 rose 9.8%. Emerging Markets were weighed down by China, which declined 11.2%.5 The MSCI Emerging Markets ex China Index6 returned 20.0%.
Strong global returns were in large part driven by the outsized performance of the “Magnificent Seven”7 and their respective sectors: Information Technology (Microsoft, Apple, and NVIDIA), Communication Services (Alphabet and Meta), and Consumer Discretionary (Amazon and Tesla). These seven stocks rose 75.8%,8 contributed 41.8% to the MSCI ACWI’s 2023 return, and increased from 11.6% to 16.9% of the MSCI ACWI’s market capitalization over the year.
Not surprisingly, growth stocks also outperformed value stocks9 in 2023 (the MSCI ACWI Growth Index10 and MSCI ACWI Value Index11 were up 33.2% and 11.8%, respectively). The MSCI ACWI Value now trades at 12.6 times forward earnings12 compared to 24.0 times for the MSCI ACWI Growth. The valuation gap between value and growth stocks remains wide at 1.6 standard deviations.13
Strong performance from these seven stocks in the United States also contributed to the wide valuation differential between international and U.S. equities. The MSCI EAFE trades at 13.2 times forward earnings, versus the MSCI USA Index14 at 20.1 times, a meaningful valuation gap that is 2.2 standard deviations outside historic averages.
Investment Strategy
At Dodge & Cox, we are active, value-oriented investors, focused on long-term results. We conduct independent research on individual companies, and look for opportunities that are not already well appreciated by the market. This disciplined, fundamentals-driven, long-term investment approach has helped the Fund outperform the MSCI ACWI over our longer measured time periods: 3-, 5-, 10-year, and since inception.
In 2023, we reduced exposures to holdings that outperformed and added to areas that underperformed. We trimmed selected holdings in Financials and Communication Services—two key overweight positions in the Fund that outperformed—as well as a significant holding in Information Technology. In Communication Services, trims included Meta and Alphabet.15 In Information Technology, we reduced the Fund’s exposure to Broadcom and VMware. In contrast, the Fund added exposure to Health Care, a more defensive part of the portfolio that underperformed. Below we discuss activity in Financials, as well as several new holdings.
Portfolio Changes in Financials
Financials—the largest area of overweight for the Fund—was the Fund’s top-contributing sector for the full year (up 23.8% compared to up 16.3% for the MSCI ACWI sector), and thus became the second-largest area of trims in the fourth quarter.
The Fund trimmed several holdings that performed strongly, including UBS Group, a leading global asset manager that appreciated 70.3% to become one of the Fund’s top contributors to performance. UBS has an attractive mix of market-leading, capital-efficient, and geographically diversified businesses. The company has created significant shareholder value in recent years through its high return on invested capital and strong capital allocation. Last year, returns were driven in large part by their acquisition of Credit Suisse, which helped restore confidence in the stability of the Swiss economy and banking system. Through this deal, UBS acquired nearly $58 billion in book value from Credit Suisse for $3 billion, a substantial discount. After strong performance, we trimmed UBS.
The Fund’s Financials holdings with exposure to Brazil were also top performers: XP and Itau Unibanco were up 79.6% and 53.6%, respectively, while Banco Santander was up 44.3%. Hence, we trimmed Banco Santander and XP during 2023.
Despite these trims, the Fund remains overweight Financials (30.6% versus 15.9% in the MSCI ACWI), an area that offers favorable risk/reward profiles due to attractive capital return, resilient balance sheets, improved profitability, and inexpensive valuations. Importantly, the Fund’s holdings are also widely diversified across business segments and geographies.
A New Holding in Financials: Truist Financial
In the first half of 2023, U.S. regional banks became widely discounted after the failures of three U.S. regional banks, which had significant concentrations of uninsured deposits and large unrealized losses on their balance sheets. Truist Financial was one of the U.S. regional banks that got caught in the ensuing downdraft. Our global Financials team carefully reviewed Truist, and we started a position based upon the company’s different deposit profile, compelling valuation, and downside protection in the form of potential asset sales.
A New Holding in Health Care: Baxter International
Investor enthusiasm for Information Technology, artificial intelligence, and the Magnificent Seven dampened interest in more stable, defensive areas like Health Care, which underperformed the major indices during 2023. In addition, regulatory concerns weighed on the sector, and the increased use of GLP-1 inhibitors,16 like Ozempic, created uncertainty regarding potential shifts in demand for certain health care procedures and services as well as certain consumer-related products.
During the third quarter, we initiated a position in Baxter International, a leading medical supply firm. Baxter holds a large market share in its major markets but has faced considerable headwinds recently. Issues include inflationary cost pressures, the
PAGE 1 ◾ Dodge & Cox Global Stock Fund

acquisition of hospital bed company Hillrom (and the increase in debt related to the purchase), and concerns about GLP-1’s potential to reduce demand for dialysis supplies. These factors contributed to a share price decline of more than 50% over the last two years.
We think the company has strong underlying businesses and will be able to maintain stable growth, increase margins, and pay down its debt. Moreover, dialysis demand from chronic kidney patients is unlikely to drastically change over our three- to five-year investment horizon, despite GLP-1’s potential to reduce obesity. Based on these factors, the company’s valuation at 13.0 times forward earnings and dividend yield of 3.0% presented an attractive opportunity to start a position.
International Flavors & Fragrances (IFF)
IFF is good example of a company with near-term challenges that provided us an opportunity to buy a strong franchise at depressed levels. As the names suggests, IFF sells flavors, scents, and other key ingredients to food, beverage, and consumer products companies. The company operates in an oligopolistic industry with high barriers to entry, low economic sensitivity, and provides mission-critical inputs that are a small percentage of product costs. The business is very defensive, with attractive growth and historically stable margins. 2022 and 2023, however, were challenging years for IFF.
The company’s margins and valuation fell to their lowest levels in over a decade due to merger integration challenges. But, management is cutting costs to boost margins, and activist investors are focused on keeping management disciplined and shareholders as a top priority. We think it presents an interesting long-term opportunity, so we started a position in the fourth quarter. IFF was a 0.9% position in the Fund at year end.
In Closing
We continue to be optimistic about the long-term outlook for the Fund, which is diversified across a broad range of sectors and investment themes. The Fund’s portfolio trades at an attractive 11.0 times forward earnings, which is a discount not only to the MSCI ACWI at 16.6 times, but also to the MSCI ACWI Value at 12.6 times. Markets can be volatile and overreact to near-term developments and headline news. However, volatility creates opportunities for investors with a long-term perspective and valuation discipline. We encourage our investors to focus on that longer-term opportunity.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI ACWI (All Country
World Index) Index is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indices.

2.	The S&P 500 Index is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market.
3.
The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

4.	The MSCI Emerging Markets Index captures large- and mid-cap representation across emerging market countries.
5.	As measured by the MSCI China Index, which captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, and P chips.
6.	The MSCI Emerging Markets ex China Index captures large- and mid-cap representation across emerging market countries excluding China.
7.	The top seven contributors to the MSCI ACWI’s absolute returns in 2023 were Apple, Microsoft, NVIDIA, Amazon, Alphabet, Meta Platforms, and Tesla.
8.	Market capitalization-weighted average return. (Market capitalization is a measure of the security’s size. It is the market price of a security multiplied by the number of shares outstanding.)
9.	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
10.
The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market and emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward
EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

11.
The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market and emerging market countries.
The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

12.
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change. Unless otherwise specified, all weightings and characteristics are as of
December 31, 2023.

13.	Standard deviation measures the volatility of the Fund’s returns. Higher standard deviation represents higher volatility.
14.	The MSCI USA Index measures the performance of large- and mid-cap companies in the United States and covers approximately 85% of the market capitalization in the United States.
15.	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
16.	GLP-1 inhibitors are a class of drugs used in patients with type-2 diabetes as glucose-lowering therapies. They also have additional benefits of weight loss and blood pressure reduction.
Dodge & Cox Global Stock Fund ◾ PAGE 2

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the MSCI ACWI by 1.94 percentage points in 2023.
Key contributors to relative results included the Fund's:
◾ Financials holdings—including UBS Group and XP;
◾ Holdings and underweight position in Consumer Staples;* and
◾ Positions in VMware, General Electric, and FedEx.
Key detractors from relative results included the Fund's:
◾ Underweight position in Information Technology, the best-performing sector of the market, and selected holdings, such as Microsoft;
◾ Consumer Discretionary holdings, including JD.com; and
◾ Positions in Occidental Petroleum, Charles Schwab, Ovintiv, and Sanofi.
*The Fund’s performance and attribution results reflect a cash payment arising from an issuer tender offer that was accepted in the third quarter of 2023 to purchase shares of Magnit PJSC, a Russian Consumer Staples company.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a six-member committee with an average tenure of 25 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

Dodge & Cox Global Stock Fund Class I $21,959
MSCI ACWI Index $21,440
$60,000
40,000
10,000
5,000
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund
Class I	20.26%	11.01%	12.43%	8.18%
Class X(a)	20.38	11.07	12.46	8.20
MSCI ACWI Index	22.20	5.75	11.72	7.93
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X at 0.52% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI ACWI (All Country World Index) Index is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indices. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI ACWI is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/globalstockfund
Dodge & Cox Global Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification(a)	% of Net Assets
Financials	30.6
Health Care	18.9
Communication Services	10.8
Consumer Discretionary	8.4
Industrials	7.8
Materials	7.7
Energy	6.7
Information Technology	4.2
Consumer Staples	3.1
Government	0.6
Net Cash & Other(b)	1.2
Region Diversification(a)	% of Net Assets
United States	50.6
Developed Europe (excluding United Kingdom)	18.8
Emerging Markets	11.5
United Kingdom	9.2
Other Developed	5.2
Japan	2.9
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,084.00	$3.26	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,022.08	3.16	0.62
Class X
Based on actual return	$1,000.00	$1,084.30	$2.73	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.58	2.65	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments  December 31, 2023
Common Stocks: 96.2%
	Shares	Value
Communication Services: 10.8%
Media & Entertainment: 9.7%
Alphabet, Inc., Class C(a) (United States)	2,713,280	$382,382,550
Baidu, Inc. ADR(a) (China)	363,600	43,301,124
Charter Communications, Inc., Class A(a) (United States)	634,897	246,771,766
Comcast Corp., Class A (United States)	5,990,900	262,700,965
DISH Network Corp., Class A(a) (United States)	1,642,900	9,479,533
Grupo Televisa SAB ADR (Mexico)	9,665,600	32,283,104
Meta Platforms, Inc., Class A(a) (United States)	238,700	84,490,252
		1,061,409,294
Telecommunication Services: 1.1%
T-Mobile U.S., Inc. (United States)	721,200	115,629,996
		1,177,039,290
Consumer Discretionary: 8.4%
Automobiles & Components: 0.7%
Stellantis NV (Netherlands)	3,212,223	75,000,736
Consumer Discretionary Distribution & Retail: 4.9%
Alibaba Group Holding, Ltd. ADR (China)	2,209,400	171,250,594
Amazon.com, Inc.(a) (United States)	982,300	149,250,662
JD.com, Inc. ADR (China)	2,614,046	75,519,789
Prosus NV, Class N (China)	4,552,317	135,613,955
		531,635,000
Consumer Durables & Apparel: 0.9%
adidas AG (Germany)	267,700	54,424,336
VF Corp. (United States)	2,422,600	45,544,880
		99,969,216
Consumer Services: 1.9%
Booking Holdings, Inc.(a) (United States)	34,700	123,088,534
Entain PLC (United Kingdom)	6,892,490	87,345,574
		210,434,108
		917,039,060
Consumer Staples: 3.1%
Food, Beverage & Tobacco: 1.9%
Anheuser-Busch InBev SA/NV (Belgium)	3,280,100	211,542,729
Household & Personal Products: 1.2%
Haleon PLC (United Kingdom)	31,959,700	131,031,963
		342,574,692
Energy: 6.7%
Occidental Petroleum Corp. (United States)	4,108,263	245,304,384
Occidental Petroleum Corp., Warrant(a) (United States)	939,445	36,572,594
Ovintiv, Inc. (United States)	2,428,438	106,656,997
Suncor Energy, Inc. (Canada)	7,335,200	235,019,808
TotalEnergies SE (France)	1,550,500	105,439,162
		728,992,945
Financials: 29.1%
Banks: 14.2%
Axis Bank, Ltd. (India)	14,967,500	197,872,909
Banco Santander SA (Spain)	57,297,094	239,065,227

	Shares	Value
Barclays PLC (United Kingdom)	95,751,000	$187,686,991
BNP Paribas SA (France)	3,390,300	234,256,983
Credicorp, Ltd. (Peru)	687,100	103,016,903
HDFC Bank, Ltd. (India)	1,802,600	37,013,264
ICICI Bank, Ltd. (India)	4,898,167	58,768,292
Standard Chartered PLC (United Kingdom)	21,995,477	186,891,561
Truist Financial Corp. (United States)	3,299,200	121,806,464
Wells Fargo & Co. (United States)	3,526,673	173,582,845
		1,539,961,439
Financial Services: 11.8%
Capital One Financial Corp. (United States)	892,289	116,996,934
Fidelity National Information Services, Inc. (United States)	2,293,300	137,758,531
Fiserv, Inc.(a) (United States)	1,351,500	179,533,260
Jackson Financial, Inc., Class A (United States)	1,672,641	85,639,219
The Bank of New York Mellon Corp. (United States)	3,291,700	171,332,985
The Charles Schwab Corp. (United States)	4,397,900	302,575,520
UBS Group AG (Switzerland)	5,482,900	170,148,849
XP, Inc., Class A (Brazil)	4,760,467	124,105,375
		1,288,090,673
Insurance: 3.1%
Aegon, Ltd. (Netherlands)	10,108,092	58,561,539
Aviva PLC (United Kingdom)	17,887,443	99,112,607
MetLife, Inc. (United States)	1,371,500	90,697,295
Prudential PLC (Hong Kong)	8,203,600	92,772,019
		341,143,460
		3,169,195,572
Health Care: 18.9%
Health Care Equipment & Services: 6.3%
Baxter International, Inc. (United States)	1,996,100	77,169,226
CVS Health Corp. (United States)	1,499,000	118,361,040
Fresenius Medical Care AG (Germany)	3,211,200	134,568,380
GE HealthCare Technologies, Inc. (United States)	1,154,600	89,273,672
The Cigna Group (United States)	353,138	105,747,174
UnitedHealth Group, Inc. (United States)	160,600	84,551,082
Zimmer Biomet Holdings, Inc. (United States)	620,700	75,539,190
		685,209,764
Pharmaceuticals, Biotechnology & Life Sciences: 12.6%
Alnylam Pharmaceuticals, Inc.(a) (United States)	299,141	57,258,579
Avantor, Inc.(a) (United States)	3,040,600	69,416,898
Bayer AG (Germany)	1,923,438	71,409,259
BioMarin Pharmaceutical, Inc.(a) (United States)	800,500	77,184,210
Elanco Animal Health, Inc.(a) (United States)	3,725,000	55,502,500
GSK PLC (United Kingdom)	16,570,620	306,307,519
Incyte Corp.(a) (United States)	1,143,280	71,786,551
Neurocrine Biosciences, Inc.(a) (United States)	172,863	22,776,429
Novartis AG (Switzerland)	429,900	43,381,027
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Regeneron Pharmaceuticals, Inc.(a) (United States)	135,252	$118,790,479
Roche Holding AG (Switzerland)	468,500	136,196,718
Sanofi (France)	3,399,857	336,893,754
		1,366,903,923
		2,052,113,687
Industrials: 7.8%
Capital Goods: 4.9%
General Electric Co. (United States)	336,700	42,973,021
Johnson Controls International PLC (United States)	2,573,403	148,330,949
Mitsubishi Electric Corp. (Japan)	12,711,800	180,219,065
RTX Corp. (United States)	1,892,000	159,192,880
		530,715,915
Transportation: 2.9%
FedEx Corp. (United States)	679,700	171,943,709
Norfolk Southern Corp. (United States)	612,700	144,830,026
		316,773,735
		847,489,650
Information Technology: 3.7%
Semiconductors & Semiconductor Equipment: 0.9%
Microchip Technology, Inc. (United States)	491,300	44,305,434
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,860,000	55,260,748
		99,566,182
Software & Services: 1.5%
Microsoft Corp. (United States)	421,000	158,312,840
Technology, Hardware & Equipment: 1.3%
Coherent Corp.(a) (United States)	1,786,719	77,775,878
TE Connectivity, Ltd. (United States)	462,415	64,969,308
		142,745,186
		400,624,208
Materials: 7.7%
Akzo Nobel NV (Netherlands)	1,514,000	125,052,692
Celanese Corp. (United States)	506,900	78,757,053
Glencore PLC (Australia)	14,968,900	90,077,202
Holcim, Ltd. (Switzerland)	648,462	50,902,397
International Flavors & Fragrances, Inc. (United States)	1,209,227	97,911,110
LyondellBasell Industries NV, Class A (United States)	1,166,800	110,939,344
Mitsubishi Chemical Group Corp. (Japan)	21,598,900	132,350,706
Nutrien, Ltd. (Canada)	1,223,900	68,942,287
Teck Resources, Ltd., Class B (Canada)	1,875,100	79,260,477
		834,193,268
Total Common Stocks (Cost $7,990,569,940)		$10,469,262,372
Preferred Stocks: 2.0%
	Shares	Value
Financials: 1.5%
Banks: 1.5%
Itau Unibanco Holding SA, Pfd (Brazil)	22,937,193	$159,494,416
Information Technology: 0.5%
Technology, Hardware & Equipment: 0.5%
Samsung Electronics Co., Ltd., Pfd (South Korea)	1,145,530	55,239,536
Total Preferred Stocks (Cost $101,554,009)		$214,733,952
Short-Term Investments: 1.8%
	Par Value/ Shares	Value
Government: 0.6%
Canadian Treasury Bill 0.000%, dated 12/28/23, due 1/4/24, maturity value $62,586,905	CAD 83,000,000	$62,586,905
Repurchase Agreements: 0.8%
Fixed Income Clearing Corporation(b) 5.31%, dated 12/29/23, due 1/2/24, maturity value $59,034,810	$59,000,000	59,000,000
Fixed Income Clearing Corporation(b) 2.70%, dated 12/29/23, due 1/2/24, maturity value $32,387,713	32,378,000	32,378,000
		91,378,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	43,697,208	43,697,208
Total Short-Term Investments (Cost $197,792,803)		$197,662,113
Total Investments In Securities (Cost $8,289,916,752)	100.0%	$10,881,658,437
Other Assets Less Liabilities	0.0%	4,284,713
Net Assets	100.0%	$10,885,943,150
(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.75%-3.00%, 10/31/25-8/15/32. Total collateral value is $92,951,064.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
CAD Canadian Dollar
USD United States Dollar
PAGE 7 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index— Long Position	1,429	3/15/24	$160,933,980	$6,058,931
MSCI Emerging Markets Index— Long Position	447	3/15/24	23,103,195	1,016,916
				$7,075,847
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CAD: Canadian Dollar
State Street	1/4/24	USD	62,868,864	CAD	82,931,940	$279,058
CNH: Chinese Yuan Renminbi
Bank of America	1/10/24	USD	7,161,379	CNH	48,029,937	417,354
HSBC	1/10/24	USD	7,165,858	CNH	48,018,412	423,451
HSBC	1/10/24	USD	7,179,609	CNH	48,020,814	436,865
JPMorgan	1/10/24	USD	7,165,569	CNH	48,013,611	423,836
JPMorgan	1/10/24	USD	7,176,390	CNH	48,020,814	433,646
JPMorgan	1/10/24	USD	7,165,965	CNH	48,018,412	423,557
Bank of America	2/7/24	USD	2,151,890	CNH	14,298,235	140,693
Goldman Sachs	2/7/24	USD	2,151,894	CNH	14,298,258	140,693
HSBC	2/7/24	USD	2,151,990	CNH	14,298,250	140,790
HSBC	2/7/24	USD	1,774,693	CNH	12,604,046	1,801
JPMorgan	2/7/24	USD	2,151,894	CNH	14,298,257	140,693
Barclays	3/13/24	USD	5,136,917	CNH	36,043,181	54,314
HSBC	3/13/24	USD	5,138,305	CNH	36,042,639	55,778
UBS	3/13/24	USD	5,138,748	CNH	36,043,180	56,145
UBS	3/13/24	USD	1,786,358	CNH	12,646,060	3,083
Citibank	4/17/24	USD	5,735,932	CNH	40,208,687	51,823
JPMorgan	4/17/24	USD	2,378,055	CNH	16,763,383	8,296
UBS	4/17/24	USD	5,739,334	CNH	40,208,626	55,234
UBS	4/17/24	USD	5,737,033	CNH	40,208,687	52,924
Bank of America	5/22/24	USD	4,630,403	CNH	32,473,017	28,752
Barclays	5/22/24	USD	4,632,583	CNH	32,473,016	30,932
Citibank	5/22/24	USD	4,640,326	CNH	32,473,000	38,678
JPMorgan	5/22/24	USD	4,635,816	CNH	32,472,967	34,173
UBS	5/22/24	USD	6,043,108	CNH	43,471,704	(117,132)
HSBC	6/5/24	USD	10,353,889	CNH	72,500,000	70,195
HSBC	6/5/24	USD	10,358,327	CNH	72,500,000	74,633
HSBC	6/5/24	USD	3,461,635	CNH	24,840,000	(61,771)
HSBC	7/10/24	USD	11,408,891	CNH	79,175,424	151,742
HSBC	7/10/24	USD	11,402,880	CNH	79,187,302	144,042
JPMorgan	7/10/24	USD	11,402,059	CNH	79,187,302	143,221
Standard Chartered	7/10/24	USD	15,658,056	CNH	109,802,430	46,364
State Street	7/10/24	USD	15,667,746	CNH	109,802,430	56,054
Citibank	8/14/24	USD	7,310,008	CNH	51,545,256	(34,374)
HSBC	8/14/24	USD	7,312,929	CNH	51,545,178	(31,442)
HSBC	8/14/24	USD	7,306,202	CNH	51,545,256	(38,179)
State Street	8/14/24	USD	5,016,881	CNH	35,870,701	(94,125)
UBS	8/14/24	USD	3,477,333	CNH	24,600,013	(27,778)
Bank of America	9/12/24	USD	6,506,998	CNH	46,369,000	(111,586)
Bank of America	9/12/24	USD	6,450,291	CNH	46,019,601	(118,421)
HSBC	9/12/24	USD	6,448,674	CNH	46,019,671	(120,048)
HSBC	9/12/24	USD	6,449,126	CNH	46,019,672	(119,596)
HSBC	9/12/24	USD	6,452,287	CNH	46,019,648	(116,431)
JPMorgan	9/12/24	USD	3,485,803	CNH	24,600,012	(25,535)
HSBC	10/17/24	USD	3,158,899	CNH	22,585,500	(71,359)
HSBC	10/17/24	USD	7,324,680	CNH	52,140,002	(132,569)
HSBC	10/17/24	USD	3,495,208	CNH	24,599,975	(23,168)
UBS	10/17/24	USD	3,160,049	CNH	22,585,500	(70,210)
UBS	10/17/24	USD	7,327,820	CNH	52,140,001	(129,430)
HSBC	11/7/24	USD	4,459,172	CNH	31,673,500	(75,373)
HSBC	11/7/24	USD	5,408,128	CNH	38,333,353	(79,877)
HSBC	11/7/24	USD	5,407,060	CNH	38,333,352	(80,945)
UBS	11/7/24	USD	4,460,711	CNH	31,673,500	(73,834)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 8

Consolidated Portfolio of Investments  December 31, 2023
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS	11/7/24	USD	5,410,349	CNH	38,333,295	$(77,648)
HSBC	12/5/24	USD	2,055,498	CNH	14,307,296	4,481
HSBC	12/5/24	USD	2,054,847	CNH	14,307,282	3,831
JPMorgan	12/5/24	USD	2,055,352	CNH	14,307,305	4,333
UBS	12/5/24	USD	2,055,853	CNH	14,307,296	4,835
UBS	12/5/24	USD	2,055,057	CNH	14,307,304	4,038
Unrealized gain on currency forward contracts						4,580,338
Unrealized loss on currency forward contracts						(1,830,831)
Net unrealized gain on currency forward contracts						$2,749,507
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value (cost $8,289,916,752)	$10,881,658,437
Unrealized appreciation on currency forward contracts	4,580,338
Cash pledged as collateral for currency forward contracts	330,000
Cash	100
Cash denominated in foreign currency (cost $8,740,560)	8,740,557
Deposits with broker for futures contracts	5,557,870
Receivable for variation margin for futures contracts	100,254
Receivable for investments sold	9,375,387
Receivable for Fund shares sold	3,595,132
Dividends and interest receivable	20,532,637
Expense reimbursement receivable	30,099
Prepaid expenses and other assets	20,297
10,934,521,108
Liabilities:
Unrealized depreciation on currency forward contracts	1,830,831
Cash received as collateral for currency forward contracts	3,140,000
Payable for investments purchased	11,666,556
Payable for Fund shares redeemed	7,242,294
Deferred foreign capital gains tax	17,987,477
Management fees payable	5,430,257
Accrued expenses	1,280,543
48,577,958
Net Assets	$10,885,943,150
Net Assets Consist of:
Paid in capital	$8,023,387,464
Distributable earnings	2,862,555,686
$10,885,943,150
Class I
Total net assets	$10,216,624,022
Shares outstanding (par value $0.01 each, unlimited shares authorized)	684,806,092
Net asset value per share	$14.92
Class X
Total net assets	$669,319,128
Shares outstanding (par value $0.01 each, unlimited shares authorized)	44,855,002
Net asset value per share	$14.92
Consolidated
Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends (net of foreign taxes of $9,825,451)	$247,599,911
Interest	7,186,562
254,786,473
Expenses:
Investment advisory fees	52,834,993
Administrative services fees
Class I	10,032,763
Class X	267,118
Custody and fund accounting fees	614,859
Professional services	372,057
Shareholder reports	147,128
Registration fees	137,595
Trustees fees	414,286
Miscellaneous	253,996
Total expenses	65,074,795
Expenses reimbursed by investment manager	(262,727)
Net expenses	64,812,068
Net Investment Income	189,974,405
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $3,039,062)	350,283,432
Futures contracts	12,056,977
Currency forward contracts	37,805,807
Foreign currency transactions	(881,488)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $1,698,643)	1,325,808,454
Futures contracts	8,999,426
Currency forward contracts	(12,191,461)
Foreign currency translation	1,081,598
Net realized and unrealized gain	1,722,962,745
Net Change in Net Assets From Operations	$1,912,937,150
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 10

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$189,974,405	$176,511,339
Net realized gain (loss)	399,264,728	386,689,894
Net change in unrealized appreciation/depreciation	1,323,698,017	(1,197,930,015)
	1,912,937,150	(634,728,782)
Distributions to Shareholders:
Class I	(163,404,362)	(710,941,433)
Class X	(11,338,734)	(24,083,544)
Total distributions	(174,743,096)	(735,024,977)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,206,887,647	2,117,052,228
Reinvestment of distributions	154,932,256	682,234,755
Cost of shares redeemed	(2,480,882,522)	(2,254,559,437)
Class X
Proceeds from sales of shares	269,277,877	411,553,420
Reinvestment of distributions	11,338,736	24,083,544
Cost of shares redeemed	(84,482,704)	(26,455,394)
Net change from Fund share transactions	(922,928,710)	953,909,116
Total change in net assets	815,265,344	(415,844,643)
Net Assets:
Beginning of year	10,070,677,806	10,486,522,449
End of year	$10,885,943,150	$10,070,677,806
Share Information:
Class I
Shares sold	86,801,380	154,630,291
Distributions reinvested	10,532,444	55,107,806
Shares redeemed	(180,145,653)	(168,363,196)
Net change in shares outstanding	(82,811,829)	41,374,901
Class X
Shares sold	19,250,292	30,974,138
Distributions reinvested	770,818	1,943,789
Shares redeemed	(6,071,132)	(2,012,903)
Net change in shares outstanding	13,949,978	30,905,024
PAGE 11 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific
Dodge & Cox Global Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements
expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,177,039,290	$—
Consumer Discretionary	917,039,060	—
Consumer Staples	342,574,692	—
Energy	728,992,945	—
Financials	3,169,195,572	—
Health Care	2,052,113,687	—
Industrials	847,489,650	—
Information Technology	400,624,208	—
Materials	834,193,268	—
PAGE 13 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Preferred Stocks
Financials	$—	$159,494,416
Information Technology	—	55,239,536
Short-Term Investments
Government	—	62,586,905
Repurchase Agreements	—	91,378,000
Money Market Fund	43,697,208	—
Total Securities	$10,512,959,580	$368,698,857
Other Investments
Futures Contracts
Appreciation	$7,075,847	$—
Currency Forward Contracts
Appreciation	—	4,580,338
Depreciation	—	(1,830,831)
The following is a reconciliation of the Fund's holdings for which Level 3 inputs were used in determining value.
Common Stocks	Amount
Balance at 1/1/2023	$83
Sales	(15,009,324)
Net realized loss	(54,512,365)
Net change in unrealized depreciation	69,521,606
Balance at 12/31/2023	$−
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$4,580,338	$4,580,338
Futures contracts(a)	7,075,847	—	7,075,847
	$7,075,847	$4,580,338	$11,656,185
Liabilities
Unrealized depreciation on currency forward contracts	$—	$1,830,831	$1,830,831
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$12,056,977	$—	12,056,977
Currency forward contracts	—	37,805,807	37,805,807
	$12,056,977	$37,805,807	$49,862,784
Net change in unrealized appreciation/depreciation
Futures contracts	$8,999,426	$—	8,999,426
Currency forward contracts	—	(12,191,461)	(12,191,461)
	$8,999,426	$(12,191,461)	$(3,192,035)
Dodge & Cox Global Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-3%
Currency forward contracts	USD total value	3-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$586,799	$(230,007)	$(356,792)	$—
Barclays	85,246	—	(85,246)	—
Citibank	90,501	(34,374)	(30,000)	26,127
Goldman Sachs	140,693	—	(140,693)	—
HSBC	1,507,609	(950,758)	(400,000)	156,851
JPMorgan	1,611,755	(25,535)	(1,586,220)	—
Standard Chartered	46,364	—	(20,000)	26,364
State Street	335,112	(94,125)	—	240,987
UBS	176,259	(496,032)	319,773	—
	$4,580,338	$(1,830,831)	$(2,299,178)	$450,329
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $262,727.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$163,404,362	$155,314,159
Long-term capital gain	$—	$555,627,274
Class X
Ordinary income	$11,338,734	$5,433,482
Long-term capital gain	$—	$18,650,062
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$30,668,163
Undistributed long-term capital gain	265,538,558
Net unrealized appreciation	2,566,348,965
Total distributable earnings	$2,862,555,686
PAGE 15 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
At December 31, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,307,918,306
Unrealized appreciation	3,065,338,109
Unrealized depreciation	(481,772,624)
Net unrealized appreciation	2,583,565,485
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $59,582 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, aggregated $2,047,449,381 and $2,985,963,708, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Global Stock Fund ◾ PAGE 16

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$12.61	$14.44	$13.30	$12.71	$11.03
Income from investment operations:
Net investment income	0.25	0.24	0.23	0.17 (a)	0.27
Net realized and unrealized gain (loss)	2.30	(1.10)	2.46	0.59	2.35
Total from investment operations	2.55	(0.86)	2.69	0.76	2.62
Distributions to shareholders from:
Net investment income	(0.24)	(0.21)	(0.27)	(0.17)	(0.34)
Net realized gain	—	(0.76)	(1.28)	—	(0.60)
Total distributions	(0.24)	(0.97)	(1.55)	(0.17)	(0.94)
Net asset value, end of year	$14.92	$12.61	$14.44	$13.30	$12.71
Total return	20.26%	(5.80)%	20.75%	6.02%	23.85%
Ratios/supplemental data:
Net assets, end of year (millions)	$10,217	$9,681	$10,487	$10,384	$10,296
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.79%	1.72%	1.34%	1.57%(a)	2.13%
Portfolio turnover rate	20%	25%	24%	34%	22%
Class X(b)
Net asset value, beginning of year	$12.61	$13.83
Income from investment operations:
Net investment income	0.26	0.08
Net realized and unrealized gain (loss)	2.31	(0.32)
Total from investment operations	2.57	(0.24)
Distributions to shareholders from:
Net investment income	(0.26)	(0.22)
Net realized gain	—	(0.76)
Total distributions	(0.26)	(0.98)
Net asset value, end of year	$14.92	$12.61
Total return	20.38%	(1.58)%
Ratios/supplemental data:
Net assets, end of period (millions)	$669	$390
Ratio of expenses to average net assets	0.52%	0.52%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%	0.57%(c)
Ratio of net investment income to average net assets	1.86%	1.02%(c)
Portfolio turnover rate	20%	25%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.

(b)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ◾ Dodge & Cox Global Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Global Stock Fund ◾ PAGE 18

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2023, the Fund elected to pass through to shareholders foreign source income of $185,607,885 and foreign taxes paid of $12,864,515.
The Fund designates up to a maximum of $249,729,633 of its distributions paid to shareholders in 2023 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 31% of its ordinary dividends paid to shareholders in 2023 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at
dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ◾ Dodge & Cox Global Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Global Stock Fund ◾ PAGE 20

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

International Stock Fund | Class I (dodfx) | Class X (doxfx)
ESTABLISHED 2001
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 ISF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox International Stock Fund—Class I had a total return of 16.70% for the year ended December 31, 2023, compared to a return of 18.24% for the MSCI EAFE (Europe, Australasia, Far East) Index.1
Market Commentary
Global equity markets performed strongly in the first half of 2023, declined modestly in the third quarter, and surged in the fourth quarter. Investor sentiment improved as inflation decelerated and investors became increasingly convinced that interest rates have peaked. As a result, most developed and emerging markets posted strong returns for the full year: the MSCI EAFE appreciated 18.2%, and the MSCI Emerging Markets ex China Index2 returned 20.0%. However, the MSCI China Index3 declined 11.2% due to growing macroeconomic concerns and heightened geopolitical tensions. Therefore, the overall MSCI Emerging Markets Index4 (which includes China) rose only 9.8%.
International value stocks5 outperformed growth stocks by 1.4 percentage points during 2023.6 The valuation gap between value and growth stocks remains wide at 1.7 standard deviations7: the MSCI EAFE Value Index8 trades at 9.8 times forward earnings9 compared to 20.1 times for the MSCI EAFE Growth Index.10
We are also seeing divergence across geographies. The valuation differential between international and U.S. equities is substantial: the MSCI EAFE trades at 13.2 times forward earnings, a significant discount to the S&P 500 Index11 at 20.4 times. In addition, Chinese equities became more inexpensive in 2023, while Japanese equities became more expensive amid an improvement in corporate governance practices.
Investment Strategy
When macroeconomic concerns and geopolitical tensions dominate the headlines, as was the case in 2023, how do we navigate through the market noise? The answer is straightforward: we focus on finding individual companies with strong business fundamentals and attractive valuations. This combination provides a compelling foundation for long-term returns. Our experienced investment team’s deep institutional knowledge of companies and industry dynamics enables us to unearth new opportunities and adjust portfolio positioning.
During portions of 2023, market volatility created opportunities for the Fund. As discussed below, we trimmed the Fund’s Financials holdings as they outperformed and redeployed the proceeds into other areas of the portfolio. We found more opportunities in consumer-related companies, an area of the market where we had previously not found much value due to relatively expensive valuations. Furthermore, we added to select China-Internet holdings12 that were trading at depressed valuations.
Financials
Despite the U.S. regional banking crisis and concerns about global financial contagion in the first half of 2023, Financials was the Fund’s top-contributing sector for the full year (up 29.1% compared to up
19.2% for the MSCI EAFE sector). In the eye of the storm, our global Financials team carefully reviewed the Fund’s holdings, including stress-testing balance sheets, engaging with management teams, and closely monitoring regulatory developments. We concluded that the issues at a few U.S. regional banks were not representative of the broader global banking system. Our investment approach allowed us to take advantage of the volatility in the sector and add to several holdings—including BNP Paribas and Banco Santander—that later significantly outperformed as their balance sheets proved resilient, and their earnings benefited from a combination of rising interest rates and contained credit losses.13 Brazilian holdings XP and Itau Unibanco also performed strongly and were up 79.6% and 53.6%, respectively.
We trimmed several holdings that outperformed, including UBS Group (another standout contributor, which appreciated 70.3%). UBS Group, a leading global asset manager, acquired Credit Suisse, which restored confidence in the stability of the Swiss economy and banking system. This was a favorable deal for UBS, which acquired nearly $58 billion in book value from Credit Suisse for only $3 billion, a substantial discount for a transaction of this magnitude. UBS’s share price surged in the second half of the year, making it the Fund’s top-contributing holding for 2023. We trimmed UBS, but it remains one of the Fund’s larger holdings (3.3% position). The company has an attractive mix of market-leading, capital-efficient, and geographically diversified businesses. UBS has created significant shareholder value in recent years through its high return on invested capital and strong capital allocation. While the merger introduces new risks (e.g., increased complexity, integration challenges, litigation), we have considered them in our analysis and believe the benefits outweigh the risks.
Despite these reductions, the Fund remains overweight Financials (25.8% versus 18.9% in the MSCI EAFE). These holdings are widely diversified across business segments and geographies. We believe these developed and emerging market holdings have attractive risk/reward profiles due to their resilient balance sheets, improved profitability, attractive capital return, and inexpensive valuations.
Greater China
After a strong finish to 2022, macroeconomic and geopolitical uncertainty weighed on China’s equity market in 2023. We used this weakness as an opportunity to add to some of the Fund’s China-Internet holdings, an area where we continue to find attractive valuations, strong balance sheets, shareholder-aligned management teams, and exposure to secular growth markets. Alibaba and JD.com are two holdings that we added to during 2023.
Alibaba, one of the Fund’s largest China Internet holdings, experienced a number of headwinds throughout the year. The e-commerce giant battled increased competition and a slowing domestic economy. To address these challenges, Alibaba’s management announced a reorganization to split its business units into independently run companies, each with a standalone board, incentive programs, and self-financing opportunities. We believe the announced plan should lead to better execution and recognition of
PAGE 1 ◾ Dodge & Cox International Stock Fund

the tremendous discount the company trades at on a sum-of-the-parts basis. In addition, Alibaba’s core domestic e-commerce business has 51% market share and is asset-light, high-margin, and highly cash-generative. Alibaba also enhanced its share buyback program, which is well supported by its strong free cash flow14 generation. Alibaba accounted for 1.9% of the Fund on December 31.
In addition, we opportunistically added to JD.com, which has also faced increased competition in the e-commerce space. In response, management has announced its intention to add more product offerings by growing its third-party business to better complement its popular first-party franchise. While this is still in the early stages, it is a sign management acknowledges the increased competition in the e-commerce space and desires to remain a major market player. On top of its attractive valuation, JD.com has competitive advantages with high-quality products, logistics, and a strong consumer mindshare. JD.com (1.0% position) currently trades at 9.3 times forward earnings.
While Greater China15 detracted from the Fund’s results in 2023, we remain enthusiastic about the Fund’s holdings in this region. That said, given the heightened risk associated with the region, it’s important to note that 90% of the Fund is invested in other areas of the market.
Consumer-Related Opportunities
While we have been closely monitoring consumer-related sectors for several years, recently lower valuations offered attractive entry points for us to start new positions in Adidas, Danone, Yum China, and International Flavors & Fragrances (IFF). One particularly intriguing new holding, IFF, is an example of how we look beyond country and sector classifications and focus on a company’s underlying exposures. While domiciled in the United States and classified as a Materials company, we view IFF as a global leader (approximately 71% of its revenue is derived from outside the United States) with a consumer-related lens—selling flavors, scents, and other key ingredients to food, beverage, and consumer products companies.
2022 and 2023 were challenging years for IFF. The company’s margins and valuation fell to their lowest levels in over a decade due to merger integration challenges. Management is cutting costs to boost margins. Moreover, activist investors are focused on keeping management disciplined and shareholders as a top priority. We believe these near-term challenges provided us an opportunity to buy a strong franchise at depressed levels. IFF operates in an attractive oligopolistic industry with high barriers to entry, low economic sensitivity, mission-critical inputs that are a small percentage of product costs, attractive growth, and historically stable margins. On December 31, IFF was a 0.9% position in the Fund.
In Closing
In periods of uncertainty and heightened volatility, significant opportunities can be unearthed by bottom-up, active managers like Dodge & Cox. We believe our portfolio is well-positioned and remain confident in our ability to navigate challenging economic and market conditions. We remain enthusiastic about the long-term outlook for the Fund. However, valuation changes can occur swiftly and without warning, so we encourage our shareholders to maintain a long-term perspective.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe,
Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and
Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

2.	The MSCI Emerging Markets ex China Index captures large- and mid-cap representation across emerging market countries excluding China.
3.	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shared, Red chips, and P chips.
4.	The MSCI Emerging Markets Index captures large- and mid-cap representation across emerging market countries.
5.	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
6.	For the year ended December 31, 2023, the MSCI EAFE Value Index had a total return of 18.95% and the MSCI EAFE Growth Index had a total return of 17.58%.
7.
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2023. Standard deviation measures the volatility of the Fund’s returns.
Higher standard deviation represents higher volatility.

8.
The MSCI EAFE Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price,
12-month forward earnings to price, and dividend yield.

9.
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

10.
The MSCI EAFE Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

11.	The S&P 500 Index is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market.
12.	The Fund’s China-Internet holdings are Alibaba, Baidu, JD.com, and Prosus.
13.	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
14.	Free cash flow is the cash a company generates after paying all expenses and loans.
15.	Greater China includes China, Hong Kong, Macao, and Taiwan.
Dodge & Cox International Stock Fund ◾ PAGE 2

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the MSCI EAFE by 1.54 percentage points in 2023.
Key contributors to relative results included the Fund's:
◾ Financials holdings, notably UBS Group, Itau Unibanco, and Banco Santander;
◾ Underweight position in the Consumer Staples* sector and select holdings;
◾ Materials holdings, including Holcim; and
◾ Position in Booking Holdings.
Key detractors from relative results included the Fund's:
◾ China Internet** holdings, notably JD.com, Alibaba, and Prosus;
◾ Underweight position in the Industrials sector and select holdings, particularly Johnson Controls;
◾ Information Technology holdings; and
◾ Health Care holdings, notably Bayer.
*The Fund’s performance and attribution results reflect a cash payment arising from an issuer tender offer that was accepted in the third quarter of 2023 to purchase shares of Magnit PJSC, a Russian Consumer Staples company.
**China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a six-member committee with average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

$20,000
10,000
5,000
Dodge & Cox International Stock Fund Class I $14,776
MSCI EAFE Index $15,204
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund
Class I	16.70%	8.65%	3.98%	6.84%
Class X(a)	16.81	8.68	4.00	6.85
MSCI EAFE Index	18.24	8.16	4.28	5.59
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox International Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.52% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/internationalstockfund
Dodge & Cox International Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification(a)	% of Net Assets
Financials	25.8
Health Care	14.2
Materials	11.8
Consumer Discretionary	11.5
Energy	8.1
Consumer Staples	7.5
Industrials	6.6
Information Technology	6.4
Communication Services	3.4
Real Estate	1.6
Utilities	0.5
Net Cash & Other(b)	2.6
Region Diversification(a)	% of Net Assets
Developed Europe (excluding United Kingdom)	39.1
Emerging Markets	18.8
Other Developed	16.9
United Kingdom	13.5
Japan	9.1
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,054.00	$3.21	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,022.08	3.16	0.62
Class X
Based on actual return	$1,000.00	$1,054.40	$2.69	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.58	2.65	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments  December 31, 2023
Common Stocks: 94.1%
	Shares	Value
Communication Services: 3.4%
Media & Entertainment: 1.3%
Baidu, Inc. ADR(a) (China)	2,348,785	$279,716,806
Grupo Televisa SAB ADR (Mexico)	46,380,780	154,911,805
NetEase, Inc. ADR (China)	1,715,726	159,837,034
		594,465,645
Telecommunication Services: 2.1%
Deutsche Telekom AG (Germany)	25,935,500	622,735,108
Liberty Global, Ltd., Class A(a) (Belgium)	4,612,561	81,965,209
Liberty Global, Ltd., Class C(a) (Belgium)	8,459,768	157,690,076
Millicom International Cellular SA SDR(a) (Guatemala)	8,247,010	147,384,115
		1,009,774,508
		1,604,240,153
Consumer Discretionary: 11.5%
Automobiles & Components: 2.6%
Honda Motor Co., Ltd. (Japan)	50,021,465	520,081,331
Stellantis NV (Netherlands)	30,000,000	700,456,373
		1,220,537,704
Consumer Discretionary Distribution & Retail: 5.2%
Alibaba Group Holding, Ltd. ADR (China)	11,431,400	886,047,814
JD.com, Inc. ADR (China)	16,479,348	476,088,364
Prosus NV, Class N (China)	37,787,945	1,125,706,468
		2,487,842,646
Consumer Durables & Apparel: 0.6%
adidas AG (Germany)	1,331,827	270,765,038
Consumer Services: 3.1%
Booking Holdings, Inc.(a) (United States)	174,500	618,989,890
Entain PLC(b) (United Kingdom)	48,734,596	617,592,662
Flutter Entertainment PLC(a) (Ireland)	604,478	106,770,173
Yum China Holdings, Inc. (China)	3,024,164	128,315,278
		1,471,668,003
		5,450,813,391
Consumer Staples: 7.5%
Consumer Staples Distribution & Retail: 0.8%
Seven & i Holdings Co., Ltd. (Japan)	9,107,900	361,409,223
Food, Beverage & Tobacco: 4.5%
Anheuser-Busch InBev SA/NV (Belgium)	13,195,900	851,040,118
Danone SA (France)	6,521,400	422,454,955
Imperial Brands PLC (United Kingdom)	38,224,397	880,176,172
		2,153,671,245
Household & Personal Products: 2.2%
Beiersdorf AG (Germany)	2,515,000	376,762,181
Haleon PLC (United Kingdom)	158,253,904	648,827,108
		1,025,589,289
		3,540,669,757
Energy: 8.1%
Equinor ASA (Norway)	13,819,538	438,189,762
Ovintiv, Inc.(b) (United States)	15,511,124	681,248,566
Suncor Energy, Inc. (Canada)	29,228,854	936,492,482

	Shares	Value
TC Energy Corp. (Canada)	11,385,400	$445,055,286
TotalEnergies SE (France)	19,464,870	1,323,675,969
		3,824,662,065
Financials: 23.2%
Banks: 16.0%
Axis Bank, Ltd. (India)	84,294,403	1,114,386,417
Banco Santander SA (Spain)	367,562,616	1,533,610,764
Barclays PLC (United Kingdom)	540,610,208	1,059,680,876
BNP Paribas SA (France)	22,721,892	1,569,997,307
Credicorp, Ltd. (Peru)	3,335,080	500,028,544
HDFC Bank, Ltd. (India)	19,976,235	410,177,332
ICICI Bank, Ltd. (India)	39,802,373	477,549,554
Standard Chartered PLC (United Kingdom)	107,711,814	915,207,662
		7,580,638,456
Financial Services: 4.2%
UBS Group AG (Switzerland)	49,718,594	1,542,899,119
XP, Inc., Class A (Brazil)	17,776,502	463,433,407
		2,006,332,526
Insurance: 3.0%
Aegon, Ltd. (Netherlands)	52,466,275	303,964,960
Aviva PLC (United Kingdom)	99,490,252	551,265,951
Prudential PLC (Hong Kong)	47,494,347	537,099,134
		1,392,330,045
		10,979,301,027
Health Care: 14.2%
Health Care Equipment & Services: 1.8%
Fresenius Medical Care AG (Germany)	13,279,550	556,492,130
Olympus Corp. (Japan)	19,797,900	286,507,907
		843,000,037
Pharmaceuticals, Biotechnology & Life Sciences: 12.4%
Bayer AG (Germany)	15,153,410	562,583,131
GSK PLC (United Kingdom)	68,472,120	1,265,705,518
Novartis AG (Switzerland)	14,908,470	1,504,407,406
Roche Holding AG (Switzerland)	3,372,500	980,412,877
Sanofi (France)	15,600,422	1,545,854,644
		5,858,963,576
		6,701,963,613
Industrials: 6.6%
Capital Goods: 6.6%
Johnson Controls International PLC (United States)	19,341,301	1,114,832,590
Mitsubishi Electric Corp. (Japan)	68,052,100	964,795,375
NIDEC Corp. (Japan)	3,792,600	153,183,383
Schneider Electric SE (France)	2,269,046	455,343,209
Smiths Group PLC(b) (United Kingdom)	20,175,116	453,505,442
		3,141,659,999
Information Technology: 5.7%
Semiconductors & Semiconductor Equipment: 1.9%
Infineon Technologies AG (Germany)	3,620,770	151,092,255
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	38,252,000	739,102,849
		890,195,104
Technology, Hardware & Equipment: 3.8%
Brother Industries, Ltd. (Japan)	9,270,900	147,972,769
Kyocera Corp. (Japan)	26,733,600	390,196,800
Murata Manufacturing Co., Ltd. (Japan)	22,191,000	471,047,255
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Samsung Electronics Co., Ltd. (South Korea)	4,419,500	$268,793,616
TE Connectivity, Ltd. (United States)	3,871,985	544,013,893
		1,822,024,333
		2,712,219,437
Materials: 11.8%
Akzo Nobel NV(b) (Netherlands)	11,504,360	950,231,957
Glencore PLC (Australia)	117,646,561	707,952,688
Holcim, Ltd. (Switzerland)	16,240,941	1,274,867,041
International Flavors & Fragrances, Inc. (United States)	5,192,900	420,469,113
Linde PLC (United States)	1,277,735	524,778,542
Mitsubishi Chemical Group Corp.(b) (Japan)	108,521,900	664,985,260
Nutrien, Ltd. (Canada)	7,822,959	440,667,280
Teck Resources, Ltd., Class B (Canada)	14,160,640	598,570,253
		5,582,522,134
Real Estate: 1.6%
Real Estate Management & Development: 1.6%
CK Asset Holdings, Ltd. (Hong Kong)	59,144,600	296,915,966
Daito Trust Construction Co., Ltd. (Japan)	2,849,000	330,362,766
Hang Lung Group, Ltd.(b) (Hong Kong)	93,433,300	127,313,864
		754,592,596
Utilities: 0.5%
Engie Prime de Fidelite Majore (France)	13,736,547	241,387,925
Total Common Stocks (Cost $37,200,802,633)		$44,534,032,097
Preferred Stocks: 3.3%
	Shares	Value
Financials: 2.6%
Banks: 2.6%
Itau Unibanco Holding SA, Pfd (Brazil)	176,002,651	$1,223,839,376
Information Technology: 0.7%
Technology, Hardware & Equipment: 0.7%
Samsung Electronics Co., Ltd., Pfd (South Korea)	7,414,600	357,545,474
Total Preferred Stocks (Cost $868,026,617)		$1,581,384,850
Short-Term Investments: 2.5%
	Par Value/ Shares	Value
Repurchase Agreements: 2.1%
Fixed Income Clearing Corporation(c) 5.31%, dated 12/29/23, due 1/2/24, maturity value $905,533,950	$905,000,000	$905,000,000
Fixed Income Clearing Corporation(c) 2.70%, dated 12/29/23, due 1/2/24, maturity value $109,264,770	109,232,000	109,232,000
		1,014,232,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	189,408,449	189,408,449
Total Short-Term Investments (Cost $1,203,640,449)		$1,203,640,449
Total Investments In Securities (Cost $39,272,469,699)	99.9%	$47,319,057,396
Other Assets Less Liabilities	0.1%	35,794,930
Net Assets	100.0%	$47,354,852,326
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)
Repurchase agreement is collateralized by U.S. Treasury Notes 2.25%-4.875%,
11/15/25-8/15/53. U.S. Treasury Inflation Indexed Notes 0.625%-2.125%, 1/15/33-
2/15/43. Total collateral value is $1,034,271,604.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
USD United States Dollar
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	822	3/15/24	$41,225,318	$(325,801)
MSCI EAFE Index— Long Position	834	3/15/24	93,925,080	2,298,455
MSCI Emerging Markets Index— Long Position	1,433	3/15/24	74,064,605	2,427,937
				$4,400,591
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Bank of America	1/10/24	USD	52,146,568	CNH	349,736,600	$3,039,018
HSBC	1/10/24	USD	52,279,310	CNH	349,670,163	3,181,089
HSBC	1/10/24	USD	52,179,179	CNH	349,652,680	3,083,413
JPMorgan	1/10/24	USD	52,179,958	CNH	349,652,680	3,084,192
PAGE 7 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2023
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	1/10/24	USD	52,177,076	CNH	349,617,714	$3,086,220
JPMorgan	1/10/24	USD	52,255,871	CNH	349,670,163	3,157,651
Bank of America	2/7/24	USD	50,628,815	CNH	336,403,163	3,310,165
Goldman Sachs	2/7/24	USD	50,628,891	CNH	336,403,669	3,310,170
HSBC	2/7/24	USD	50,631,152	CNH	336,403,500	3,312,455
HSBC	2/7/24	USD	38,442,197	CNH	273,020,330	39,011
JPMorgan	2/7/24	USD	50,628,891	CNH	336,403,668	3,310,170
Barclays	3/13/24	USD	25,381,110	CNH	178,086,558	268,361
HSBC	3/13/24	USD	25,387,966	CNH	178,083,885	275,593
HSBC	3/13/24	USD	44,609,305	CNH	314,999,685	189,849
HSBC	3/13/24	USD	44,625,781	CNH	315,000,000	206,280
UBS	3/13/24	USD	25,390,156	CNH	178,086,557	277,407
UBS	3/13/24	USD	38,694,888	CNH	273,930,398	66,788
Citibank	4/17/24	USD	36,238,472	CNH	254,030,460	327,407
JPMorgan	4/17/24	USD	44,720,837	CNH	315,000,158	190,778
JPMorgan	4/17/24	USD	51,511,809	CNH	363,117,041	179,697
UBS	4/17/24	USD	36,259,967	CNH	254,030,079	348,955
UBS	4/17/24	USD	36,245,432	CNH	254,030,461	334,366
Bank of America	5/22/24	USD	31,537,874	CNH	221,175,111	195,834
Barclays	5/22/24	USD	31,552,721	CNH	221,175,111	210,681
Citibank	5/22/24	USD	31,605,459	CNH	221,175,000	263,434
JPMorgan	5/22/24	USD	31,574,746	CNH	221,174,778	232,753
UBS	5/22/24	USD	37,138,160	CNH	267,157,068	(719,841)
Bank of America	6/5/24	USD	44,884,605	CNH	315,000,157	203,707
HSBC	6/5/24	USD	42,843,678	CNH	300,000,000	290,463
HSBC	6/5/24	USD	42,862,041	CNH	300,000,000	308,827
HSBC	6/5/24	USD	26,791,995	CNH	192,254,000	(478,090)
HSBC	7/10/24	USD	45,984,726	CNH	319,124,801	611,612
HSBC	7/10/24	USD	45,960,498	CNH	319,172,675	580,577
JPMorgan	7/10/24	USD	45,957,189	CNH	319,172,675	577,268
Citibank	8/14/24	USD	44,613,168	CNH	314,582,033	(209,783)
HSBC	8/14/24	USD	44,589,941	CNH	314,582,033	(233,009)
HSBC	8/14/24	USD	44,630,994	CNH	314,581,561	(191,889)
State Street	8/14/24	USD	30,831,442	CNH	220,444,807	(578,447)
UBS	8/14/24	USD	35,244,517	CNH	249,333,458	(281,546)
Bank of America	9/12/24	USD	39,640,518	CNH	282,815,279	(727,760)
HSBC	9/12/24	USD	39,652,786	CNH	282,815,562	(715,533)
HSBC	9/12/24	USD	39,633,356	CNH	282,815,705	(734,983)
HSBC	9/12/24	USD	39,630,579	CNH	282,815,704	(737,759)
JPMorgan	9/12/24	USD	35,330,366	CNH	249,333,458	(258,809)
HSBC	10/17/24	USD	37,435,593	CNH	267,657,000	(845,667)
HSBC	10/17/24	USD	45,014,110	CNH	320,428,438	(814,710)
HSBC	10/17/24	USD	35,425,689	CNH	249,333,084	(234,819)
UBS	10/17/24	USD	37,449,211	CNH	267,657,000	(832,049)
UBS	10/17/24	USD	45,033,405	CNH	320,428,437	(795,414)
HSBC	11/7/24	USD	34,512,811	CNH	245,144,500	(583,368)
HSBC	11/7/24	USD	42,324,480	CNH	300,000,150	(625,123)
HSBC	11/7/24	USD	42,316,122	CNH	300,000,150	(633,481)
UBS	11/7/24	USD	34,524,720	CNH	245,144,500	(571,459)
UBS	11/7/24	USD	42,341,860	CNH	299,999,700	(607,679)
HSBC	12/5/24	USD	44,524,814	CNH	309,914,970	97,063
HSBC	12/5/24	USD	44,510,701	CNH	309,914,660	82,994
JPMorgan	12/5/24	USD	44,521,639	CNH	309,915,126	93,865
UBS	12/5/24	USD	44,515,243	CNH	309,915,125	87,470
UBS	12/5/24	USD	44,532,492	CNH	309,914,970	104,740
Unrealized gain on currency forward contracts						38,520,323
Unrealized loss on currency forward contracts						(12,411,218)
Net unrealized gain on currency forward contracts						$26,109,105
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 8

Consolidated Portfolio of Investments  December 31, 2023
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2023. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 7.4%
Communication Services 0.0%
Television Broadcasts, Ltd.(a)	$18,165,258	$—	$(42,023,320)	$(172,410,005)	$196,268,067	$—(b)	$—
Consumer Discretionary 1.3%
Entain PLC	407,529,590	305,352,893	(31,636,562)	(26,225,553)	(37,427,706)	617,592,662	6,136,476
Energy 1.4%
Ovintiv, Inc.	583,161,146	152,019,590	—	—	(53,932,170)	681,248,566	17,043,443
Industrials 1.0%
Smiths Group PLC	349,933,367	40,988,025	—	—	62,584,050	453,505,442	9,237,248
Information Technology 0.0%
Micro Focus International PLC(a)	120,717,182	—	(124,323,731)	(428,669,083)	432,275,632	—(b)	—
Materials 3.4%
Akzo Nobel NV	767,640,347	—	—	—	182,591,610	950,231,957	21,100,427
Mitsubishi Chemical Group Corp.	560,690,371	—	—	—	104,294,889	664,985,260	21,517,201
						1,615,217,217
Real Estate 0.3%
Hang Lung Group, Ltd.	176,597,231	—	(4,973,063)	(9,322,087)	(34,988,217)	127,313,864	10,242,744
				$(636,626,728)	$851,666,155	$3,494,877,751	$85,277,539
(a)	Non-income producing
(b)	Company was not an affiliate at period end
PAGE 9 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $35,822,625,056)	$43,824,179,645
Affiliated issuers (cost $3,449,844,643)	3,494,877,751
47,319,057,396
Unrealized appreciation on currency forward contracts	38,520,323
Cash pledged as collateral for currency forward contracts	3,650,000
Cash	100
Cash denominated in foreign currency (cost $117,356,653)	117,374,451
Deposits with broker for futures contracts	7,588,868
Receivable for variation margin for futures contracts	178,656
Receivable for investments sold	130,106,959
Receivable for Fund shares sold	77,146,952
Dividends and interest receivable	53,551,530
Expense reimbursement receivable	322,083
Prepaid expenses and other assets	83,387
47,747,580,705
Liabilities:
Unrealized depreciation on currency forward contracts	12,411,218
Cash received as collateral for currency forward contracts	27,230,000
Payable for investments purchased	71,311,196
Payable for Fund shares redeemed	135,003,863
Deferred foreign capital gains tax	111,685,070
Management fees payable	23,395,216
Accrued expenses	11,691,816
392,728,379
Net Assets	$47,354,852,326
Net Assets Consist of:
Paid in capital	$41,842,133,424
Distributable earnings	5,512,718,902
$47,354,852,326
Class I
Total net assets	$40,204,036,411
Shares outstanding (par value $0.01 each, unlimited shares authorized)	817,850,971
Net asset value per share	$49.16
Class X
Total net assets	$7,150,815,915
Shares outstanding (par value $0.01 each, unlimited shares authorized)	145,460,509
Net asset value per share	$49.16
Consolidated
Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends (net of foreign taxes of $85,943,246)
Unaffiliated issuers	$1,294,427,436
Affiliated issuers	85,277,539
Interest	59,619,420
1,439,324,395
Expenses:
Investment advisory fees	223,625,751
Administrative services fees
Class I	39,052,836
Class X	2,836,157
Custody and fund accounting fees	3,753,962
Professional services	438,723
Shareholder reports	1,251,130
Registration fees	221,082
Trustees fees	414,286
Miscellaneous	1,114,872
Total expenses	272,708,799
Expenses reimbursed by investment manager	(2,669,630)
Net expenses	270,039,169
Net Investment Income	1,169,285,226
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $50,406,162)	584,325,395
Investments in securities of affiliated issuers	(636,626,728)
Futures contracts	99,591,277
Currency forward contracts	202,892,022
Foreign currency transactions	(9,763,508)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $(18,084,714))	4,583,325,293
Investments in securities of affiliated issuers	851,666,155
Futures contracts	32,182,305
Currency forward contracts	(20,871,343)
Foreign currency translation	7,977,379
Net realized and unrealized gain	5,694,698,247
Net Change in Net Assets From Operations	$6,863,983,473
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 10

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$1,169,285,226	$1,115,944,410
Net realized gain (loss)	240,418,458	601,796,054
Net change in unrealized appreciation/depreciation	5,454,279,789	(4,805,131,949)
	6,863,983,473	(3,087,391,485)
Distributions to Shareholders:
Class I	(907,170,609)	(823,619,232)
Class X	(164,393,233)	(83,123,172)
Total distributions	(1,071,563,842)	(906,742,404)
Fund Share Transactions:
Class I
Proceeds from sales of shares	5,246,522,296	8,394,804,116
Reinvestment of distributions	808,790,983	732,771,456
Cost of shares redeemed	(8,473,788,910)	(11,594,991,532)
Class X
Proceeds from sales of shares	3,330,243,775	3,716,952,273
Reinvestment of distributions	155,362,021	76,122,946
Cost of shares redeemed	(781,682,822)	(139,473,851)
Net change from Fund share transactions	285,447,343	1,186,185,408
Total change in net assets	6,077,866,974	(2,807,948,481)
Net Assets:
Beginning of year	41,276,985,352	44,084,933,833
End of year	$47,354,852,326	$41,276,985,352
Share Information:
Class I
Shares sold	112,286,649	188,773,812
Distributions reinvested	16,793,829	17,221,421
Shares redeemed	(181,328,377)	(268,147,422)
Net change in shares outstanding	(52,247,899)	(62,152,189)
Class X
Shares sold	71,444,754	88,959,669
Distributions reinvested	3,225,956	1,789,023
Shares redeemed	(16,642,283)	(3,316,610)
Net change in shares outstanding	58,028,427	87,432,082
PAGE 11 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific
Dodge & Cox International Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements
expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,604,240,153	$—
Consumer Discretionary	5,450,813,391	—
Consumer Staples	3,540,669,757	—
Energy	3,824,662,065	—
Financials	10,979,301,027	—
Health Care	6,701,963,613	—
Industrials	3,141,659,999	—
Information Technology	2,443,425,821	268,793,616
Materials	5,582,522,134	—
PAGE 13 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Real Estate	$754,592,596	$—
Utilities	241,387,925	—
Preferred Stocks
Financials	—	1,223,839,376
Information Technology	—	357,545,474
Short-Term Investments
Repurchase Agreements	—	1,014,232,000
Money Market Fund	189,408,449	—
Total Securities	$44,454,646,930	$2,864,410,466
Other Investments
Futures Contracts
Appreciation	$4,726,392	$—
Depreciation	(325,801)	—
Currency Forward Contracts
Appreciation	—	38,520,323
Depreciation	—	(12,411,218)
The following is a reconciliation of the Fund's holdings for which Level 3 inputs were used in determining value.
Common Stocks	Amount
Balance at 1/1/2023	$447
Sales	(80,978,681)
Net realized loss	(205,099,505)
Net change in unrealized depreciation	286,077,739
Balance at 12/31/2023	$−
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$38,520,323	$38,520,323
Futures contracts(a)	4,726,392	—	4,726,392
	$4,726,392	$38,520,323	$43,246,715
Liabilities
Unrealized depreciation on currency forward contracts	$—	$12,411,218	$12,411,218
Futures contracts(a)	325,801	—	325,801
	$325,801	$12,411,218	$12,737,019
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
Dodge & Cox International Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$99,591,277	$—	99,591,277
Currency forward contracts	—	202,892,022	202,892,022
	$99,591,277	$202,892,022	$302,483,299
Net change in unrealized appreciation/depreciation
Futures contracts	$32,182,305	$—	32,182,305
Currency forward contracts	—	(20,871,343)	(20,871,343)
	$32,182,305	$(20,871,343)	$11,310,962
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-4%
Currency forward contracts	USD total value	5-8%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$6,748,724	$(727,760)	$(5,780,000)	$240,964
Barclays	479,042	—	(479,042)	—
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Citibank	$590,841	$(209,783)	$(260,000)	$121,058
Goldman Sachs	3,310,170	—	(3,260,000)	50,170
HSBC	12,259,226	(6,828,431)	(4,250,000)	1,180,795
JPMorgan	13,912,594	(258,809)	(13,150,000)	503,785
State Street	—	(578,447)	530,000	(48,447)
UBS	1,219,726	(3,807,988)	2,588,262	—
	$38,520,323	$(12,411,218)	$(24,060,780)	$2,048,325
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $2,669,630.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales,
PAGE 15 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes.
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$907,170,609	$823,619,232
Long-term capital gain	$—	$—
Class X
Ordinary income	$164,393,233	$83,123,172
Long-term capital gain	$—	$—
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$29,456,379
Capital loss carryforward[1]	(1,879,943,100)
Net unrealized appreciation	7,363,205,623
Total distributable earnings	$5,512,718,902
[1]	Represents accumulated long-term capital loss as of December 31, 2023, which may be carried forward to offset future capital gains.
At December 31, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$39,879,864,654
Unrealized appreciation	10,523,851,486
Unrealized depreciation	(3,054,149,048)
Net unrealized appreciation	7,469,702,438
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $252,150 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, aggregated $6,225,622,022 and $6,213,043,180, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox International Stock Fund ◾ PAGE 16

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$43.11	$47.29	$43.70	$43.60	$36.91
Income from investment operations:
Net investment income	1.18	1.16	1.04 (a)	0.95 (b)	1.25
Net realized and unrealized gain (loss)	6.00	(4.38)	3.73	(0.04)	7.15
Total from investment operations	7.18	(3.22)	4.77	0.91	8.40
Distributions to shareholders from:
Net investment income	(1.13)	(0.96)	(1.18)	(0.81)	(1.71)
Net realized gain	—	—	—	—	—
Total distributions	(1.13)	(0.96)	(1.18)	(0.81)	(1.71)
Net asset value, end of year	$49.16	$43.11	$47.29	$43.70	$43.60
Total return	16.70%	(6.78)%	11.02%	2.10%(b)	22.78%
Ratios/supplemental data:
Net assets, end of year (millions)	$40,204	$37,508	$44,085	$40,789	$50,228
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	2.61%	2.68%	2.15%(a)	2.39%(b)	2.85%
Portfolio turnover rate	14%	12%	18%	20%	15%
Class X(c)
Net asset value, beginning of year	$43.11	$44.59
Income from investment operations:
Net investment income	1.25	0.23
Net realized and unrealized gain (loss)	5.97	(0.72)
Total from investment operations	7.22	(0.49)
Distributions to shareholders from:
Net investment income	(1.17)	(0.99)
Net realized gain	—	—
Total distributions	(1.17)	(0.99)
Net asset value, end of year	$49.16	$43.11
Total return	16.81%	(1.07)%
Ratios/supplemental data:
Net assets, end of period (millions)	$7,151	$3,769
Ratio of expenses to average net assets	0.52%	0.52%(d)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%	0.57%(d)
Ratio of net investment income to average net assets	2.66%	1.66%(d)
Portfolio turnover rate	14%	12%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.13 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.

(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(d)	Annualized
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ◾ Dodge & Cox International Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox International Stock Fund ◾ PAGE 18

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2023, the Fund elected to pass through to shareholders foreign source income of $1,444,398,530 and foreign taxes paid of $136,349,434.
The Fund designates up to a maximum of $1,379,450,045 of its distributions paid to shareholders in 2023 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 2% of its ordinary dividends paid to shareholders in 2023 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at
dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ◾ Dodge & Cox International Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox International Stock Fund ◾ PAGE 20

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

Emerging Markets Stock Fund (dodex)
ESTABLISHED 2021
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 EM AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Emerging Markets Stock Fund had a total return of 13.37% for the year ended December 31, 2023, compared to a return of 9.83% for the MSCI Emerging Markets Index.1
Market Commentary
2023 was a strong year for global equity markets. Post-COVID economic growth, normalization of the global supply chain, surging enthusiasm about artificial intelligence, and gradual pausing of tightening monetary policies across central banks all helped boost stock prices worldwide. Though concerns remain about China’s economic slowdown, investor sentiment was upbeat in most of the other emerging regions, as oil prices dropped toward the end of the year, and inflation generally fell across markets. Overall, the MSCI Emerging Markets had a total return of 9.8% for 2023.
From a valuation perspective, emerging market equities continue to look compelling. The MSCI Emerging Markets ended the year at 11.7 times forward earnings,2 while the S&P 500 Index3 traded at 20.4 times forward earnings. The relative value of emerging market stocks compared to U.S. stocks is in the 5th percentile of all-time observations.4 Latin America, helped by currency strength, was the best-performing region, while China’s economic woes led to its languishing stock market performance.
Investment Strategy
Emerging markets comprise over 80% of the world’s population and contribute 75% of global GDP5 growth. Many of these countries benefit from structural drivers, such as favorable demographics, increasing urbanization, advances in education and technology, wealth accumulation, and developing capital markets. Overall, MSCI Emerging Markets is forecasted to deliver 8% revenue and 16% net income growth over the next two years, compared to 5% and 10% for S&P 500, respectively.6 While these relative growth prospects, coupled with much lower starting valuations, suggest emerging markets may offer very attractive investment opportunities, economic development doesn’t necessarily translate into equity returns. Many risk factors come into play in emerging markets, including weak social and economic institutions, greater political instability, higher regulatory uncertainty, and challenges in obtaining reliable public investment information. However, we believe our rigorous bottom-up research, long-time horizon, and price-disciplined approach give us the insights, temperament, and staying power needed to ride the volatility of emerging market investing, separate the wheat from the chaff, and find attractive investment opportunities looking out over the next three to five years.
The following examples highlight some of the attractive investment opportunities we found in 2023.
Private Sector Financial Institutions Gaining Ground in Underpenetrated Markets
Financials is not typically considered the most exciting part of investing in emerging markets. We beg to differ. Many developing markets are starting from low penetration rates of credit and financial services. In addition, private sector financial institutions have been gaining share rapidly at the expense of their more bureaucratic public sector peers. We believe both factors, when coupled with a strong risk management culture and an owner-operator structure, can offer a long growth runway. The contagion fears that roiled global markets in March after some U.S. regional banks failed did not extend to emerging market Financials. In fact, Financials was the biggest contributor to the Fund’s outperformance in 2023.
Our investment theses have continued to play out in the Fund’s long-term Financials holdings, notably Itau Unibanco (largest bank in Brazil), XP Inc. (largest online broker-dealer in Brazil), Credicorp (largest financial services institution in Peru), and ICICI Bank and Axis Bank (two leading private banks in India).7 In 2023, we started a new position in HDFC Bank and added significantly to Shinhan Financial Group. HDFC Bank is the largest private bank in India with a solid track record of underwriting risk. It faces some near-term merger costs and integration uncertainty, which provided us an opportunity to buy this strong franchise at a deep discount to its historical average valuation. Shinhan, a diversified South Korean bank with an over-capitalized balance sheet, is well positioned to offer significant capital returns amid an improving regulatory environment. The Fund also owns less known but no less exciting companies, such as Sanlam (Africa’s largest insurance company) and Commercial International Bank (CIB), a leading private sector bank in Egypt.
Finding Opportunities in SMID-Cap8 Companies
The Fund has a much broader investment universe with about 4,000 companies in over 60 countries, compared to approximately 1,400 companies in 24 countries in the MSCI Emerging Markets. This has given us the ability to find attractive opportunities across the market cap spectrum, especially in small- and medium-capitalization (SMID-cap) companies where sell-side coverage is light and there appears to be higher potential to generate alpha.9
National Energy Services Reunited (NESR), an oil services company in the Middle East, is one example of the Fund capitalizing on an idiosyncratic SMID cap opportunity. NESR was delisted from the Nasdaq stock exchange in April 2023 as a result of its inability to restate prior financial reports and file annual reports on time. The stock price collapsed amid management change and fraud concerns. Our diligence, leveraging substantial governance checks, gave us confidence that it was not a fraudulent case, and that business fundamentals remain solid. We substantially increased the Fund’s position in NESR trading on the OTC10 Bulletin Board in June. On December 29, 2023, NESR announced the filing of its audited financials and is in progress to become relisted. The stock price has more than doubled since this significant add. In other cases, we are able to find attractively valued SMID-cap names in otherwise expensive regional equity markets. Two examples are Aurobindo Pharma, an Indian pharmaceutical company, and Leejam Sports, a fitness center chain in the Middle East and North Africa. Both stocks generated triple-digit stock returns in 2023.
At the end of 2023, the Fund had 36.3% of its net assets in SMID-cap stocks compared to 25.2% for the MSCI Emerging Markets. These holdings broaden the Fund’s exposure to sectors and regions where well-known large-cap stocks simply do not exist and also bring risk diversification benefits.
PAGE 1 ◾ Dodge & Cox Emerging Markets Stock Fund

China—Down but Not Out
Amid the positive results in many emerging markets, the Greater China11 market trailed the pack in 2023. The early hopes of post-COVID recovery quickly fizzled in China. Macroeconomic indicators were weak with deflation, declining property sales, record youth unemployment, and a slowdown in retail sales. Business and consumer sentiment were low. Foreign direct investment in China saw its first negative growth on record in the third quarter. The Fund’s Greater China holdings—the Fund’s biggest source of outperformance in 2022—became a performance drag in 2023.
Despite overwhelming market concern, we strongly push against the notion that China is “uninvestable.” This could very well be one of those moments when it is wise “to be greedy when others are fearful,” as Warren Buffett advises. We are proceeding with caution, incorporating our usual robust process, constantly monitoring the evolving situation, and reevaluating macro, geopolitical, and company-specific risks against valuations and potential returns. From a macro perspective, China is going through a painful, yet necessary transition away from high dependence on real estate and exports. The entrepreneurial spirits are still strong, particularly in areas like energy transition where China is leading on a global scale. In the second half of 2023, the government implemented a series of policy measures to stimulate the economy, while affirming the importance of private enterprises.
From a portfolio perspective, the Fund’s Greater China portfolio holdings are well diversified, with new or increased positions in Yum China (restaurant chain), Greentown Services (property management), Shandong Sinocera (materials), and Zhejiang NHU (pharmaceutical chemicals) in 2023. Within China Internet,12 one of the portfolio’s key areas of emphasis, the Fund owns a broad set of core businesses with strong profitability that are highly cash generative and trade at extraordinarily inexpensive valuations. During uncertain economic times, these management teams are focused on controlling costs and improving shareholder returns, while pursuing new growth runways in areas such as international gaming and artificial intelligence.
In Closing
2023 was a year of positive momentum for emerging markets and global equities in general. Individual emerging markets continue to generate divergent, heterogeneous results, and these disparities provide opportunities for our disciplined investment team to uncover attractive investments. Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets
Index captures large- and mid-cap representation across emerging market countries.

2.
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change. Unless otherwise specified, all weightings and characteristics are as of
December 31, 2023.

3.	The S&P 500 Index is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market.
4.	Measured since January 31, 2004.
5.
Gross domestic product (GDP) measures the monetary value of final goods and services—those that are bought by the final user—produced in a country in a given period of time. It counts all of the output generated within the borders of a country.
GDP is composed of goods and services produced for sale in the market and also includes some non-market production, such as defense or education services provided by the government.

6.	“Consensus” is based on calendar year 0 and calendar year 2 figures per FactSet consensus market-capitalization weight growth.
7.	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
8.
“SMID-cap” comprise small- and mid-capitalization companies. Market capitalization is a measure of the security’s size. It is the market price of a security multiplied by the number of shares outstanding.

9.
Alpha is a measure of performance and indicates whether an investment has outperformed the market return or other benchmark over some period. Positive alpha means that the investment’s return was above that of the benchmark.

10.	Over-the-counter (OTC) is trading securities via a broker-dealer network as opposed to on a centralized exchange like the New York Stock Exchange.
11.	Greater China includes China, Hong Kong, and Macao.
12.	China Internet for the Emerging Markets Stock Fund consists of Alibaba, Baidu, IGG, JD.com, JOYY, NetEase, Prosus, Vipshop, and XD.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 2

2023 Performance Review (unaudited)
The Fund outperformed the MSCI Emerging Markets Index by 3.54 percentage points in 2023.
Key contributors to relative results included the Fund’s:
◾ Overweight position in Latin America and select holdings, including Itau Unibanco, Cemex, and XP;
◾ Communication Services holdings;
◾ Consumer Staples* holdings, particularly the participation in a cash tender offer for Magnit;
◾ Industrials holdings; and
◾ Position in National Energy Services Reunited.
Key detractors from relative results included the Fund’s:
◾ Overweight position in the Consumer Discretionary sector and select holdings, notably JD.com, Prosus**, and Alibaba;
◾ Underweight position in the Information Technology sector, including Samsung Electronics; and
◾ Position in Greentown Service.
*The Fund’s performance and attribution results reflect a cash payment arising from an issuer tender offer that was accepted in the third quarter of 2023 to purchase shares of Magnit PJSC, a Russian Consumer Staples company.
**Prosus and Naspers derive significant portions of their value from their respective stakes in Tencent. During the attribution period shown, the Fund held Prosus but did not hold Tencent or Naspers. The combined total impact on return versus the Index for all three names was a positive contribution of 22 basis points. One basis point is equal to 1/100th of 1%.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a five-member committee with an average tenure of 17 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Emerging Markets Stock Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on May 11, 2021

$30,000
20,000
10,000
5,000
Dodge & Cox Emerging Markets Stock Fund $8,700
MSCI Emerging Markets Index $8,267
5/11/21
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	Since Inception (5/11/21)
Dodge & Cox Emerging Markets Stock Fund	13.37%	-5.15%
MSCI Emerging Markets Index	9.83	-6.96
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Emerging Markets Stock Fund	0.70%(a)	1.24%
(a)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.70% until April 30, 2026. This agreement cannot be terminated prior to April 30,
2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least
30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index captures large- and mid-cap representation across emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/emergingmarketsstockfund
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification(a)	% of Net Assets
Financials	23.1
Consumer Discretionary	16.3
Information Technology	15.1
Materials	7.9
Communication Services	6.6
Consumer Staples	6.2
Industrials	5.8
Energy	4.8
Health Care	4.5
Utilities	2.7
Real Estate	2.3
Net Cash & Other(b)	4.7
Ten Largest Countries(a)	% of Net Assets
China	24.2
Taiwan	11.8
India	10.0
South Korea	9.6
Brazil	7.8
Mexico	4.3
Peru	2.3
United States	2.1
Australia	2.1
Belgium	2.0
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,054.20	$3.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.68	3.57
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Emerging Markets Stock Fund

Portfolio of Investments  December 31, 2023
Common Stocks: 88.2%
	Shares	Value
Communication Services: 6.6%
Media & Entertainment: 5.5%
AfreecaTV Co., Ltd. (South Korea)	23,260	$1,541,109
Astro Malaysia Holdings BHD (Malaysia)	2,224,314	191,209
Baidu, Inc. ADR(a) (China)	43,044	5,126,110
Grupo Televisa SAB (Mexico)	2,844,894	1,908,212
IGG, Inc.(a) (Singapore)	906,600	376,178
JOYY, Inc. ADR (China)	29,810	1,183,457
Megacable Holdings SAB de CV (Mexico)	349,031	777,977
MultiChoice Group(a) (South Africa)	256,669	1,136,822
NetEase, Inc. ADR (China)	21,500	2,002,940
Sun TV Network, Ltd. (India)	146,015	1,249,169
XD, Inc.(a)(b) (China)	705,800	921,964
		16,415,147
Telecommunication Services: 1.1%
America Movil SAB de CV (Mexico)	683,300	633,363
China Tower Corp., Ltd., Class H(b)(c) (China)	5,444,800	571,779
Millicom International Cellular SA SDR(a) (Guatemala)	62,679	1,120,150
Safaricom PLC (Kenya)	6,724,700	593,230
Sitios Latinoamerica SAB de CV(a) (Brazil)	699,449	282,976
		3,201,498
		19,616,645
Consumer Discretionary: 15.9%
Automobiles & Components: 1.5%
Fuyao Glass Industry Group Co., Ltd., Class H(b)(c) (China)	159,929	778,293
Hankook Tire & Technology Co., Ltd. (South Korea)	33,100	1,163,099
Hyundai Mobis Co., Ltd. (South Korea)	6,686	1,223,854
Kia Corp. (South Korea)	15,435	1,195,304
		4,360,550
Consumer Discretionary Distribution & Retail: 10.3%
Alibaba Group Holding, Ltd. ADR (China)	158,541	12,288,513
China Tourism Group Duty Free Corp., Ltd., Class A (China)	87,450	1,027,091
China Yongda Automobiles Services Holdings, Ltd. (China)	1,085,700	407,390
Cuckoo Homesys Co., Ltd. (South Korea)	26,002	432,306
Detsky Mir PJSC(a)(b)(c)(d) (Russia)	148,750	17
JD.com, Inc., Class A (China)	319,671	4,605,620
Motus Holdings, Ltd. (South Africa)	113,617	630,429
Prosus NV, Class N (China)	295,400	8,799,994
Vibra Energia SA (Brazil)	146,629	685,584
Vipshop Holdings, Ltd. ADR(a) (China)	59,597	1,058,443
Zhongsheng Group Holdings, Ltd. (China)	193,800	463,621
		30,399,008
Consumer Durables & Apparel: 1.6%
Feng Tay Enterprise Co., Ltd. (Taiwan)	166,320	948,372
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	210,014	948,145
Haier Smart Home Co., Ltd., Class H (China)	279,200	788,418
Man Wah Holdings, Ltd. (Hong Kong)	824,000	564,564

	Shares	Value
Midea Group Co., Ltd., Class A (China)	80,371	$616,178
Pou Chen Corp. (Taiwan)	890,143	896,219
		4,761,896
Consumer Services: 2.5%
Afya, Ltd., Class A(a) (Brazil)	26,776	587,198
H World Group, Ltd. (China)	156,240	525,235
Humansoft Holding Co. KSC (Kuwait)	63,998	707,956
Las Vegas Sands Corp. (United States)	18,800	925,148
Leejam Sports Co. JSC (Saudi Arabia)	13,326	717,844
Sands China, Ltd.(a) (Macau)	327,443	958,196
Ser Educacional SA(b)(c) (Brazil)	239,900	386,712
Trip.com Group, Ltd. ADR (China)	28,100	1,011,881
Yum China Holdings, Inc. (China)	41,282	1,751,595
		7,571,765
		47,093,219
Consumer Staples: 5.8%
Consumer Staples Distribution & Retail: 0.7%
Atacadao SA (Brazil)	50,800	129,642
BIM Birlesik Magazalar AS (Turkey)	53,734	548,394
Grupo Comercial Chedraui SAB de CV (Mexico)	61,600	372,807
Wal-Mart de Mexico SAB de CV (Mexico)	133,757	562,329
X5 Retail Group NV GDR(a)(b)(d) (Russia)	35,486	4
Yonghui Superstores Co., Ltd., Class A(a) (China)	832,200	329,346
		1,942,522
Food, Beverage & Tobacco: 4.9%
Ambev SA (Brazil)	86,200	242,979
Anadolu Efes Biracilik Ve Malt (Turkey)	136,809	638,345
Anheuser-Busch InBev SA/NV (Belgium)	89,663	5,782,615
Arca Continental SAB de CV (Mexico)	54,371	592,250
Century Pacific Food, Inc. (Philippines)	1,000,743	559,332
China Feihe, Ltd.(b)(c) (China)	647,557	354,110
Coca-Cola HBC AG (Italy)	30,280	889,647
Eastern Co. SAE (Egypt)	185,410	168,256
Fomento Economico Mexicano SAB de CV (Mexico)	51,343	669,597
GFPT PCL NVDR (Thailand)	1,372,529	462,436
JBS SA (Brazil)	44,500	227,468
Kweichow Moutai Co., Ltd., Class A (China)	1,962	475,242
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	990,914	680,582
Sanquan Food Co., Ltd., Class A (China)	205,905	387,211
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	8,983	797,794
Thai Union Group PCL NVDR (Thailand)	1,190,900	522,978
Tingyi (Cayman Islands) Holding Corp. (China)	294,000	358,440
Vietnam Dairy Products JSC (Vietnam)	124,700	347,445
WH Group, Ltd.(b)(c) (Hong Kong)	723,027	466,678
		14,623,405
Household & Personal Products: 0.2%
Grape King Bio, Ltd. (Taiwan)	126,714	644,088
		17,210,015
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 6

Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Energy: 4.8%
China Suntien Green Energy Corp., Ltd., Class H (China)	2,229,000	$810,701
Ecopetrol SA (Colombia)	1,207,199	719,586
Geopark, Ltd. (Colombia)	70,828	606,996
INPEX Corp. (Japan)	80,000	1,080,567
LUKOIL PJSC(a)(d) (Russia)	7,143	1
Motor Oil (Hellas) Corinth Refineries SA (Greece)	38,721	1,015,646
National Energy Services Reunited Corp.(a) (United States)	740,930	4,519,673
Novatek PJSC(a)(d) (Russia)	30,294	4
Petroleo Brasileiro SA (Brazil)	377,343	3,017,048
PTT Exploration & Production PCL NVDR (Thailand)	296,600	1,290,237
Saudi Arabian Oil Co.(b)(c) (Saudi Arabia)	122,240	1,077,440
		14,137,899
Financials: 19.8%
Banks: 14.0%
Axis Bank, Ltd. (India)	629,954	8,328,100
Banca Transilvania SA (Romania)	69,797	375,791
Bangkok Bank PCL NVDR (Thailand)	121,000	554,488
Bank Polska Kasa Opieki SA (Poland)	13,621	526,354
BDO Unibank, Inc. (Philippines)	211,725	498,964
BRAC Bank PLC (Bangladesh)	1,075,251	350,742
China Merchants Bank Co., Ltd., Class H (China)	131,800	459,110
Commercial International Bank (Egypt) SAE (Egypt)	234,983	554,231
Credicorp, Ltd. (Peru)	38,643	5,793,745
Equity Group Holdings PLC (Kenya)	1,408,729	303,281
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	68,943	694,667
HDFC Bank, Ltd. (India)	237,265	4,871,825
Hong Leong Financial Group BHD (Malaysia)	143,800	514,488
ICICI Bank, Ltd. (India)	390,194	4,681,554
IndusInd Bank, Ltd. (India)	70,393	1,350,020
Intercorp Financial Services, Inc. (Peru)	26,167	574,366
JB Financial Group Co., Ltd. (South Korea)	106,302	937,575
Kasikornbank PCL NVDR (Thailand)	150,043	593,091
KB Financial Group, Inc. (South Korea)	26,619	1,113,349
Metropolitan Bank & Trust Co. (Philippines)	660,890	612,256
Military Commercial Joint Stock Bank (Vietnam)	1,139,725	876,097
OTP Bank Nyrt. (Hungary)	9,310	424,019
PT Bank Negara Indonesia Persero Tbk, Class B (Indonesia)	1,800,000	628,369
PT Bank Rakyat Indonesia Persero Tbk, Class B (Indonesia)	2,173,613	808,205
Saudi Awwal Bank (Saudi Arabia)	53,200	533,011
Shinhan Financial Group Co., Ltd. (South Korea)	104,917	3,260,622
TCS Group Holding PLC GDR, Class A(a)(b)(d) (Russia)	2,173	0
The Commercial Bank PSQC (Qatar)	200,000	326,805
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	615,900	807,255
		41,352,380

	Shares	Value
Financial Services: 3.1%
AEON Credit Service (M) BHD (Malaysia)	380,000	$460,631
Chailease Holding Co., Ltd. (Taiwan)	97,236	611,477
Cielo SA (Brazil)	347,129	336,376
FirstRand, Ltd. (South Africa)	219,570	882,361
Grupo de Inversiones Suramericana SA (Colombia)	26,609	198,850
Kaspi.KZ JSC GDR(b) (Kazakhstan)	5,239	481,988
Noah Holdings, Ltd. ADR, Class A (China)	25,511	352,307
XP, Inc., Class A (Brazil)	217,696	5,675,335
		8,999,325
Insurance: 2.7%
BB Seguridade Participacoes SA (Brazil)	44,300	306,323
China Pacific Insurance Group Co., Ltd., Class H (China)	156,200	315,261
DB Insurance Co., Ltd. (South Korea)	12,312	798,560
Korean Reinsurance Co. (South Korea)	107,654	598,458
Old Mutual, Ltd. (South Africa)	800,842	571,764
Ping An Insurance Group Co. of China, Ltd., Class H (China)	68,657	310,818
Prudential PLC (Hong Kong)	300,840	3,402,108
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	5,253	1,071,314
Sanlam, Ltd. (South Africa)	171,818	683,797
		8,058,403
		58,410,108
Health Care: 4.5%
Health Care Equipment & Services: 2.3%
China Isotope & Radiation Corp. (China)	98,400	168,358
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	212,786	592,700
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	191,730	688,820
Shandong Weigao Group Medical Polymer Co., Ltd., Class H (China)	496,400	483,781
Sinocare, Inc., Class A (China)	175,357	748,121
Sinopharm Group Co., Ltd. (China)	1,104,814	2,893,442
Sonoscape Medical Corp., Class A (China)	99,600	661,144
Tofflon Science & Technology Group Co., Ltd., Class A (China)	240,160	606,328
		6,842,694
Pharmaceuticals, Biotechnology & Life Sciences: 2.2%
Adcock Ingram Holdings, Ltd. (South Africa)	179,120	588,499
Aurobindo Pharma, Ltd. (India)	105,233	1,372,609
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (China)	371,700	577,888
Dr Reddy's Laboratories, Ltd. (India)	19,652	1,370,689
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (China)	100,494	637,885
Richter Gedeon Nyrt. (Hungary)	27,825	701,814
Zhejiang NHU Co., Ltd., Class A (China)	526,363	1,252,814
		6,502,198
		13,344,892
PAGE 7 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Industrials: 5.7%
Capital Goods: 3.1%
BOC Aviation, Ltd.(b)(c) (China)	95,500	$730,147
Chicony Power Technology Co., Ltd. (Taiwan)	200,000	948,176
Doosan Bobcat, Inc. (South Korea)	25,688	1,001,209
Ferreycorp SAA (Peru)	484,750	324,975
Goldwind Science & Technology Co., Ltd., Class H (China)	1,305,800	586,970
KOC Holding AS (Turkey)	266,034	1,280,123
Larsen & Toubro, Ltd. (India)	31,754	1,343,217
PT Astra International Tbk (Indonesia)	3,074,800	1,128,312
SFA Engineering Corp. (South Korea)	41,700	981,532
United Integrated Services Co., Ltd. (Taiwan)	104,153	897,622
		9,222,283
Transportation: 2.6%
Air Arabia PJSC (United Arab Emirates)	892,426	685,220
Aramex PJSC (United Arab Emirates)	930,921	580,440
Cebu Air, Inc.(a) (Philippines)	1,371,796	805,117
Copa Holdings SA, Class A (Panama)	8,536	907,462
Globaltrans Investment PLC GDR(a)(b)(d) (Russia)	62,160	7
Gulf Warehousing Co. (Qatar)	537,697	459,081
Hyundai Glovis Co., Ltd. (South Korea)	8,604	1,275,925
International Container Terminal Services, Inc. (Philippines)	188,000	837,895
Movida Participacoes SA (Brazil)	190,500	463,227
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	61,281	661,348
Westports Holdings BHD (Malaysia)	1,025,000	814,200
		7,489,922
		16,712,205
Information Technology: 12.4%
Semiconductors & Semiconductor Equipment: 9.5%
Alpha & Omega Semiconductor, Ltd.(a) (United States)	32,614	849,921
ASE Technology Holding Co., Ltd. (Taiwan)	313,000	1,376,810
Elan Microelectronics Corp. (Taiwan)	286,000	1,514,312
Nanya Technology Corp. (Taiwan)	533,286	1,355,348
Novatek Microelectronics Corp. (Taiwan)	82,857	1,395,776
Powertech Technology, Inc. (Taiwan)	346,714	1,592,893
Realtek Semiconductor Corp. (Taiwan)	90,000	1,382,676
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	961,143	18,571,147
		28,038,883
Software & Services: 1.4%
Asseco Poland SA (Poland)	47,517	882,774
Chinasoft International, Ltd. (China)	1,581,100	1,212,882
Hancom, Inc. (South Korea)	92,611	1,022,994
Shanghai Baosight Software Co., Ltd., Class A (China)	177,580	1,216,156
		4,334,806
Technology, Hardware & Equipment: 1.5%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira (Brazil)	68,000	307,177
Lenovo Group, Ltd. (China)	975,271	1,363,893

	Shares	Value
Wistron NeWeb Corp. (Taiwan)	266,806	$1,356,177
Yageo Corp. (Taiwan)	70,641	1,374,128
		4,401,375
		36,775,064
Materials: 7.8%
Alpek SAB de CV, Class A (Mexico)	233,148	174,096
Alrosa PJSC(a)(d) (Russia)	215,620	24
Anhui Conch Cement Co., Ltd., Class H (China)	87,700	202,614
Cemex SAB de CV ADR(a) (Mexico)	565,714	4,384,283
Duc Giang Chemicals JSC (Vietnam)	139,500	542,775
Glencore PLC (Australia)	1,051,308	6,326,375
Indorama Ventures PCL NVDR (Thailand)	473,000	376,929
KCC Corp. (South Korea)	3,095	548,126
Loma Negra Cia Industrial Argentina SA ADR (Argentina)	38,386	272,157
Mondi PLC (Austria)	34,858	683,138
Nine Dragons Paper Holdings, Ltd.(a) (Hong Kong)	386,600	190,614
Orbia Advance Corp. SAB de CV (Mexico)	102,038	225,876
PTT Global Chemical PCL NVDR (Thailand)	342,343	385,560
Sahara International Petrochemical Co. (Saudi Arabia)	16,400	148,852
Severstal PAO(a)(d) (Russia)	16,182	2
Shandong Sinocera Functional Material Co., Ltd., Class A (China)	490,660	1,592,003
Suzano SA (Brazil)	10,700	121,673
Teck Resources, Ltd., Class B (Canada)	134,300	5,676,861
UPL, Ltd. (India)	143,503	1,013,495
Wanhua Chemical Group Co., Ltd., Class A (China)	22,000	237,177
		23,102,630
Real Estate: 2.3%
Equity Real Estate Investment Trusts (Reits): 0.3%
Macquarie Mexico Real Estate Management SAB de CV REIT(b)(c) (Mexico)	220,419	431,726
Prologis Property Mexico SAB de CV REIT (Mexico)	124,447	589,953
		1,021,679
Real Estate Management & Development: 2.0%
China Resources Land, Ltd. (China)	188,129	674,600
Emaar Development PJSC (United Arab Emirates)	471,551	918,001
Greentown Service Group Co., Ltd.(b) (China)	7,988,871	2,977,219
Hang Lung Group, Ltd. (Hong Kong)	155,129	211,382
KE Holdings, Inc. ADR, Class A (China)	35,340	572,861
Megaworld Corp. (Philippines)	11,460,943	407,730
		5,761,793
		6,783,472
Utilities: 2.6%
China Gas Holdings, Ltd. (China)	656,357	648,077
China Water Affairs Group, Ltd. (China)	1,190,000	653,788
Engie Energia Chile SA(a) (Chile)	452,886	472,929
GAIL (India), Ltd. (India)	740,000	1,442,406
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
KunLun Energy Co., Ltd. (China)	722,900	$651,753
Mahanagar Gas, Ltd.(b) (India)	80,896	1,166,188
NTPC, Ltd. (India)	368,887	1,376,448
Tenaga Nasional BHD (Malaysia)	607,943	1,328,345
		7,739,934
Total Common Stocks (Cost $273,764,427)		$260,926,083
Preferred Stocks: 7.1%
	Shares	Value
Consumer Discretionary: 0.4%
Automobiles & Components: 0.4%
Hyundai Motor Co., Pfd 2 (South Korea)	14,600	$1,292,435
Consumer Staples: 0.4%
Food, Beverage & Tobacco: 0.1%
Embotelladora Andina SA, Pfd, Class B (Chile)	142,771	354,898
Household & Personal Products: 0.3%
Amorepacific Corp., Pfd (South Korea)	13,160	373,455
LG H&H Co., Ltd., Pfd (South Korea)	4,081	500,312
		873,767
		1,228,665
Financials: 3.3%
Banks: 3.3%
Itau Unibanco Holding SA, Pfd (Brazil)	1,414,000	9,832,289
Industrials: 0.1%
Capital Goods: 0.1%
DL E&C Co., Ltd., Pfd(a) (South Korea)	7,401	107,472
DL E&C Co., Ltd., Pfd 2(a) (South Korea)	6,907	127,820
		235,292
Information Technology: 2.7%
Technology, Hardware & Equipment: 2.7%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	17,209	949,661
Samsung Electronics Co., Ltd., Pfd (South Korea)	142,879	6,889,885
		7,839,546
Materials: 0.1%
Braskem SA, Pfd, Class A(a) (Brazil)	30,000	131,561
Utilities: 0.1%
Centrais Eletricas Brasileiras SA, Pfd, Class B (Brazil)	28,700	274,385
Total Preferred Stocks (Cost $21,078,678)		$20,834,173
Short-Term Investments: 7.6%
	Par Value/ Shares	Value
Repurchase Agreements: 7.2%
Fixed Income Clearing Corporation(e) 5.31%, dated 12/29/23, due 1/2/24, maturity value $18,010,620	$18,000,000	$18,000,000
Fixed Income Clearing Corporation(e) 2.70%, dated 12/29/23, due 1/2/24, maturity value $3,375,012	3,374,000	3,374,000
		21,374,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	1,177,254	1,177,254
Total Short-Term Investments (Cost $22,551,254)		$22,551,254
Total Investments In Securities (Cost $317,394,359)	102.9%	$304,311,510
Other Assets Less Liabilities	(2.9)%	(8,461,015)
Net Assets	100.0%	$295,850,495
(a)	Non-income producing
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Valued using significant unobservable inputs.
(e)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.25%-4.125%, 11/15/25-8/15/53. Total collateral value is $21,801,586.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
GDR: Global Depositary Receipt
NVDR: Non-Voting Depository Receipt
SDR: Swedish Depository Receipt
USD United States Dollar
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index— Long Position	247	3/15/24	$12,766,195	$260,481
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
HSBC	2/7/24	USD	772,934	CNH	5,200,000	$41,499
PAGE 9 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	2/7/24	USD	578,905	CNH	4,111,440	$587
HSBC	3/13/24	USD	2,229,257	CNH	15,513,000	41,702
UBS	3/13/24	USD	582,710	CNH	4,125,144	1,006
HSBC	4/17/24	USD	370,729	CNH	2,492,000	18,447
JPMorgan	4/17/24	USD	775,722	CNH	5,468,216	2,706
Bank of America	5/22/24	USD	151,968	CNH	1,065,751	944
Barclays	5/22/24	USD	152,039	CNH	1,065,751	1,015
Citibank	5/22/24	USD	152,294	CNH	1,065,750	1,269
JPMorgan	5/22/24	USD	152,145	CNH	1,065,748	1,122
HSBC	6/5/24	USD	2,241,772	CNH	15,513,000	41,345
HSBC	6/5/24	USD	137,406	CNH	986,000	(2,452)
UBS	8/14/24	USD	395,323	CNH	2,796,669	(3,158)
JPMorgan	9/12/24	USD	396,286	CNH	2,796,668	(2,903)
UBS	9/12/24	USD	1,050,868	CNH	7,500,000	(19,661)
HSBC	10/17/24	USD	397,355	CNH	2,796,663	(2,634)
HSBC	11/7/24	USD	177,108	CNH	1,258,000	(2,994)
UBS	11/7/24	USD	177,169	CNH	1,258,000	(2,933)
HSBC	12/5/24	USD	670,291	CNH	4,667,035	1,250
HSBC	12/5/24	USD	670,504	CNH	4,667,040	1,462
JPMorgan	12/5/24	USD	670,456	CNH	4,667,043	1,413
UBS	12/5/24	USD	670,619	CNH	4,667,040	1,577
UBS	12/5/24	USD	670,359	CNH	4,667,042	1,317
TWD: Taiwan Dollar
Bank of America	1/31/24	USD	744,465	TWD	21,722,000	34,293
Bank of America	1/31/24	TWD	40,704,000	USD	1,326,727	4,036
HSBC	1/31/24	USD	10,132,112	TWD	289,900,000	654,218
UBS	1/31/24	TWD	270,918,000	USD	8,711,190	146,114
Bank of America	6/5/24	USD	1,490,458	TWD	46,000,000	(34,895)
HSBC	6/5/24	USD	444,708	TWD	13,150,000	8,656
HSBC	6/5/24	USD	1,864,190	TWD	58,200,000	(65,713)
UBS	6/5/24	USD	920,573	TWD	28,906,000	(37,945)
UBS	7/31/24	USD	8,889,844	TWD	270,918,000	(141,901)
UBS	7/31/24	USD	1,378,647	TWD	43,000,000	(54,868)
Bank of America	11/7/24	USD	1,750,947	TWD	52,672,000	(19,523)
Unrealized gain on currency forward contracts						1,005,978
Unrealized loss on currency forward contracts						(391,580)
Net unrealized gain on currency forward contracts						$614,398
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 10

Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value (cost $317,394,359)	$304,311,510
Unrealized appreciation on currency forward contracts	1,005,978
Cash denominated in foreign currency (cost $2,351,318)	2,351,318
Deposits with broker for futures contracts	365,389
Receivable for variation margin for futures contracts	158,099
Receivable for investments sold	261,654
Receivable for Fund shares sold	144,525
Dividends and interest receivable	729,138
Expense reimbursement receivable	27,090
Prepaid expenses and other assets	726
309,355,427
Liabilities:
Unrealized depreciation on currency forward contracts	391,580
Cash received as collateral for currency forward contracts	720,000
Payable for investments purchased	10,903,969
Payable for Fund shares redeemed	399,470
Deferred foreign capital gains tax	741,326
Management fees payable	138,099
Accrued expenses	210,488
13,504,932
Net Assets	$295,850,495
Net Assets Consist of:
Paid in capital	$320,049,605
Accumulated loss	(24,199,110)
$295,850,495
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	35,846,880
Net asset value per share	$8.25

Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends (net of foreign taxes of $615,889)	$5,842,248
Interest	370,076
6,212,324
Expenses:
Investment advisory fees	1,206,778
Custody and fund accounting fees	208,288
Administrative services fees	109,707
Professional services	321,931
Shareholder reports	36,145
Registration fees	50,911
Trustees fees	414,286
Miscellaneous	29,874
Total expenses	2,377,920
Expenses reimbursed by investment manager	(842,020)
Net expenses	1,535,900
Net Investment Income	4,676,424
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $218,197)	(3,770,151)
Futures contracts	272,251
Currency forward contracts	615,365
Foreign currency transactions	(109,858)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $554,087)	26,599,945
Futures contracts	304,352
Currency forward contracts	695,289
Foreign currency translation	19,279
Net realized and unrealized gain	24,626,472
Net Change in Net Assets From Operations	$29,302,896

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$4,676,424	$3,593,921
Net realized gain (loss)	(2,992,393)	(6,063,677)
Net change in unrealized appreciation/depreciation	27,618,865	(24,281,948)
	29,302,896	(26,751,704)
Distributions to Shareholders:
Total distributions	(5,157,916)	(3,255,044)
Fund Share Transactions:
Proceeds from sale of shares	131,968,117	79,919,415
Reinvestment of distributions	3,461,393	2,846,741
Cost of shares redeemed	(36,783,175)	(40,233,258)
Net change from Fund share transactions	98,646,335	42,532,898
Total change in net assets	122,791,315	12,526,150
Net Assets:
Beginning of year	173,059,180	160,533,030
End of year	$295,850,495	$173,059,180
Share Information:
Shares sold	16,715,281	10,321,081
Distributions reinvested	431,058	387,836
Shares redeemed	(4,636,185)	(5,425,265)
Net change in shares outstanding	12,510,154	5,283,652
PAGE 11 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 12

Notes to Financial Statements
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$18,075,536	$1,541,109	$—
Consumer Discretionary	40,580,543	6,512,659	17
Consumer Staples	14,658,458	2,551,553	4
Energy	8,033,583	6,104,311	5
Financials	46,876,313	11,533,795	—
Health Care	13,344,892	—	—
Industrials	12,531,224	4,180,974	7
Information Technology	35,444,893	1,330,171	—
Materials	21,521,464	1,581,140	26
Real Estate	6,783,472	—	—
Utilities	7,739,934	—	—
Preferred Stocks
Consumer Discretionary	—	1,292,435	—
Consumer Staples	354,898	873,767	—
Financials	—	9,832,289	—
Industrials	—	235,292	—
Information Technology	—	7,839,546	—
Materials	—	131,561	—
Utilities	—	274,385	—
Short-Term Investments
Repurchase Agreements	—	21,374,000	—
Money Market Fund	1,177,254	—	—
Total Securities	$227,122,464	$77,188,987	$59
Other Investments
Futures Contracts
Appreciation	$260,481	$—	$—
Currency Forward Contracts
Appreciation	—	1,005,978	—
Depreciation	—	(391,580)	—
The following is a reconciliation of the Fund's holdings for which Level 3 inputs were used in determining value.
Common Stocks	Amount
Balance at 1/1/2023	$76
Sales	(1,284,065)
Net realized loss	(2,602,049)
Net change in unrealized depreciation	3,886,097
Balance at 12/31/2023	$59
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long
PAGE 13 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements
or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$1,005,978	$1,005,978
Futures contracts(a)	260,481	—	260,481
	$260,481	$1,005,978	$1,266,459
Liabilities
Unrealized depreciation on currency forward contracts	$—	$391,580	$391,580
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$272,251	$—	272,251
Currency forward contracts	—	615,365	615,365
	$272,251	$615,365	$887,616
Net change in unrealized appreciation/depreciation
Futures contracts	$304,352	$—	304,352
Currency forward contracts	—	695,289	695,289
	$304,352	$695,289	$999,641
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-5%
Currency forward contracts	USD total value	6-13%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The Fund did not hold derivatives that are subject to enforceable master netting arrangements at December 31, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$39,273	$(54,418)	$—	$(15,145)
Barclays	1,015	—	—	1,015
Citibank	1,269	—	—	1,269
HSBC	809,166	(73,793)	(720,000)	15,373
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 14

Notes to Financial Statements
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
JPMorgan	$5,241	$(2,903)	$—	$2,338
UBS	150,014	(260,466)	—	(110,452)
	$1,005,978	$(391,580)	$(720,000)	$(105,602)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.55% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of 0.05% of the Fund’s average daily net assets. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership At December 31, 2023, Dodge & Cox, its executive officers and the Fund's interested trustees owned 24% of the Fund’s outstanding shares.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, passive foreign investment companies, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Ordinary income	$5,157,916	$3,255,044
	($0.158 per share)	($0.143 per share)
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(8,183,975)
Net unrealized depreciation	(16,015,135)
Total distributable earnings	$(24,199,110)
[1]	Represents accumulated long-term capital loss as of December 31, 2023, which may be carried forward to offset future capital gains.
At December 31, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$320,466,920
Unrealized appreciation	27,072,367
Unrealized depreciation	(42,352,898)
Net unrealized depreciation	(15,280,531)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $1,271 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, aggregated $139,427,367 and $47,178,750, respectively.
PAGE 15 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 16

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,		Period from May 11, 2021 (Inception) to December 31,
	2023	2022	2021
Net asset value, beginning of year	$7.42	$8.89	$10.00
Income from investment operations:
Net investment income	0.14	0.14	0.07
Net realized and unrealized gain (loss)	0.85	(1.47)	(1.06)
Total from investment operations	0.99	(1.33)	(0.99)
Distributions to shareholders from:
Net investment income	(0.16)	(0.14)	(0.12)
Net realized gain	—	—	—
Total distributions	(0.16)	(0.14)	(0.12)
Net asset value, end of year	$8.25	$7.42	$8.89
Total return	13.37%	(14.91)%	(9.82)%
Ratios/supplemental data:
Net assets, end of year (millions)	$296	$173	$161
Ratio of expenses to average net assets	0.70%	0.70%	0.70%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.08%	1.25%	1.52%(a)
Ratio of net investment income to average net assets	2.13%	2.22%	1.61%(a)
Portfolio turnover rate	22%	33%	7%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 17 ◾ Dodge & Cox Emerging Markets Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Emerging Markets Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Emerging Markets Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years ended December 31, 2023 and for the period May 11, 2021 (commencement of operations) to December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years ended December 31, 2023 and for the period May 11, 2021 (commencement of operations) to December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 18

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2023, the Fund elected to pass through to shareholders foreign source income of $6,546,409 and foreign taxes paid of $834,086.
The Fund designates $3,504,962 of its distributions paid to shareholders in 2023 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 0.3% of its ordinary dividends paid to shareholders in 2023 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at
dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ◾ Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 20

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

Balanced Fund | Class I (dodbx) | Class X (doxbx)
ESTABLISHED 1931
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 BF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Balanced Fund—Class I had a total return of 13.76% for the year ended December 31, 2023, compared to a return of 17.67% for the Combined Index (a 60/40 blend of stocks and fixed income securities).1
Market Commentary
Despite market volatility driven by shifting investor expectations regarding inflation, economic growth, and Federal Reserve policy, both U.S. equity and fixed income markets posted strong returns for the year, bolstered by a strong fourth quarter.
The S&P 500 was up 11.7% during the fourth quarter and 26.3% for the year, led by the outsized returns of the “Magnificent Seven” stocks2 and their respective sectors: Information Technology (Microsoft, Apple, and NVIDIA), Communication Services (Alphabet and Meta), and Consumer Discretionary (Amazon and Tesla). These seven stocks rose 76.2%,3 increasing their share of the S&P 500’s market capitalization from 20% to 28% during the year. In a reversal of 2022 trends, U.S. growth stocks outperformed value stocks4 during the year, and the valuation disparity between value and growth stocks widened. The Russell 1000 Value Index5 ended the year trading at 16.0 times forward earnings6 versus 26.8 times for the Russell 1000 Growth Index.7
Within the bond market, while the 10-year U.S. Treasury yield ended the year unchanged at 3.9%, it traded in a range of 3.3% to 5.0%, reflecting the volatile environment. In the final months of the year, investors became increasingly convinced that the Fed could successfully engineer a soft landing with receding inflation and short-term interest rate cuts expected in 2024. This pivot in sentiment drove U.S. Treasury yields sharply lower and fueled the Bloomberg U.S. Agg’s impressive 6.8% fourth quarter return, the strongest quarterly return in over 30 years. For the year, the Bloomberg U.S. Agg returned 5.5%.
Investment Strategy
Asset Allocation
The Balanced Fund seeks to generate attractive returns by investing in a portfolio of equity and fixed income securities, where the current market valuations do not adequately reflect their fundamentals and outlook. We conduct our own bottom-up research, and our investment decisions are guided by a long-term focus and rigorous price discipline. Assessing the appropriate asset allocation between equities and fixed income securities for the Fund is an integral part of this active investment process.
We increased the Fund’s fixed income weight by nearly four percentage points during 2023, ending up at its highest level in recent years, as fixed income yields are broadly higher and the range of expected returns is attractive over the coming years. As of December 31, the Fund held 46.8% in U.S. equities, 15.0% in non-U.S. equities (which can provide diversification as they are generally less correlated with other equity holdings), and 35.4% in fixed income.
Equity
Throughout the year, we closely monitored global equity markets and implemented several portfolio adjustments in light of shifting risk/reward dynamics. Most notably, we reduced exposure to various holdings that saw their valuations increase, such as Broadcom/VMware, and we invested in companies with lower valuations in more defensive and stable sectors, such as Health Care and Utilities.8 The Fund’s largest equity sector exposures (versus the S&P 500) continue to be in Financials and Health Care.
Where We Stand on Financials
In the first half of 2023, three U.S. regional banks, which had significant concentrations of uninsured deposits and large unrealized losses on their balance sheets, came under pressure and eventually failed. Although the Fund had no exposure to those banks, their failures weighed on the broader Financials sector. Despite rallying in the fourth quarter, the Financials sector detracted on a relative basis for the year.
We responded to the tumult in Financials by reexamining our investment theses for the Fund’s Financials holdings and believe they are resilient and will remain profitable under various stressed scenarios. Our well-diversified portfolio is invested in global, systemically important banks that are subject to high regulatory capital standards (e.g., Bank of America, Wells Fargo) and capital markets institutions with relatively little credit risk exposure (e.g., Bank of New York Mellon, Charles Schwab, Goldman Sachs). Recent credit quality concerns have been concentrated in commercial real estate, especially the office real estate market. The Fund’s exposure is limited, as office real estate is a small portion of the overall loan portfolios of these companies.
Although shares of many Financials companies were under pressure during 2023, we have a positive view on the long-term prospects for the Fund’s holdings. Valuations are relatively low and we believe their long-term earnings potential is underappreciated. As such, we maintained the Fund’s sizable exposure via our individually and carefully selected holdings.
Market Developments & Portfolio Actions in Health Care
The Health Care sector was another area that underperformed the major indices during 2023. Investor enthusiasm for Information Technology, artificial intelligence, and the Magnificent Seven dampened interest in more stable, defensive areas like Health Care. In addition, regulatory concerns weighed on the sector, and the increased use of GLP-1 inhibitors,9 like Ozempic, created uncertainty regarding potential demand for certain health care services and consumer-related products. We believe that the current environment presents challenges in the near term, but also has created attractive long-term opportunities, such as Baxter International, for us as value-oriented investors.
One new purchase was Baxter International, which is a leading medical supply company. Baxter holds a large position in its major markets, but the company has faced considerable headwinds recently. Issues include inflationary cost pressures, the questionable acquisition of hospital bed company Hillrom (and the increase in debt related to the purchase), and concerns about GLP-1’s potential to reduce demand for dialysis supplies. These contributed to a sharp
PAGE 1 ◾ Dodge & Cox Balanced Fund

share price decline of more than 50% over the last two years. Looking past these near-term headwinds, we believe the company has a strong underlying business and will be able to maintain stable growth, increase margins, and pay down its debt, thus presenting us with an attractive opportunity to start a position.
Fixed Income
We also capitalized on last year’s dynamic market environment by actively managing the Fund’s fixed income exposures. In conjunction with increasing the Fund’s fixed income weight, we shifted the composition of the fixed income allocation away from credit, which had performed well during the year, and leaned into Agency10 mortgage-backed securities (MBS), which we believe offer a compelling opportunity within the lower-risk segment of the market. Amid these changes, we maintained the portfolio’s below-benchmark duration11 position.
Opportunities in the Credit Sector
Credit was the strongest-performing segment of the fixed income market as corporate fundamentals remained strong and market sentiment regarding the economic outlook improved. Accordingly, we trimmed or sold a number of issuers where we no longer found the valuation to be compelling. The credit reductions were focused primarily on non-financial companies and some longer-duration securities in the portfolio, as we believe those are more vulnerable to future underperformance if spreads were to widen.
While we reduced many credit positions, intra-year market volatility also created idiosyncratic opportunities to add at attractive valuations. For example, the failure of several regional banks and takeover of Credit Suisse (none of which were owned in the Fund) created interesting opportunities to adjust our allocation to Financials during the year. In the fourth quarter, drawing on the work of our integrated equity / fixed income research team, we purchased a newly-issued UBS Additional Tier 112 (AT1) debt security and trimmed the Fund’s holding of UBS common stock. We believe UBS, which acquired Credit Suisse, is a highly creditworthy institution and that the 9.25% initial coupon on the AT1 security provides an attractive level of income and serves as a valuable complement to the Fund’s position in the stock.
Overall, we are optimistic about the long-term total return prospects for the Fund’s credit holdings even though broad credit market spreads are now narrower than long-term averages. The Fund’s credit portfolio differs significantly from the market, owing to our rigorous bottom-up research, which seeks to identify attractively priced securities from issuers with strong fundamentals and management teams capable of navigating various economic environments.
Agency MBS: Strong Fundamentals & Compelling Valuations
The proceeds of our credit trims were largely reinvested in Agency MBS, which increased the Fund’s weighting in the Securitized sector. We are enthusiastic about the Fund’s Agency MBS holdings as they continue to offer low valuations, negligible credit risk, minimal prepayment risk, and provide an attractive incremental yield versus U.S. Treasuries and other high-quality investment alternatives.
Interest Rate & Inflation Risk
Managing interest rate and inflation risk is an important focus as it can affect both the equity and fixed income portions of the Fund. In light of the Fed’s considerable progress in tempering inflation, we modestly increased the Fund’s duration position during the year. Nevertheless, the Fund’s duration remains below that of the benchmark, as we acknowledge the risk that long-term interest rates could potentially move higher over time due to inflationary, fiscal, or other pressures. During the year, we also initiated and subsequently added to a position in U.S. Treasury Inflation-Protected Securities, which serves as an additional inflation hedge.
In Closing
We are pleased with the Fund’s absolute performance and continue to be optimistic about its long-term outlook given its diversification across a broad range of sectors and investment themes.
As always, we thank you for your continued confidence in Dodge & Cox and welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate
Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of
U.S. dollar-denominated, investment-grade, taxable fixed income securities. The
Fund may, however, invest up to 75% of its total assets in equity securities.

2.	The top seven contributors to the S&P 500’s absolute returns in 2023 were Microsoft, Apple, NVIDIA, Amazon, Alphabet, Meta Platforms, and Tesla.
3.	Market capitalization-weighted average return. (Market capitalization is a measure of the security’s size. It is the market price of a security multiplied by the number of shares outstanding.)
4.	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5.	The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6.
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2023. Price-to-earnings (forward) ratios are calculated using
12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

7.	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
8.	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Balanced Fund ◾ PAGE 2

9.	GLP-1 inhibitors are a class of drugs used in patients with type-2 diabetes as glucose-lowering therapies. They also have additional benefits of weight loss and blood pressure reduction.
10.	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
11.	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
12.	Additional Tier 1 Bonds, also called AT1 Bonds, are capital instruments banks issue to raise their core equity base.
PAGE 3 ◾ Dodge & Cox Balanced Fund

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the Combined Index by 3.91 percentage points in 2023. Equity sector allocation was the main driver of the Fund's relative underperformance. This was partially offset by fixed income security selection and sector allocation, which benefited relative returns.
Equity Portfolio (vs. S&P 500)
Key contributors to relative results included the portfolio's:
◾ Industrials holdings, particularly General Electric and FedEx;
◾ Stock selection and underweight position in Consumer Staples; and
◾ Positions in VMware, UBS Group, and Honda Motor.
Key detractors from relative results included the portfolio's:
◾ Information Technology underweight and holdings, particularly an underweight position in Microsoft;
◾ Overweight position and selected holdings in Health Care, including Cigna and Sanofi;
◾ Energy overweight and holdings, largely Occidental Petroleum; and
◾ Position in Charles Schwab.
Fixed Income Portfolio (vs. Bloomberg U.S. Agg)
Key contributors to relative results included the portfolio's:
◾ Credit issuer selection, most notably British American Tobacco, Pemex, Citigroup, and Charter Communications;
◾ Underweight position in U.S. Treasuries and overweight position in corporate bonds; and
◾ Below-benchmark duration position.
There were no notable fixed income detractors during the
period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Balanced Fund Investment Committee, which is the decision-making body for the Balanced Fund, is a seven-member committee with an average tenure of 17 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Balanced Fund ◾ PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

$100,000
10,000
5,000
Dodge & Cox Balanced Fund Class I $21,505
S&P 500 Index $31,149
Bloomberg U.S. Agg. Bond Index $11,964
Combined Index $21,793
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund
Class I	13.76%	10.18%	7.95%	7.56%
Class X(a)	13.88	10.22	7.97	7.57
S&P 500 Index	26.29	15.69	12.03	9.69
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	3.17
Combined Index(b)	17.67	9.98	8.10	7.32
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Balanced Fund
Class I	0.52%	0.52%
Class X	0.42%(c)	0.47%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

(c)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.42% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
S&P 500®is a trademark of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
For more information about these indices, visit:
www.dodgeandcox.com/balancedfund
PAGE 5 ◾ Dodge & Cox Balanced Fund

Portfolio Information (unaudited) December 31, 2023
Asset Allocation	% of Net Assets
Common Stocks	61.8
Debt Securities	35.1
Net Cash & Other(a)	3.1
Equity Sector Diversification	% of Net Assets
Financials	18.4
Health Care	13.8
Communication Services	6.2
Energy	4.8
Consumer Discretionary	4.2
Industrials	4.2
Information Technology	3.4
Consumer Staples	3.4
Materials	2.2
Utilities	0.9
Real Estate	0.3
Fixed Income Sector Diversification	% of Net Assets
Securitized	16.7
Corporate	15.3
U.S. Treasury	2.0
Government-Related	1.1
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,076.90	$2.72	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.58	2.65	0.52
Class X
Based on actual return	$1,000.00	$1,077.60	$2.20	0.42%
Based on hypothetical 5% yearly return	1,000.00	1,023.09	2.14	0.42
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Balanced Fund ◾ PAGE 6

Portfolio of Investments  December 31, 2023
Common Stocks: 61.8%
	Shares	Value
Communication Services: 6.2%
Media & Entertainment: 5.5%
Alphabet, Inc., Class A(a)	585,500	$81,788,495
Alphabet, Inc., Class C(a)	1,605,500	226,263,115
Charter Communications, Inc., Class A(a)	476,994	185,398,028
Comcast Corp., Class A	2,927,948	128,390,520
DISH Network Corp., Class A(a)	3,030,834	17,487,912
Fox Corp., Class A	1,245,033	36,940,129
Fox Corp., Class B	549,480	15,193,122
Meta Platforms, Inc., Class A(a)	193,600	68,526,656
News Corp., Class A	825,304	20,261,213
		780,249,190
Telecommunication Services: 0.7%
T-Mobile U.S., Inc.	618,461	99,157,852
		879,407,042
Consumer Discretionary: 4.2%
Automobiles & Components: 0.7%
Honda Motor Co., Ltd. ADR (Japan)	3,420,000	105,712,200
Consumer Discretionary Distribution & Retail: 2.7%
Alibaba Group Holding, Ltd. ADR (China)	1,062,400	82,346,624
Amazon.com, Inc.(a)	1,009,900	153,444,206
Prosus NV ADR (China)	10,430,911	62,063,921
The Gap, Inc.	3,740,378	78,211,304
		376,066,055
Consumer Durables & Apparel: 0.2%
VF Corp.	1,878,900	35,323,320
Consumer Services: 0.6%
Booking Holdings, Inc.(a)	23,000	81,586,060
		598,687,635
Consumer Staples: 3.4%
Food, Beverage & Tobacco: 2.8%
Anheuser-Busch InBev SA/NV ADR (Belgium)	2,385,200	154,131,624
Imperial Brands PLC ADR (United Kingdom)	7,463,800	173,981,178
Molson Coors Beverage Co., Class B	1,050,814	64,320,325
		392,433,127
Household & Personal Products: 0.6%
Haleon PLC ADR (United Kingdom)	10,808,917	88,957,387
		481,390,514
Energy: 4.8%
Baker Hughes Co., Class A	3,031,600	103,620,088
ConocoPhillips	738,724	85,743,695
Occidental Petroleum Corp.	3,704,014	221,166,676
Occidental Petroleum Corp., Warrant(a)	1,381,001	53,762,369
Ovintiv, Inc.	2,393,200	105,109,344
The Williams Co., Inc.	3,197,500	111,368,925
		680,771,097
Financials: 18.4%
Banks: 6.3%
Banco Santander SA(b) (Spain)	24,743,600	103,239,692
Bank of America Corp.	3,991,800	134,403,906
BNP Paribas SA ADR (France)	3,097,000	107,589,780
Credicorp, Ltd. (Peru)	760,897	114,081,287
HDFC Bank, Ltd. ADR (India)	538,269	36,123,233

	Shares	Value
Truist Financial Corp.	2,933,084	$108,289,461
Wells Fargo & Co.	5,721,106	281,592,838
		885,320,197
Financial Services: 10.8%
Capital One Financial Corp.	1,122,726	147,211,833
Fidelity National Information Services, Inc.	2,189,100	131,499,237
Fiserv, Inc.(a)	2,474,200	328,672,728
State Street Corp.	1,522,000	117,894,120
The Bank of New York Mellon Corp.	4,338,900	225,839,745
The Charles Schwab Corp.	4,275,900	294,181,920
The Goldman Sachs Group, Inc.	255,300	98,487,081
UBS Group AG, NY Shs (Switzerland)	3,491,000	107,871,900
XP, Inc., Class A (Brazil)	2,677,200	69,794,604
		1,521,453,168
Insurance: 1.3%
Aegon Ltd., NY Shs (Netherlands)	6,009,303	34,613,585
Brighthouse Financial, Inc.(a)	603,318	31,927,589
MetLife, Inc.	1,910,642	126,350,755
		192,891,929
		2,599,665,294
Health Care: 13.8%
Health Care Equipment & Services: 4.5%
Baxter International, Inc.	1,220,200	47,172,932
CVS Health Corp.	1,462,005	115,439,915
Fresenius Medical Care AG ADR (Germany)	4,223,110	87,967,381
GE HealthCare Technologies, Inc.	799,100	61,786,412
Medtronic PLC	460,700	37,952,466
The Cigna Group	634,065	189,870,764
UnitedHealth Group, Inc.	71,172	37,469,923
Zimmer Biomet Holdings, Inc.	494,900	60,229,330
		637,889,123
Pharmaceuticals, Biotechnology & Life Sciences: 9.3%
Alnylam Pharmaceuticals, Inc.(a)	145,800	27,907,578
Avantor, Inc.(a)	3,537,100	80,751,993
Bayer AG ADR (Germany)	4,631,400	42,747,822
BioMarin Pharmaceutical, Inc.(a)	829,100	79,941,822
Bristol-Myers Squibb Co.	467,500	23,987,425
Elanco Animal Health, Inc.(a)	5,759,600	85,818,040
Gilead Sciences, Inc.	1,987,580	161,013,856
GSK PLC ADR (United Kingdom)	5,512,480	204,292,509
Incyte Corp.(a)	1,307,000	82,066,530
Neurocrine Biosciences, Inc.(a)	62,400	8,221,824
Novartis AG ADR (Switzerland)	742,900	75,010,613
Regeneron Pharmaceuticals, Inc.(a)	137,900	121,116,191
Roche Holding AG ADR (Switzerland)	1,859,300	67,362,439
Sanofi ADR (France)	5,034,665	250,373,890
		1,310,612,532
		1,948,501,655
Industrials: 4.2%
Capital Goods: 2.3%
General Electric Co.	477,500	60,943,325
Johnson Controls International PLC	1,672,614	96,409,471
RTX Corp.	1,979,300	166,538,302
		323,891,098
PAGE 7 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Common Stocks (continued)
	Shares	Value
Transportation: 1.9%
FedEx Corp.	594,834	$150,475,157
Norfolk Southern Corp.	470,100	111,122,238
		261,597,395
		585,488,493
Information Technology: 3.4%
Semiconductors & Semiconductor Equipment: 0.4%
Microchip Technology, Inc.	669,410	60,367,394
Software & Services: 1.6%
Cognizant Technology Solutions Corp., Class A	648,400	48,973,652
Microsoft Corp.	465,400	175,009,016
		223,982,668
Technology, Hardware & Equipment: 1.4%
Cisco Systems, Inc.	829,300	41,896,236
Coherent Corp.(a)	1,280,200	55,727,106
HP, Inc.	1,318,330	39,668,549
Juniper Networks, Inc.	1,295,129	38,180,403
TE Connectivity, Ltd.	156,936	22,049,508
		197,521,802
		481,871,864
Materials: 2.2%
Celanese Corp.	152,832	23,745,508
Glencore PLC(c) (Australia)	14,648,500	88,149,155
International Flavors & Fragrances, Inc.	466,300	37,756,311
LyondellBasell Industries NV, Class A	1,022,400	97,209,792
Nutrien, Ltd. (Canada)	1,045,100	58,870,483
		305,731,249
Real Estate: 0.3%
Equity Real Estate Investment Trusts (Reits): 0.3%
Gaming & Leisure Properties, Inc. REIT	894,654	44,151,175
Utilities: 0.9%
Dominion Energy, Inc.	2,644,600	124,296,200
Total Common Stocks (Cost $6,324,967,423)		$8,729,962,218
Debt Securities: 35.1%
	Par Value	Value
U.S. Treasury: 2.0%
U.S. Treasury Inflation Indexed
2.00%, 1/15/26(d)	$162,420,109	$161,142,424
1.50%, 2/15/53(d)	15,375,816	13,922,909
U.S. Treasury Note/Bond
4.50%, 7/15/26	45,730,000	46,155,146
4.875%, 10/31/28	7,835,000	8,178,393
4.375%, 11/30/30	56,325,000	57,917,942
		287,316,814
Government-Related: 1.1%
Agency: 0.8%
Petroleo Brasileiro SA (Brazil)
7.25%, 3/17/44	4,300,000	4,488,989
6.75%, 6/3/50	10,500,000	10,278,247
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	52,399,000	43,479,616
6.375%, 1/23/45	10,725,000	6,988,187

	Par Value	Value
6.75%, 9/21/47	$11,625,000	$7,606,424
7.69%, 1/23/50	65,530,000	46,602,603
		119,444,066
Local Authority: 0.2%
State of Illinois GO
5.10%, 6/1/33	22,615,000	22,376,179
		22,376,179
Sovereign: 0.1%
Colombia Government International (Colombia)
5.625%, 2/26/44	8,100,000	6,800,062
5.00%, 6/15/45	8,300,000	6,432,417
		13,232,479
		155,052,724
Securitized: 16.7%
Asset-Backed: 2.2%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2007-20F 1, 5.71%, 6/1/27	250,953	251,494
		251,494
Other: 0.2%
Rio Oil Finance Trust (Brazil)
9.75%, 1/6/27(e)	15,863,848	16,458,743
8.20%, 4/6/28(e)	8,758,585	8,933,756
		25,392,499
Student Loan: 2.0%
Navient Student Loan Trust
United States 30 Day Average SOFR
+1.2640%, Series 2016-7A A, 6.602%, 3/25/66(e)	31,129,967	31,235,442
+1.4140%, Series 2016-6A A3, 6.752%, 3/25/66(e)	22,415,730	22,500,768
+0.9140%, Series 2017-5A A, 6.252%, 7/26/66(e)	4,709,821	4,693,863
+1.2640%, Series 2017-1A A3, 6.602%, 7/26/66(e)	5,000,322	4,997,321
+1.1640%, Series 2017-2A A, 6.502%, 12/27/66(e)	6,975,390	6,943,394
+0.8640%, Series 2018-2A A3, 6.202%, 3/25/67(e)	71,798,085	70,552,137
+1.1140%, Series 2019-2A A2, 6.452%, 2/27/68(e)	3,137,224	3,107,449
+0.8140%, Series 2016-1A A, 6.152%, 2/25/70(e)	5,576,930	5,461,939
+0.6640%, Series 2021-2A A1B, 0.70%, 2/25/70(e)	13,951,353	13,646,015
SLM Student Loan Trust
United States 30 Day Average SOFR
+0.9140%, Series 2012-5 A3, 6.252%, 3/25/26	42,071,040	41,599,335
United States 90 Day Average SOFR
+0.8610%, Series 2005-9 A7A, 6.196%, 1/25/41	4,011,332	3,919,654
+0.4310%, Series 2006-2 A6, 5.766%, 1/25/41	7,552,604	7,283,556
+0.4210%, Series 2006-8 A6, 5.756%, 1/25/41	4,213,151	4,070,979
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
+0.8110%, Series 2004-3A A6B, 6.146%, 10/25/64(e)	$17,649,423	$17,063,068
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(e)	6,292,552	6,078,030
Series 2023-C A1A, 5.67%, 11/15/52(e)	11,525,176	11,580,348
Series 2023-A A1A, 5.38%, 1/15/53(e)	16,221,163	16,232,163
Series 2023-D A1A, 6.15%, 9/15/53(e)	14,331,827	14,850,722
		285,816,183
		311,460,176
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.336%, 3/25/26(f)	9,603,898	244,753
Series K056 X1, 1.238%, 5/25/26(f)	4,033,398	99,231
Series K064 X1, 0.596%, 3/25/27(f)	8,660,029	139,065
Series K065 X1, 0.662%, 4/25/27(f)	41,921,909	770,910
Series K066 X1, 0.745%, 6/25/27(f)	36,385,056	765,029
Series K069 X1, 0.344%, 9/25/27(f)	217,352,801	2,495,906
Series K090 X1, 0.708%, 2/25/29(f)	179,276,309	5,673,486
		10,188,380
		10,188,380
Mortgage-Related: 14.4%
CMO & REMIC: 3.1%
Dept. of Veterans Affairs
Series 1995-1 1, 6.627%, 2/15/25(f)	13,876	13,841
Series 1995-2C 3A, 8.793%, 6/15/25	10,649	10,843
Series 2002-1 2J, 6.50%, 8/15/31	2,166,512	2,166,922
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	712,504	726,941
Trust 2009-30 AG, 6.50%, 5/25/39	560,828	584,862
Trust 2009-66 ET, 6.00%, 5/25/39	34,279	33,979
Trust 2020-45 HD, 3.50%, 7/25/40	813,886	755,322
Trust 2001-T7 A1, 7.50%, 2/25/41	539,946	570,203
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	277,944	284,139
Trust 2001-T4 A1, 7.50%, 7/25/41	532,035	539,456
Trust 2001-T8 A1, 7.50%, 7/25/41	473,496	472,361
Trust 2001-W3 A, 7.00%, 9/25/41(f)	276,323	269,329
Trust 2001-T10 A2, 7.50%, 12/25/41	325,977	331,883
Trust 2013-106 MA, 4.00%, 2/25/42	3,720,518	3,574,234
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	534,309	522,058
Trust 2002-W8 A2, 7.00%, 6/25/42	795,529	832,823
Trust 2003-W2 1A2, 7.00%, 7/25/42	563,112	588,002
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,200,109	1,215,715
Trust 2003-W4 4A, 5.546%, 10/25/42(f)	576,795	586,727
Trust 2012-121 NB, 7.00%, 11/25/42	617,416	654,624
Trust 2013-19 ZA, 3.50%, 3/25/43	16,671,514	15,369,571
Trust 2004-T1 1A2, 6.50%, 1/25/44	429,267	439,225
Trust 2004-W2 5A, 7.50%, 3/25/44	665,965	691,904
Trust 2004-W8 3A, 7.50%, 6/25/44	110,284	113,044
Trust 2005-W4 1A2, 6.50%, 8/25/45	1,320,040	1,346,153
Trust 2009-11 MP, 7.00%, 3/25/49	1,151,736	1,232,162

	Par Value	Value
United States 30 Day Average SOFR
+0.6640%, Trust 2013-98 FA, 6.002%, 9/25/43	$2,112,475	$2,071,827
Freddie Mac
Series T-48 1A4, 5.538%, 7/25/33	12,920,174	13,024,490
Series T-51 1A, 6.50%, 9/25/43(f)	105,313	106,803
Series T-59 1A1, 6.50%, 10/25/43	4,361,034	4,470,935
Series 4281 BC, 4.50%, 12/15/43(f)	12,468,966	12,308,620
Series 4384 DZ, 2.50%, 9/15/44	22,489,683	19,700,173
Series 4680 GZ, 3.50%, 3/15/47	13,239,287	11,726,572
United States 30 Day Average SOFR
+0.7240%, Series 314 F2, 6.063%, 9/15/43	5,001,757	4,917,688
Ginnie Mae
CME Term SOFR 1 Month
+0.7340%, Series 2014-H18 FA, 6.057%, 9/20/64	1,773,879	1,758,942
+0.8140%, Series 2020-H02 FA, 6.137%, 1/20/70	14,793,658	14,680,330
+0.7640%, Series 2020-H01 FV, 6.087%, 1/20/70	19,890,438	19,467,251
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 5.888%, 2/20/67	8,512,192	8,436,340
+0.80%, Series 2023-H05 FJ, 6.138%, 2/20/68	46,654,664	46,387,384
+0.41%, Series 2022-H06 FC, 5.748%, 8/20/68	35,874,234	34,963,194
+1.02%, Series 2023-H08 FE, 6.358%, 8/20/71	21,278,503	21,293,151
+1.00%, Series 2022-H20 FB, 6.338%, 8/20/71	32,357,433	31,865,151
+0.82%, Series 2022-H04 HF, 6.158%, 2/20/72	7,229,591	7,088,618
+0.67%, Series 2022-H09 FA, 6.008%, 4/20/72	20,475,581	19,849,065
+0.74%, Series 2022-H09 FC, 6.078%, 4/20/72	25,191,044	24,503,946
+0.97%, Series 2022-H11 EF, 6.308%, 5/20/72	15,507,299	15,480,834
CME Term SOFR 12 Month
+1.0150%, Series 2017-H03 F, 5.729%, 1/20/67	12,133,775	12,110,406
+0.9450%, Series 2017-H12 BF, 6.314%, 10/20/67	11,783,169	11,752,639
+0.9450%, Series 2017-H20 FG, 6.314%, 10/20/67	7,301,287	7,279,608
+0.7750%, Series 2018-H02 GF, 4.642%, 12/20/67	17,466,735	17,241,257
+0.7950%, Series 2018-H08 GF, 5.185%, 5/20/68	4,226,377	4,120,740
+0.9650%, Series 2018-H13 BF, 5.345%, 6/20/68	12,423,326	12,203,332
+0.9950%, Series 2019-H04 EF, 5.606%, 11/20/68	17,200,958	16,890,844
+0.9650%, Series 2019-H01 FV, 3.834%, 12/20/68	1,853,637	1,823,698
		431,450,161
Federal Agency Mortgage Pass-Through: 11.3%
Fannie Mae, 15 Year
4.50%, 1/1/25 - 1/1/27	400,813	398,589
PAGE 9 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
3.50%, 1/1/27 - 12/1/29	$1,822,858	$1,779,586
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	11,703,591	11,442,073
4.50%, 1/1/31 - 12/1/34	16,859,331	16,750,433
3.50%, 4/1/36 - 4/1/37	7,539,648	7,197,883
2.50%, 4/1/42	37,923,574	33,718,805
3.00%, 8/1/42	23,623,662	21,560,788
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	4,887,134	5,088,650
5.50%, 7/1/33 - 8/1/37	3,287,810	3,385,742
6.00%, 9/1/36 - 8/1/37	4,374,300	4,530,804
7.00%, 8/1/37	129,795	136,042
4.50%, 3/1/40	519,212	518,542
5.00%, 12/1/48 - 3/1/49	3,233,546	3,257,526
2.50%, 6/1/50 - 10/1/50	128,634,738	110,828,375
2.00%, 9/1/50 - 12/1/50	92,404,300	76,882,753
3.00%, 3/1/52	32,608,929	29,084,580
3.50%, 4/1/52 - 2/1/53	355,131,618	327,728,076
3.50%, 5/1/52	101,128,332	93,955,201
3.50%, 6/1/52	103,817,275	95,259,872
Fannie Mae, 40 Year
4.50%, 6/1/56	13,747,513	13,406,702
Fannie Mae, Hybrid ARM
5.988%, 9/1/34(f)	163,538	163,395
4.97%, 12/1/34(f)	262,257	258,867
4.039%, 1/1/35(f)	224,393	223,797
7.052%, 1/1/35(f)	289,527	293,216
5.093%, 8/1/35(f)	180,121	177,930
4.271%, 5/1/37(f)	422,302	421,947
6.03%, 11/1/40 - 12/1/40(f)	642,187	644,012
5.80%, 11/1/43(f)	608,427	615,035
4.222%, 4/1/44(f)	1,745,271	1,779,112
5.85%, 11/1/44 - 12/1/44(f)	4,163,857	4,240,350
7.465%, 9/1/45(f)	438,753	448,203
6.638%, 12/1/45(f)	1,259,197	1,289,493
6.962%, 1/1/46(f)	750,526	761,577
2.961%, 4/1/46(f)	1,481,070	1,430,788
2.51%, 12/1/46(f)	3,378,479	3,184,989
3.14%, 6/1/47(f)	1,354,900	1,365,996
3.069%, 7/1/47(f)	2,086,321	2,101,194
6.524%, 8/1/47(f)	1,872,107	1,907,897
3.327%, 1/1/49(f)	1,461,819	1,433,446
1.928%, 4/1/52(f)	15,757,991	14,128,969
1.956%, 4/1/52(f)	38,250,356	33,046,791
2.316%, 4/1/52(f)	21,093,221	18,631,646
2.638%, 7/1/52(f)	18,452,334	16,541,377
Freddie Mac, Hybrid ARM
5.495%, 5/1/34(f)	235,302	232,916
6.375%, 10/1/35(f)	664,716	682,376
4.814%, 4/1/37(f)	604,360	614,777
6.051%, 9/1/37(f)	598,299	615,165
6.13%, 1/1/38(f)	111,462	111,374
4.569%, 2/1/38(f)	335,491	336,224
6.20%, 7/1/38(f)	56,212	57,917
5.796%, 10/1/38(f)	192,010	190,628
5.835%, 10/1/41(f)	133,389	136,003
5.83%, 8/1/42(f)	640,057	654,066
5.25%, 5/1/44(f)	2,210,615	2,247,488
5.36%, 5/1/44(f)	71,791	71,529
5.365%, 6/1/44(f)	594,888	589,451
5.87%, 6/1/44(f)	738,415	751,899
5.468%, 1/1/45(f)	2,062,441	2,095,844
6.70%, 10/1/45(f)	1,066,998	1,088,045
6.742%, 10/1/45(f)	1,167,270	1,190,777

	Par Value	Value
3.283%, 7/1/47(f)	$1,592,435	$1,595,901
3.235%, 1/1/49(f)	4,386,994	4,291,632
3.73%, 3/1/49(f)	1,004,081	976,366
2.308%, 5/1/52(f)	14,103,866	12,380,120
2.023%, 5/1/52(f)	41,722,872	36,115,960
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	247,934	246,850
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	424,908	435,881
4.50%, 4/1/31 - 6/1/31	2,212,498	2,200,950
Freddie Mac Gold, 30 Year
6.50%, 12/1/32 - 4/1/33	1,599,515	1,669,882
7.00%, 11/1/37 - 9/1/38	1,410,404	1,487,572
5.50%, 12/1/37	147,938	152,570
6.00%, 2/1/39	384,615	402,233
4.50%, 9/1/41 - 6/1/42	10,743,162	10,717,453
Freddie Mac Pool, 20 Year
3.00%, 5/1/42 - 10/1/42	110,051,402	99,993,280
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	123,089,147	106,306,444
2.00%, 9/1/50	78,122,451	65,032,322
3.00%, 2/1/52 - 6/1/52	130,773,845	116,334,751
3.50%, 5/1/52 - 8/1/53	179,883,703	165,560,200
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	13,598	13,596
		1,599,581,491
		2,031,031,652
		2,352,680,208
Corporate: 15.3%
Financials: 7.2%
Bank of America Corp.
6.25%, (g)(h)(i)	32,978,000	32,674,253
6.10%, (g)(h)(i)	31,008,000	30,713,672
4.45%, 3/3/26	3,970,000	3,926,284
4.25%, 10/22/26	2,970,000	2,915,992
4.183%, 11/25/27	7,925,000	7,701,823
3.846%, 3/8/37(i)	40,560,000	35,611,920
Barclays PLC (United Kingdom)
5.829%, 5/9/27(i)	7,700,000	7,768,857
4.836%, 5/9/28	4,525,000	4,418,394
5.501%, 8/9/28(i)	10,750,000	10,799,791
5.746%, 8/9/33(i)	9,500,000	9,611,264
6.224%, 5/9/34(i)	2,800,000	2,904,093
7.119%, 6/27/34(i)	4,500,000	4,795,762
BNP Paribas SA (France)
4.375%, 9/28/25(e)	8,223,000	8,041,106
4.625%, 3/13/27(e)	12,175,000	11,922,926
2.588%, 8/12/35(e)(i)	6,500,000	5,335,254
Boston Properties, Inc.
3.65%, 2/1/26	5,341,000	5,140,589
2.75%, 10/1/26	22,161,000	20,554,605
2.90%, 3/15/30	7,270,000	6,224,355
3.25%, 1/30/31	5,850,000	5,019,195
6.50%, 1/15/34	14,850,000	15,662,864
Capital One Financial Corp.
4.20%, 10/29/25	11,475,000	11,249,620
2.636%, 3/3/26(i)	6,775,000	6,491,710
4.927%, 5/10/28(i)	10,075,000	9,901,559
7.624%, 10/30/31(i)	10,600,000	11,648,196
5.268%, 5/10/33(i)	4,975,000	4,881,640
6.377%, 6/8/34(i)	3,400,000	3,499,272
Citigroup, Inc.
5.95%, (g)(h)(i)	67,677,000	66,242,755
6.25%, (g)(h)(i)	45,886,000	45,289,367
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 10

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
3.785%, 3/17/33(i)	$15,725,000	$14,142,232
United States 90 Day Average SOFR
+6.63%, 12.022%, 10/30/40(g)	37,080,925	42,657,896
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	6,062,000	5,960,204
5.21%, 8/11/28(i)	5,525,000	5,520,139
4.762%, 3/29/33(i)	41,136,000	38,315,824
5.402%, 8/11/33(i)	12,000,000	12,052,004
8.113%, 11/3/33(i)	9,700,000	11,209,249
6.547%, 6/20/34(i)	10,125,000	10,582,028
6.50%, 5/2/36	17,805,000	18,893,047
6.50%, 9/15/37	3,265,000	3,534,011
JPMorgan Chase & Co.
6.10%, (g)(h)(i)	82,280,000	81,828,546
1.04%, 2/4/27(i)	17,500,000	16,083,589
8.75%, 9/1/30(g)	25,692,000	30,824,295
2.739%, 10/15/30(i)	5,000,000	4,445,619
2.956%, 5/13/31(i)	11,793,000	10,363,377
5.717%, 9/14/33(i)	22,700,000	23,487,682
Lloyds Banking Group PLC (United Kingdom)
4.65%, 3/24/26	3,100,000	3,039,558
3.75%, 3/18/28(i)	8,025,000	7,679,821
7.953%, 11/15/33(i)	14,000,000	16,003,331
NatWest Group PLC (United Kingdom)
5.808%, 9/13/29(i)	11,800,000	12,097,264
6.016%, 3/2/34(i)	13,000,000	13,649,581
3.032%, 11/28/35(i)	12,365,000	10,256,523
The Charles Schwab Corp.
5.643%, 5/19/29(i)	4,500,000	4,616,164
5.853%, 5/19/34(i)	2,500,000	2,580,629
6.136%, 8/24/34(i)	5,075,000	5,349,433
The Goldman Sachs Group, Inc.
3.615%, 3/15/28(i)	25,695,000	24,644,984
UBS Group AG (Switzerland)
5.959%, 1/12/34(e)(i)	23,275,000	24,069,334
9.25%, 5/13/72(e)(g)(i)	49,775,000	55,163,890
UniCredit SPA (Italy)
7.296%, 4/2/34(e)(i)	29,960,000	30,801,436
5.459%, 6/30/35(e)(i)	7,325,000	6,889,000
Unum Group
6.75%, 12/15/28	8,417,000	8,805,109
Wells Fargo & Co.
5.875%, (g)(h)(i)	27,987,000	27,695,275
4.10%, 6/3/26	3,376,000	3,301,746
4.30%, 7/22/27	13,145,000	12,865,688
2.572%, 2/11/31(i)	12,005,000	10,373,763
4.897%, 7/25/33(i)	11,000,000	10,715,921
5.389%, 4/24/34(i)	1,900,000	1,908,253
		1,013,353,563
Industrials: 7.1%
AT&T, Inc.
2.55%, 12/1/33	11,700,000	9,535,746
3.80%, 12/1/57	4,900,000	3,642,378
Bayer AG (Germany)
4.375%, 12/15/28(e)	10,100,000	9,597,425
6.375%, 11/21/30(e)	6,200,000	6,378,927
6.50%, 11/21/33(e)	9,450,000	9,765,782
British American Tobacco PLC (United Kingdom)
3.75%, (b)(g)(h)(i)(j)	88,928,000	82,951,480
6.343%, 8/2/30	3,900,000	4,094,623

	Par Value	Value
4.742%, 3/16/32	$15,335,000	$14,711,009
6.421%, 8/2/33	3,900,000	4,080,537
4.39%, 8/15/37	3,075,000	2,574,792
3.734%, 9/25/40	1,100,000	808,616
4.54%, 8/15/47	5,000,000	3,838,644
5.65%, 3/16/52	6,300,000	5,686,645
Burlington Northern Santa Fe LLC(k)
5.72%, 1/15/24	268,540	268,444
5.629%, 4/1/24	345,833	344,639
5.342%, 4/1/24	311,113	310,624
Cemex SAB de CV (Mexico)
5.20%, 9/17/30(e)	14,400,000	13,875,002
3.875%, 7/11/31(e)	13,105,000	11,720,666
Charter Communications, Inc.
4.50%, 5/1/32	14,925,000	12,782,733
4.40%, 4/1/33	2,475,000	2,284,136
4.50%, 6/1/33(e)	12,105,000	10,242,497
4.25%, 1/15/34(e)	5,850,000	4,753,868
6.55%, 5/1/37	11,000,000	10,837,956
6.75%, 6/15/39	6,160,000	6,109,652
6.484%, 10/23/45	50,612,000	49,732,046
5.75%, 4/1/48	11,200,000	9,939,759
5.25%, 4/1/53	5,135,000	4,300,792
Cox Enterprises, Inc.
3.85%, 2/1/25(e)	14,626,000	14,378,284
3.35%, 9/15/26(e)	14,932,000	14,331,925
3.50%, 8/15/27(e)	16,200,000	15,415,493
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,494,975
4.78%, 3/25/38	11,830,000	11,207,534
Dillard's, Inc.
7.75%, 7/15/26	50,000	51,973
7.75%, 5/15/27	540,000	563,521
7.00%, 12/1/28	15,135,000	15,706,337
Dow, Inc.
7.375%, 11/1/29	3,353,000	3,785,909
9.40%, 5/15/39	3,286,000	4,570,150
Elanco Animal Health, Inc.
6.65%, 8/28/28	13,000,000	13,470,470
Ford Motor Credit Co. LLC(k)
3.81%, 1/9/24	14,363,000	14,356,480
5.125%, 6/16/25	16,100,000	15,888,710
3.375%, 11/13/25	9,350,000	8,947,125
4.389%, 1/8/26	18,850,000	18,329,620
4.542%, 8/1/26	18,304,000	17,723,927
2.70%, 8/10/26	12,700,000	11,762,583
4.95%, 5/28/27	10,000,000	9,755,479
7.35%, 11/4/27	4,000,000	4,218,195
6.80%, 5/12/28	3,100,000	3,237,796
GE HealthCare Technologies, Inc.
5.905%, 11/22/32	12,275,000	13,093,438
HCA Healthcare, Inc.
3.125%, 3/15/27	3,575,000	3,388,865
4.125%, 6/15/29	2,700,000	2,581,522
3.625%, 3/15/32	6,550,000	5,856,844
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(e)	25,425,000	24,969,649
3.50%, 7/26/26(e)	7,800,000	7,440,670
6.125%, 7/27/27(e)	11,425,000	11,731,527
3.875%, 7/26/29(e)	27,915,000	26,042,911
Kinder Morgan, Inc.
4.80%, 2/1/33	4,120,000	3,964,975
5.50%, 3/1/44	17,002,000	16,080,079
5.55%, 6/1/45	9,600,000	9,233,858
PAGE 11 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
Macy's, Inc.
6.70%, 7/15/34(e)	$2,539,000	$2,153,072
Microchip Technology, Inc.
.983%, 9/1/24	19,714,000	19,101,035
Oracle Corp.
1.65%, 3/25/26	13,990,000	13,050,944
2.80%, 4/1/27	6,350,000	5,989,578
2.95%, 4/1/30	5,000,000	4,512,731
Prosus NV(k) (China)
4.85%, 7/6/27(e)	14,200,000	13,682,552
3.68%, 1/21/30(e)	3,750,000	3,282,239
3.061%, 7/13/31(e)	38,650,000	31,218,561
4.193%, 1/19/32(e)	19,475,000	16,798,517
4.027%, 8/3/50(e)	12,500,000	8,201,136
4.987%, 1/19/52(e)	29,529,000	22,194,480
TC Energy Corp. (Canada)
5.625%, 5/20/75(g)(i)	20,570,000	19,393,978
5.875%, 8/15/76(g)(i)	7,465,000	7,056,500
5.30%, 3/15/77(g)(i)	29,935,000	26,603,534
5.50%, 9/15/79(g)(i)	9,435,000	8,047,873
5.60%, 3/7/82(g)(i)	19,781,000	16,571,404
Telecom Italia SPA (Italy)
5.303%, 5/30/24(e)	29,287,000	29,150,777
7.20%, 7/18/36	11,596,000	11,640,343
7.721%, 6/4/38	8,212,000	8,362,616
The Cigna Group
7.875%, 5/15/27	17,587,000	19,172,448
4.375%, 10/15/28	5,211,000	5,169,021
T-Mobile U.S., Inc.
2.25%, 2/15/26	6,800,000	6,443,547
3.375%, 4/15/29	6,500,000	6,039,171
3.875%, 4/15/30	13,475,000	12,778,366
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(e)	12,050,000	11,688,500
5.25%, 6/6/29(e)	2,594,000	2,440,695
Union Pacific Corp.
6.176%, 1/2/31	2,812,805	2,938,370
Verizon Communications, Inc.
2.55%, 3/21/31	4,250,000	3,664,557
VMware, Inc.
1.40%, 8/15/26	19,765,000	18,078,714
4.65%, 5/15/27	14,137,000	14,016,014
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(g)(i)	20,525,000	21,161,357
		1,010,352,872
Utilities: 1.0%
American Electric Power Co., Inc.
5.699%, 8/15/25	11,320,000	11,394,329
Dominion Energy
5.75%, 10/1/54(g)(i)	22,950,000	22,540,661
Enel SPA (Italy)
5.00%, 6/15/32(e)	7,150,000	6,973,803
6.80%, 9/15/37(e)	7,060,000	7,697,763
6.00%, 10/7/39(e)	4,447,000	4,519,130
NextEra Energy, Inc.
4.255%, 9/1/24	6,625,000	6,562,002
6.051%, 3/1/25	3,375,000	3,405,058
5.749%, 9/1/25	3,975,000	4,012,607
4.625%, 7/15/27	10,075,000	10,056,765
The Southern Co.
5.113%, 8/1/27	11,900,000	12,060,422
4.85%, 6/15/28	12,475,000	12,566,793

	Par Value	Value
4.00%, 1/15/51(g)(i)	$19,036,000	$18,100,245
3.75%, 9/15/51(g)(i)	19,900,000	18,119,008
		138,008,586
		2,161,715,021
Total Debt Securities (Cost $5,121,696,867)		$4,956,764,767
Short-Term Investments: 2.8%
	Par Value/ Shares	Value
Repurchase Agreements: 2.4%
Fixed Income Clearing Corporation(l) 5.31%, dated 12/29/23, due 1/2/24, maturity value $293,172,870	$293,000,000	$293,000,000
Fixed Income Clearing Corporation(l) 2.70%, dated 12/29/23, due 1/2/24, maturity value $44,305,288	44,292,000	44,292,000
		337,292,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	56,579,273	56,579,273
Total Short-Term Investments (Cost $393,871,273)		$393,871,273
Total Investments In Securities (Cost $11,840,535,563)	99.7%	$14,080,598,258
Other Assets Less Liabilities	0.3%	38,518,719
Net Assets	100.0%	$14,119,116,977
(a)	Non-income producing
(b)	The security is issued in Euros (EUR).
(c)	The security is issued in British Pounds (GBP).
(d)	Inflation-linked
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)	Hybrid security: characteristics of both a debt and equity security.
(h)	Perpetual security: no stated maturity date.
(i)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(j)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(k)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(l)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.25%-2.75%, 11/15/25-8/15/32. U.S. Treasury Inflation Indexed Note 1.125%, 1/15/33. Total collateral value is $342,936,253.
*	Rounds to 0.0%.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 12

Portfolio of Investments  December 31, 2023
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
NY Shs: New York Registry Shares
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
USD United States Dollar
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Long Position	893	3/19/24	$100,811,328	$2,846,880
E-Mini S&P 500 Index— Short Position	(2,345)	3/15/24	(565,145,000)	(18,760,408)
Euro-Bund— Short Position	(299)	3/7/24	(45,293,728)	(1,135,168)
Long-Term U.S. Treasury Bond— Long Position	435	3/19/24	54,347,813	3,441,252
				$(13,607,444)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
HSBC	3/14/24	USD	4,364,378	EUR	4,019,833	$(85,849)
Standard Chartered	3/14/24	USD	32,479,395	EUR	29,925,419	(650,072)
Morgan Stanley	6/13/24	USD	38,176,381	EUR	35,232,719	(974,947)
Standard Chartered	6/13/24	USD	5,733,298	EUR	5,185,000	(28,381)
Unrealized gain on currency forward contracts						—
Unrealized loss on currency forward contracts						(1,739,249)
Net unrealized loss on currency forward contracts						$(1,739,249)
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 13 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value (cost $11,840,535,563)	$14,080,598,258
Cash pledged as collateral for currency forward contracts	1,720,000
Cash denominated in foreign currency (cost $5,811,930)	5,811,825
Deposits with broker for futures contracts	32,465,925
Receivable for variation margin for futures contracts	1,723,268
Receivable for investments sold	7,282,117
Receivable for Fund shares sold	8,310,167
Dividends and interest receivable	59,082,284
Expense reimbursement receivable	46,686
Prepaid expenses and other assets	2,444,671
14,199,485,201
Liabilities:
Unrealized depreciation on currency forward contracts	1,739,249
Payable for investments purchased	64,453,785
Payable for Fund shares redeemed	7,883,215
Management fees payable	5,839,721
Accrued expenses	452,254
80,368,224
Net Assets	$14,119,116,977
Net Assets Consist of:
Paid in capital	$11,669,950,141
Distributable earnings	2,449,166,836
$14,119,116,977
Class I
Total net assets	$12,547,859,922
Shares outstanding (par value $0.01 each, unlimited shares authorized)	123,959,870
Net asset value per share	$101.23
Class X
Total net assets	$1,571,257,055
Shares outstanding (par value $0.01 each, unlimited shares authorized)	15,520,515
Net asset value per share	$101.24

Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends (net of foreign taxes of $8,085,558)	$195,535,565
Interest	253,111,818
448,647,383
Expenses:
Investment advisory fees	53,991,741
Administrative services fees
Class I	12,240,945
Class X	628,495
Custody and fund accounting fees	274,062
Professional services	366,654
Shareholder reports	249,918
Registration fees	177,472
Trustees fees	414,286
Miscellaneous	681,150
Total expenses	69,024,723
Expenses reimbursed by investment manager	(599,684)
Net expenses	68,425,039
Net Investment Income	380,222,344
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	1,090,565,835
Futures contracts	(46,088,939)
Options written	(183,281,425)
Currency forward contracts	(975,275)
Foreign currency transactions	(272,529)
Net change in unrealized appreciation/depreciation
Investments in securities	400,979,704
Futures contracts	(25,554,566)
Options written	159,111,316
Currency forward contracts	427,447
Foreign currency translation	208,365
Net realized and unrealized gain	1,395,119,933
Net Change in Net Assets From Operations	$1,775,342,277
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 14

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$380,222,344	$288,142,277
Net realized gain (loss)	859,947,667	1,112,637,591
Net change in unrealized appreciation/depreciation	535,172,266	(2,508,836,020)
	1,775,342,277	(1,108,056,152)
Distributions to Shareholders:
Class I	(581,376,184)	(1,075,550,521)
Class X	(67,705,865)	(40,292,107)
Total distributions	(649,082,049)	(1,115,842,628)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,451,566,468	1,564,542,435
Reinvestment of distributions	546,230,885	1,018,950,704
Cost of shares redeemed	(3,281,556,137)	(2,890,315,820)
Class X
Proceeds from sales of shares	867,393,489	708,920,438
Reinvestment of distributions	67,705,864	40,292,107
Cost of shares redeemed	(168,738,723)	(28,409,438)
Net change from Fund share transactions	(517,398,154)	413,980,426
Total change in net assets	608,862,074	(1,809,918,354)
Net Assets:
Beginning of year	13,510,254,903	15,320,173,257
End of year	$14,119,116,977	$13,510,254,903
Share Information:
Class I
Shares sold	15,035,378	15,500,014
Distributions reinvested	5,620,662	10,721,061
Shares redeemed	(33,921,814)	(29,026,419)
Net change in shares outstanding	(13,265,774)	(2,805,344)
Class X
Shares sold	9,070,768	7,361,136
Distributions reinvested	694,327	435,368
Shares redeemed	(1,745,572)	(295,512)
Net change in shares outstanding	8,019,523	7,500,992
PAGE 15 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-
Dodge & Cox Balanced Fund ◾ PAGE 16

Notes to Financial Statements
accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
PAGE 17 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$879,407,042	$—
Consumer Discretionary	598,687,635	—
Consumer Staples	481,390,514	—
Energy	680,771,097	—
Financials	2,599,665,294	—
Health Care	1,948,501,655	—
Industrials	585,488,493	—
Information Technology	481,871,864	—
Materials	305,731,249	—
Real Estate	44,151,175	—
Utilities	124,296,200	—
Debt Securities
U.S. Treasury	—	287,316,814
Government-Related	—	155,052,724
Securitized	—	2,352,680,208
Corporate	—	2,161,715,021
Short-Term Investments
Repurchase Agreements	—	337,292,000
Money Market Fund	56,579,273	—
Total Securities	$8,786,541,491	$5,294,056,767
Other Investments
Futures Contracts
Appreciation	$6,288,132	$—
Depreciation	(19,895,576)	—
Currency Forward Contracts
Depreciation	—	(1,739,249)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written  In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any real ized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets. The Fund used government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Dodge & Cox Balanced Fund ◾ PAGE 18

Notes to Financial Statements
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Futures contracts(a)	$—	$6,288,132	$—	$6,288,132
Liabilities
Unrealized depreciation on currency forward contracts	$—	$—	$1,739,249	$1,739,249
Futures contracts(a)	18,760,408	1,135,168	—	19,895,576
	$18,760,408	$1,135,168	$1,739,249	$21,634,825
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(54,168,374)	$8,079,435	$—	(46,088,939)
Options written	(183,281,425)	—	—	(183,281,425)
Currency forward contracts	—	—	(975,275)	(975,275)
	$(237,449,799)	$8,079,435	$(975,275)	$(230,345,639)
Net change in unrealized appreciation/depreciation
Futures contracts	$(28,023,778)	$2,469,212	$—	(25,554,566)
Options written	159,111,316	—	—	159,111,316
Currency forward contracts	—	—	427,447	427,447
	$131,087,538	$2,469,212	$427,447	$133,984,197
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	4-6%
Currency forward contracts	USD total value	0-1%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
HSBC	$—	$(85,849)	$—	$(85,849)
Morgan Stanley	—	(974,947)	790,000	(184,947)
Standard Chartered	—	(678,453)	678,453	—
	$—	$(1,739,249)	$1,468,453	$(270,796)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement  Through April 30, 2023, Dodge & Cox contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41%. Effective May 1, 2023, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.42% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated
PAGE 19 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements
with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $599,684.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), redemptions in-kind, certain corporate action transactions, REITs, straddles, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$330,759,574	$260,406,259
Long-term capital gain	$250,616,610	$815,144,262
Class X
Ordinary income	$38,640,935	$4,543,726
Long-term capital gain	$29,064,930	$35,748,381
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$150,334,695
Net unrealized appreciation	2,298,832,141
Total distributable earnings	$2,449,166,836
At December 31, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,766,432,080
Unrealized appreciation	2,939,101,281
Unrealized depreciation	(640,281,796)
Net unrealized appreciation	2,298,819,485
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2023, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $489,545,184 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $74,597 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,394,213,238 and $3,010,308,537, respectively. For the year ended December 31, 2023, purchases and sales of U.S. government securities aggregated $2,021,202,819 and $1,457,384,674, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Dodge & Cox Balanced Fund ◾ PAGE 20

Notes to Financial Statements
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 21 ◾ Dodge & Cox Balanced Fund

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$93.35	$109.41	$101.78	$101.60	$93.27
Income from investment operations:
Net investment income	2.68	1.90	1.74	2.19 (a)	2.48
Net realized and unrealized gain (loss)	9.90	(9.86)	17.51	5.03	15.35
Total from investment operations	12.58	(7.96)	19.25	7.22	17.83
Distributions to shareholders from:
Net investment income	(2.66)	(1.91)	(1.75)	(2.22)	(2.46)
Net realized gain	(2.04)	(6.19)	(9.87)	(4.82)	(7.04)
Total distributions	(4.70)	(8.10)	(11.62)	(7.04)	(9.50)
Net asset value, end of year	$101.23	$93.35	$109.41	$101.78	$101.60
Total return	13.76%	(7.28)%	19.28%	7.85%	19.62%
Ratios/supplemental data:
Net assets, end of year (millions)	$12,548	$12,810	$15,320	$14,110	$15,747
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.53%	0.53%
Ratio of net investment income to average net assets	2.80%	2.03%	1.51%	2.29%(a)	2.46%
Portfolio turnover rate	34%	59%	49%	54%	35%
Portfolio turnover rate excluding TBA rolls(b)	34%	41%	31%	50%	32%
Class X(c)
Net asset value, beginning of year	$93.37	$101.25
Income from investment operations:
Net investment income	2.58	1.43
Net realized and unrealized gain (loss)	10.10	(2.32)
Total from investment operations	12.68	(0.89)
Distributions to shareholders from:
Net investment income	(2.77)	(1.54)
Net realized gain	(2.04)	(5.45)
Total distributions	(4.81)	(6.99)
Net asset value, end of year	$101.24	$93.37
Total return	13.88%	(0.78)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,571	$700
Ratio of expenses to average net assets	0.42%	0.41%(d)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47%	0.47%(d)
Ratio of net investment income to average net assets	2.94%	2.42%(d)
Portfolio turnover rate	34%	59%
Portfolio turnover rate excluding TBA rolls(b)	34%	41%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.

(b)	See Note 1 regarding To-Be-Announced securities
(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(d)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Balanced Fund ◾ PAGE 22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 23 ◾ Dodge & Cox Balanced Fund

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $280,876,982 as long-term capital gain distributions in 2023.
The Fund designates $200,051,477 of its distributions paid to shareholders in 2023 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
The Fund designates 0.34% of its ordinary dividends paid to shareholders in 2023 as Section 199A dividends.
For shareholders that are corporations, the Fund designates 29% of its ordinary dividends paid to shareholders in 2023 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
For shareholders that are corporations, the Fund designates 56% of its ordinary dividends paid to shareholders in 2023 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Balanced Fund ◾ PAGE 24

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 25 ◾ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

Income Fund | Class I (dodix) | Class X (doxix)
ESTABLISHED 1989
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 IF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Income Fund—Class I had a total return of 7.69% for the year ended December 31, 2023, compared to a return of 5.53% for the Bloomberg U.S. Aggregate Bond (Bloomberg U.S. Agg) Index.1
Market Commentary
Despite market volatility driven by shifting investor expectations regarding inflation, economic growth, and Federal Reserve policy, bond markets performed well in 2023, bolstered by a strong fourth quarter.
In the final months of the year, investors became increasingly convinced that the Federal Reserve could successfully engineer a soft landing with receding inflation and short-term interest rate cuts expected in 2024. This pivot in sentiment drove U.S. Treasury yields sharply lower and fueled the Bloomberg U.S. Agg’s impressive 6.8% fourth quarter return, the strongest quarterly return in over 30 years.
Recent economic data point to a cooling, yet surprisingly resilient, U.S. economy:
◾ The labor market added 165,000 jobs per month in the fourth quarter (versus an average of 245,000 in the previous nine months with job openings statistics still high but declining);
◾ GDP2 grew 5.2% on an annualized basis in the third quarter, its fastest pace in nearly two years; and
◾ Inflation3 rose 2.9% on an annual basis through December, a far cry from the 4.9% increase a year earlier.
The investment-grade Corporate sector shined in 2023, returning 8.5% and outperforming comparable-duration4 Treasuries by 4.6 percentage points as credit spreads tightened to the lowest levels since early 2022. Agency5 mortgage-backed securities (MBS) returned 5.1%, modestly outperforming comparable-duration Treasuries despite the volatile interest rate backdrop.
Investment Strategy
We capitalized on last year’s dynamic market environment by actively managing the Fund’s duration, sector, and security exposures. As yields rose over the summer and early fall to levels more in line with our expectations, we lengthened the Fund’s duration by half a year to 6.0 years.6 This is modestly below the Bloomberg U.S. Agg’s 6.2 year duration but is the Fund’s highest duration in decades.
We also steadily reduced the Fund’s credit7 exposure throughout 2023 amid narrowing yield premiums and invested the proceeds primarily in Treasuries. We made other modest adjustments in the portfolio, although it retains the same general themes. The Fund features sizable exposures to credit securities (40%) and Agency MBS (41%), both of which represent meaningful overweights relative to the Bloomberg U.S. Agg. The Fund’s weighting in U.S. Treasuries (12%) and net cash (1%) provides flexibility and liquidity should interesting opportunities arise.
Duration: Extended Amid More Attractive Yields
For much of the last decade, the low level of bond yields did not sufficiently compensate investors for fiscal policy, inflation, and interest rate risks. As that dynamic changed with the sharp rise in yields last year, we lengthened the Fund’s duration, primarily by adding exposure to the long end of the curve, which has recently risen more dramatically than the front end of the curve. As we look forward, our base case expectation is for economic growth to slow and headline inflation to gradually fall back towards target by later this year, resulting in a soft landing. In this scenario, the Fed will likely begin to ease later this year and both short- and long-term interest rates should fall over our multi-year investment horizon. Despite our positive outlook for the economy and interest rates, uncertainty remains elevated and a range of economic outcomes is possible. For example, if the economy slows considerably and enters a deep recession, rates are likely to plummet. In this scenario, the Fund’s longer duration should also be beneficial, helping offset potential weakness in the Corporate sector.
The Credit Sector: Opportunistically Trimmed at Tighter Valuations
Credit was the strongest-performing segment of the fixed income market as credit yield premiums continued to grind tighter. Accordingly, over the course of the year we trimmed or sold a number of issuers that had reached, in our view, full valuations. Thematically, we reduced longer maturity securities where spreads generally narrowed more than intermediate-term securities. Our reductions also favored Industrials, which have performed better than Financials. On a net basis, we reduced the Fund’s credit weighting by nine percentage points.
While we have generally been leaning away from credit, we opportunistically invested in select issuers at attractive valuations. One recent example is RTX,8 which was created via the 2020 merger between Raytheon and United Technologies. The company issued bonds to finance its accelerated share repurchase program, and we viewed the new issue pricing as attractive. RTX is a leading supplier in both commercial and defense markets, benefiting from superior scale and diversification relative to peers. The company generates significant free cash flow,9 underpinned by long-term contracts and low reinvestment needs. It also benefits from a non-cyclical business model and is positioned to take advantage of growing defense budgets as geopolitical tensions rise. We believe bondholders are sufficiently compensated for the company’s key risks, including customer concentration (~70% of defense sales are to the U.S. government) and the company’s history of relatively aggressive financial policy.
We are optimistic about the long-term total return prospects for the Fund’s credit holdings despite the fact that broad credit market spreads are now narrower than long-term averages. The Fund’s credit portfolio differs significantly from the market, owing to our research and evaluation process which seeks to identify attractively priced issuers with strong fundamentals and management teams capable of navigating various economic environments. We seek out credit holdings with strong liquidity, balance sheets, and cash flows. When compared to the Bloomberg U.S. Credit Index,10 the credit portfolio’s 66 issuers feature a higher average yield premium (183 basis points11 versus 93) and shorter average duration (5.2 years versus 6.9). Although future volatility is likely and wider credit spreads pose a risk due to the Fund’s overweight positioning, we believe that our selectivity combined with the credit portfolio’s yield cushion should help protect against potential price declines over time.
The Securitized Sector: Maintained Positioning Amid Strong Fundamentals and Compelling Valuations
We are enthusiastic about the Fund’s Agency MBS holdings due to the combination of low prepayment risk and attractive valuations. Over the past two years, rising interest rates have driven mortgage
PAGE 1 ◾ Dodge & Cox Income Fund

rates to near multi-decade highs. This has significantly reduced refinancing incentives for virtually all existing mortgage borrowers, resulting in a more stable cash flow outlook for the Agency MBS collateralized by these loans. This is advantageous from a fundamental standpoint because the primary risk for which Agency MBS investors are paid is the uncertain timing and variability of cash flows from the underlying loans. Meanwhile, technical challenges within the market have also depressed valuations. Most notably, the two largest MBS buyers in recent years—the Fed and U.S. commercial banks—have been on the sidelines since early 2023.
During the year, we added modestly to the Fund’s Agency MBS exposure and adjusted coupon and pool positioning based on relative valuations. For example, we recently purchased certain 30-year 3.5% coupon securities as their return profiles became more attractive, and we trimmed some 30-year 2.0% and 2.5% coupon securities at less compelling valuations.
In addition to pass-through securities, we continue to find value in select high-quality, floating rate structures with attractive valuations. The Fund holds 6% in Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages) and 4% in FFELP12 Student Loan ABS, which are backed by federally guaranteed student loans. The portfolio’s FFELP securities performed well in 2023 as the transition from LIBOR13 to SOFR14 was finalized and removed some uncertainty for the securities. Also, due to the government guarantee and terms of the program, FFELP bonds are not negatively impacted by student loan policy changes such as forbearance and updates to the income-based repayment program.
In Closing
We are pleased with the Fund’s results in 2023 and optimistic about the Fund’s absolute and relative return prospects. Broad market yields are high relative to the last decade, creating an attractive starting point for fixed income investors. We’re also excited about our ability to add value given the Fund’s current holdings and the opportunity for us to actively manage portfolio exposures as circumstances change.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate
Bond Index is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

2.
Gross domestic product (GDP) measures the monetary value of final goods and services—those that are bought by the final user—produced in a country in a given period of time. It counts all of the output generated within the borders of a country.
GDP is composed of goods and services produced for sale in the market and also includes some non-market production, such as defense or education services provided by the government.

3.
Personal consumption expenditures (PCE) measure how much consumers spend on durable and non-durable goods and services. PCE is the Federal Reserve’s preferred measure for inflation. Core PCE prices exclude food and energy prices.

4.	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
5.	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
6.	Unless otherwise specified, all weightings and characteristics are as of December 31, 2023.
7.	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
8.	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
9.	Free cash flow is the cash a company generates after paying all expenses and loans.
10.
The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-
denominated, fixed-rate, taxable corporate, and government-related bond markets.
It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals, and local authorities.

11.	One basis point is equal to 1/100th of 1%.
12.	FFELP is the Federal Family Education Loan Program.
13.	The London Inter-Bank Offered Rate (LIBOR) is an interest rate average calculated from estimates submitted by the leading banks in London.
14.	The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Dodge & Cox Income Fund ◾ PAGE 2

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund outperformed the Bloomberg U.S. Agg by 2.16 percentage points in 2023.
Key contributors to relative results included the Fund’s:
◾ Credit issuer selection, particularly Pemex, Charter Communications, UniCredit, and Telecom Italia;
◾ Underweight position in U.S. Treasuries and overweight position in corporate bonds;
◾ Below-benchmark duration position; and
◾ Strong performance of FFELP* Student Loan ABS.
There were no notable detractors during the period.
*FFELP is the Federal Family Education Loan Program.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure of 24 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Income Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

$30,000
20,000
10,000
5,000
Dodge & Cox Income Fund Class I $13,161
Bloomberg U.S. Agg. Bond Index $11,964
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund
Class I	7.69%	2.70%	2.79%	3.94%
Class X(a)	7.76	2.73	2.80	3.94
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	3.17
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Income Fund
Class I	0.41%	0.41%
Class X	0.33%(b)	0.36%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.33% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade fixed income securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit:
www.dodgeandcox.com/incomefund
Dodge & Cox Income Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification	% of Net Assets
Securitized	46.7
Corporate	34.9
U.S. Treasury	12.0
Government-Related	4.4
Net Cash & Other(a)	2.0
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,043.50	$2.11	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,023.14	2.09	0.41
Class X
Based on actual return	$1,000.00	$1,044.60	$1.70	0.33%
Based on hypothetical 5% yearly return	1,000.00	1,023.54	1.68	0.33
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Income Fund

Portfolio of Investments  December 31, 2023
Debt Securities: 98.0%
	Par Value	Value
U.S. Treasury: 12.0%
U.S. Treasury Inflation Indexed
1.50%, 2/15/53(a)	$429,978,415	$389,348,460
U.S. Treasury Note/Bond
4.875%, 11/30/25	700,000,000	707,246,092
4.375%, 12/15/26	500,000,000	504,882,810
3.75%, 6/30/30	1,070,192,000	1,060,576,988
4.00%, 7/31/30	918,185,000	923,206,324
3.375%, 8/15/42	824,020,000	734,761,898
4.00%, 11/15/42	149,690,000	145,474,122
2.875%, 5/15/52	1,085,725,000	864,423,715
3.00%, 8/15/52	434,648,000	355,443,590
4.00%, 11/15/52	623,705,000	615,372,688
4.125%, 8/15/53	2,123,866,000	2,146,763,930
		8,447,500,617
Government-Related: 4.4%
Agency: 2.4%
Petroleo Brasileiro SA (Brazil)
6.90%, 3/19/49	142,629,000	141,502,944
6.75%, 6/3/50	103,250,000	101,069,432
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	605,761,000	502,648,060
6.625%, 6/15/35	189,366,000	145,233,648
6.50%, 6/2/41	44,957,000	30,656,871
6.375%, 1/23/45	134,871,000	87,879,138
6.75%, 9/21/47	66,826,000	43,725,321
6.35%, 2/12/48	22,395,000	14,212,138
7.69%, 1/23/50	841,010,000	598,096,372
		1,665,023,924
Local Authority: 1.7%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	6,401,422
6.758%, 7/1/34	183,365,000	207,117,735
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,575,000	50,555,415
7.102%, 1/1/41	146,587,000	177,207,045
Regents of the UC Medical Center RB
4.563%, 5/15/53	98,125,000	91,554,236
State of California GO
7.50%, 4/1/34	80,061,000	97,154,784
7.30%, 10/1/39	183,585,000	221,953,219
State of Illinois GO
5.10%, 6/1/33	355,860,000	352,102,012
		1,204,045,868
Sovereign: 0.3%
Colombia Government International (Colombia)
5.625%, 2/26/44	105,805,000	88,824,765
5.00%, 6/15/45	77,700,000	60,216,723
5.20%, 5/15/49	48,525,000	37,884,290
		186,925,778
		3,055,995,570
Securitized: 46.7%
Asset-Backed: 5.4%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2004-20L 1, 4.87%, 12/1/24	35,502	35,246
Series 2005-20B 1, 4.625%, 2/1/25	130,239	128,759
Series 2005-20D 1, 5.11%, 4/1/25	3,573	3,532
Series 2005-20E 1, 4.84%, 5/1/25	160,285	158,102
Series 2005-20G 1, 4.75%, 7/1/25	258,738	255,810
Series 2005-20H 1, 5.11%, 8/1/25	2,585	2,561

	Par Value	Value
Series 2005-20I 1, 4.76%, 9/1/25	$332,973	$327,093
Series 2006-20A 1, 5.21%, 1/1/26	300,793	297,409
Series 2006-20B 1, 5.35%, 2/1/26	94,532	93,365
Series 2006-20C 1, 5.57%, 3/1/26	382,496	378,259
Series 2006-20G 1, 6.07%, 7/1/26	669,988	665,635
Series 2006-20H 1, 5.70%, 8/1/26	7,441	7,394
Series 2006-20I 1, 5.54%, 9/1/26	11,887	11,836
Series 2006-20J 1, 5.37%, 10/1/26	250,098	249,766
Series 2006-20L 1, 5.12%, 12/1/26	276,191	274,396
Series 2007-20A 1, 5.32%, 1/1/27	631,260	626,461
Series 2007-20C 1, 5.23%, 3/1/27	1,011,858	1,001,610
Series 2007-20D 1, 5.32%, 4/1/27	737,177	725,350
Series 2007-20G 1, 5.82%, 7/1/27	816,735	810,658
		6,053,242
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.75%, 1/6/27(b)	122,671,435	127,271,614
8.20%, 4/6/28(b)	154,909,548	158,007,739
		285,279,353
Student Loan: 5.0%
Navient Student Loan Trust
United States 30 Day Average SOFR
+0.7640%, Series 2015-3 A2, 6.102%, 6/26/56	46,988,057	46,093,761
+0.7140%, Series 2014-8 A3, 6.052%, 5/27/49	16,834,890	16,501,317
+1.3640%, Series 2016-5A A, 6.702%, 6/25/65(b)	211,670,162	213,716,970
+1.4640%, Series 2016-3A A3, 6.802%, 6/25/65(b)	2,896,553	2,917,798
+1.2640%, Series 2016-7A A, 6.602%, 3/25/66(b)	184,173,709	184,797,726
+1.4140%, Series 2016-6A A3, 6.752%, 3/25/66(b)	135,867,379	136,382,819
+0.9140%, Series 2017-5A A, 6.252%, 7/26/66(b)	238,819,679	238,010,487
+1.1640%, Series 2017-3A A3, 6.502%, 7/26/66(b)	269,369,390	267,862,564
+1.2640%, Series 2017-1A A3, 6.602%, 7/26/66(b)	198,030,716	197,911,858
+1.1140%, Series 2017-4A A3, 6.452%, 9/27/66(b)	126,191,821	125,494,321
+1.1640%, Series 2017-2A A, 6.502%, 12/27/66(b)	151,673,678	150,977,951
+0.8340%, Series 2018-1A A3, 6.172%, 3/25/67(b)	117,582,722	115,535,219
+0.9140%, Series 2018-3A A3, 6.252%, 3/25/67(b)	128,539,854	127,532,860
+0.7940%, Series 2018-4A A2, 6.132%, 6/27/67(b)	139,958,914	135,797,194
+1.1140%, Series 2019-2A A2, 6.452%, 2/27/68(b)	72,307,340	71,621,064
+0.9440%, Series 2019-3A A, 6.282%, 7/25/68(b)	54,464,110	53,672,441
+0.9240%, Series 2019-4A A2, 6.262%, 7/25/68(b)	50,620,371	49,808,102
+1.1640%, Series 2020-1A A1B, 6.502%, 6/25/69(b)	44,384,968	44,238,129
+1.0140%, Series 2020-2A A1B, 1.04%, 8/26/69(b)	85,102,628	84,018,591
+0.7140%, Series 2021-1A A1B, 6.052%, 12/26/69(b)	46,410,865	45,616,979
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 6

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
+0.8140%, Series 2016-1A A, 6.152%, 2/25/70(b)	$159,218,827	$155,935,894
+0.6640%, Series 2021-2A A1B, 0.70%, 2/25/70(b)	63,502,823	62,113,007
Navient Student Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 12/16/58(b)	402,049	401,235
SLM Student Loan Trust
United States 30 Day Average SOFR
+0.9140%, Series 2012-5 A3, 6.252%, 3/25/26	89,400,960	88,398,588
+1.3140%, Series 2011-2 A2, 6.652%, 10/25/34	15,882,614	15,852,701
United States 90 Day Average SOFR
+0.8910%, Series 2004-8A A6, 6.226%, 1/25/40(b)	76,647,460	75,163,266
+0.4310%, Series 2005-4 A4, 5.766%, 7/25/40	11,779,525	11,446,811
+0.7510%, Series 2007-6 A5, 6.086%, 4/27/43	46,202,590	44,393,172
+0.8110%, Series 2004-3A A6A, 6.146%, 10/25/64(b)	40,894,247	39,927,507
+0.8110%, Series 2004-3A A6B, 6.146%, 10/25/64(b)	25,099,419	24,265,559
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	4,281,759	4,158,659
Series 2017-B A2A, 2.82%, 10/15/35(b)	6,233,751	6,006,390
Series 2018-A A2A, 3.50%, 2/15/36(b)	28,954,674	27,967,626
Series 2018-B A2A, 3.60%, 1/15/37(b)	21,468,558	20,736,663
Series 2023-C A1A, 5.67%, 11/15/52(b)	17,574,458	17,658,588
Series 2021-A APT2, 1.07%, 1/15/53(b)	28,108,919	24,598,646
Series 2023-D A1A, 6.15%, 9/15/53(b)	174,976,526	181,311,691
Series 2023-B A1A, 4.99%, 10/16/56(b)	187,729,468	185,877,873
Series 2022-D A1A, 5.37%, 10/15/58(b)	165,137,433	164,289,997
		3,459,012,024
		3,750,344,619
CMBS: 0.3%
Agency CMBS: 0.3%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.336%, 3/25/26(c)	107,003,283	2,726,957
Series K056 X1, 1.238%, 5/25/26(c)	35,623,807	876,424
Series K062 X1, 0.285%, 12/25/26(c)	294,436,124	2,290,978
Series K064 X1, 0.596%, 3/25/27(c)	371,302,762	5,962,491
Series K065 X1, 0.662%, 4/25/27(c)	448,650,292	8,250,320
Series K066 X1, 0.745%, 6/25/27(c)	362,943,853	7,631,221
Series K067 X1, 0.57%, 7/25/27(c)	456,438,382	7,749,411
Series K069 X1, 0.344%, 9/25/27(c)	90,961,210	1,044,526
Series K070 X1, 0.324%, 11/25/27(c)	191,777,443	2,085,829
Series K071 X1, 0.284%, 11/25/27(c)	248,293,283	2,282,138
Series K089 X1, 0.541%, 1/25/29(c)	510,879,809	12,052,932

	Par Value	Value
Series K091 X1, 0.561%, 3/25/29(c)	$254,771,701	$6,419,075
Series K092 X1, 0.712%, 4/25/29(c)	480,969,181	15,025,285
Series K093 X1, 0.942%, 5/25/29(c)	223,155,269	9,125,689
Series K094 X1, 0.878%, 6/25/29(c)	317,981,442	12,486,622
Series K095 X1, 0.95%, 6/25/29(c)	221,536,564	9,245,784
Series K096 X1, 1.126%, 7/25/29(c)	539,501,016	27,113,433
Series K097 X1, 1.091%, 7/25/29(c)	242,058,954	11,952,557
Series K098 X1, 1.142%, 8/25/29(c)	466,367,793	24,302,146
Series K099 X1, 0.882%, 9/25/29(c)	507,968,088	20,668,917
Series K101 X1, 0.834%, 10/25/29(c)	195,401,006	7,695,615
Series K102 X1, 0.822%, 10/25/29(c)	545,414,196	21,086,040
Series K152 X1, 0.954%, 1/25/31(c)	119,231,779	5,823,924
Series K154 X1, 0.294%, 11/25/32(c)	359,316,716	6,650,988
Series K-1511 X1, 0.776%, 3/25/34(c)	173,340,832	9,165,639
		239,714,941
		239,714,941
Mortgage-Related: 41.0%
CMO & REMIC: 6.6%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	4,016	4,058
Series 1997-2 Z, 7.50%, 6/15/27	1,485,139	1,511,961
Series 1998-2 2A, 8.67%, 8/15/27(c)	826	829
Series 1998-1 1A, 8.293%, 3/15/28(c)	7,750	7,767
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	54,467	55,067
Trust 1998-58 PC, 6.50%, 10/25/28	332,763	337,173
Trust 2001-69 PQ, 6.00%, 12/25/31	478,155	488,785
Trust 2002-33 A1, 7.00%, 6/25/32	853,231	870,519
Trust 2002-69 Z, 5.50%, 10/25/32	62,443	62,954
Trust 2008-24 GD, 6.50%, 3/25/37	242,037	252,053
Trust 2007-47 PE, 5.00%, 5/25/37	608,772	597,218
Trust 2009-30 AG, 6.50%, 5/25/39	2,389,088	2,491,471
Trust 2009-40 TB, 6.00%, 6/25/39	1,132,518	1,190,984
Trust 2001-T3 A1, 7.50%, 11/25/40	39,319	39,534
Trust 2010-123 WT, 7.00%, 11/25/40	9,405,624	9,849,426
Trust 2001-T7 A1, 7.50%, 2/25/41	51,526	54,414
Trust 2001-T5 A2, 7.00%, 6/19/41(c)	19,827	20,330
Trust 2001-T5 A3, 7.50%, 6/19/41(c)	106,221	108,589
Trust 2001-T4 A1, 7.50%, 7/25/41	746,102	756,508
Trust 2011-58 AT, 4.00%, 7/25/41	2,907,399	2,803,399
Trust 2001-T10 A1, 7.00%, 12/25/41	709,948	722,893
Trust 2013-106 MA, 4.00%, 2/25/42	8,355,976	8,027,434
Trust 2012-47 VZ, 4.00%, 5/25/42	5,610,145	5,378,801
Trust 2002-W6 2A1, 7.00%, 6/25/42(c)	978,790	956,348
Trust 2002-W8 A2, 7.00%, 6/25/42	655,727	686,467
Trust 2002-90 A1, 6.50%, 6/25/42	1,959,827	2,015,733
Trust 2002-T16 A3, 7.50%, 7/25/42	1,677,511	1,790,274
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,529,828	3,685,855
Trust 2003-W4 3A, 4.851%, 10/25/42(c)	896,387	908,592
Trust 2012-121 NB, 7.00%, 11/25/42	329,323	349,169
Trust 2003-W1 2A, 5.204%, 12/25/42(c)	1,194,021	1,152,225
Trust 2003-7 A1, 6.50%, 12/25/42	1,646,685	1,677,016
Trust 2012-131 MZ, 3.50%, 12/25/42	12,205,870	11,088,368
PAGE 7 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
Trust 2012-134 ZA, 3.00%, 12/25/42	$35,235,171	$30,864,717
Trust 2013-19 ZA, 3.50%, 3/25/43	10,343,303	9,535,555
Trust 2013-72 Z, 3.00%, 7/25/43	11,065,974	9,848,637
Trust 2004-T1 1A2, 6.50%, 1/25/44	557,732	570,669
Trust 2004-W2 2A2, 7.00%, 2/25/44	63,949	66,271
Trust 2004-W2 5A, 7.50%, 3/25/44	1,051,042	1,091,980
Trust 2004-W8 3A, 7.50%, 6/25/44	783,678	803,293
Trust 2004-W15 1A2, 6.50%, 8/25/44	268,127	273,298
Trust 2014-58 MZ, 4.00%, 9/25/44	27,112,694	25,705,076
Trust 2005-W1 1A3, 7.00%, 10/25/44	2,772,263	2,796,382
Trust 2001-79 BA, 7.00%, 3/25/45	174,336	177,736
Trust 2006-W1 1A1, 6.50%, 12/25/45	117,137	119,701
Trust 2006-W1 1A2, 7.00%, 12/25/45	782,141	811,115
Trust 2006-W1 1A3, 7.50%, 12/25/45	12,293	12,693
Trust 2006-W1 1A4, 8.00%, 12/25/45	754,999	784,309
Trust 2007-W10 1A, 6.133%, 8/25/47(c)	2,689,671	2,679,962
Trust 2007-W10 2A, 6.28%, 8/25/47(c)	799,630	796,107
Trust 2018-28 PT, 3.50%, 5/25/48	5,147,573	4,729,511
United States 30 Day Average SOFR
+0.6640%, Trust 2013-98 FA, 6.002%, 9/25/43	9,584,554	9,400,129
+0.5140%, Trust 2004-W14 1AF, 5.852%, 7/25/44	726,095	676,001
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	37,649	39,007
Series 3312 AB, 6.50%, 6/15/32	855,377	882,426
Series T-41 2A, 4.635%, 7/25/32(c)	101,005	98,312
Series 2587 ZU, 5.50%, 3/15/33	1,164,692	1,166,345
Series 2610 UA, 4.00%, 5/15/33	585,081	564,509
Series T-48 1A, 4.413%, 7/25/33(c)	1,315,394	1,256,877
Series 2708 ZD, 5.50%, 11/15/33	3,979,645	4,016,917
Series 3204 ZM, 5.00%, 8/15/34	2,095,697	2,103,605
Series 3330 GZ, 5.50%, 6/15/37	284,862	280,880
Series 3427 Z, 5.00%, 3/15/38	948,890	954,411
Series 4197 LZ, 4.00%, 4/15/43	12,227,991	11,672,581
Series 4215 LZ, 3.50%, 6/15/43	33,302,702	30,262,858
Series T-51 1A, 6.50%, 9/25/43(c)	35,806	36,313
Series 4283 DW, 4.50%, 12/15/43(c)	19,576,810	19,339,206
Series 4283 EW, 4.50%, 12/15/43(c)	11,989,213	11,850,045
Series 4281 BC, 4.50%, 12/15/43(c)	33,681,534	33,248,403
Series 4319 MA, 4.50%, 3/15/44(c)	6,590,615	6,505,997
Series 4438 ZP, 3.50%, 2/15/45	5,928,695	5,419,934
Series 4653 PZ, 3.50%, 2/15/47	19,572,803	17,873,580
Series 4680 GZ, 3.50%, 3/15/47	13,494,288	11,952,438
Series 4700 KZ, 3.50%, 7/15/47	2,664,038	2,388,938
Series 4722 CZ, 3.50%, 9/15/47	12,205,720	10,989,337
Series 5020 GT, 3.50%, 10/25/50	13,284,804	11,786,009
Ginnie Mae
Series 2010-115 Z, 4.50%, 9/20/40	6,846,153	6,749,153
Series 2014-184 GZ, 3.50%, 12/20/44	5,943,950	5,455,187
Series 2015-24 Z, 3.50%, 2/20/45	17,466,885	16,136,002
Series 2015-69 DZ, 3.50%, 5/20/45	4,247,114	3,904,053
Series 2015-69 KZ, 3.50%, 5/20/45	13,863,146	12,743,348

	Par Value	Value
CME Term SOFR 1 Month
+1.3640%, Series 2020-H21 FL, 6.687%, 12/20/70	$17,135,792	$17,191,929
+0.7640%, Series 2014-H21 FA, 6.087%, 10/20/64	4,087,832	4,057,135
+0.7440%, Series 2015-H10 FB, 6.067%, 4/20/65	5,895,300	5,841,535
+0.7140%, Series 2015-H18 FB, 6.037%, 7/20/65	3,829,847	3,801,242
+0.7140%, Series 2015-H19 FK, 6.037%, 8/20/65	3,582,290	3,551,088
+0.7340%, Series 2015-H23 FA, 6.057%, 9/20/65	807,440	800,186
+0.8640%, Series 2016-H02 FB, 6.187%, 11/20/65	15,278,831	15,202,957
+1.0140%, Series 2016-H09 FM, 6.337%, 3/20/66	8,766,173	8,721,983
+1.0140%, Series 2016-H09 FH, 6.337%, 4/20/66	10,473,379	10,424,279
+0.8940%, Series 2016-H19 FA, 6.217%, 9/20/66	4,723,873	4,699,769
+0.8640%, Series 2016-H23 F, 6.187%, 10/20/66	25,399,465	25,404,799
+0.9140%, Series 2016-H24 FB, 6.237%, 11/20/66	12,363,681	12,296,965
+0.9240%, Series 2017-H02 GF, 6.247%, 12/20/66	6,507,917	6,473,869
+0.6840%, Series 2017-H17 FB, 6.007%, 9/20/67	16,426,180	16,338,944
+0.6140%, Series 2018-H20 FB, 5.937%, 6/20/68	20,799,316	20,530,393
+0.6140%, Series 2018-H20 FE, 5.937%, 11/20/68	19,149,392	18,891,999
+0.7140%, Series 2019-H15 F, 6.037%, 9/20/69	19,870,991	19,410,890
+0.7140%, Series 2019-H18 LF, 6.037%, 11/20/69	17,521,705	17,324,217
+0.7640%, Series 2019-H18 F, 6.087%, 11/20/69	20,774,056	20,594,705
+0.7640%, Series 2019-H17 FB, 6.087%, 11/20/69	64,475,452	63,129,037
+0.7640%, Series 2019-H20 AF, 6.087%, 11/20/69	13,124,783	12,849,969
+0.6640%, Series 2020-H06 FA, 5.987%, 3/20/70	65,355,454	63,512,038
+0.9640%, Series 2021-H16 HF, 6.287%, 9/20/71	6,438,847	6,345,755
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 5.888%, 2/20/67	30,792,452	30,518,060
+0.50%, Series 2022-H04 GF, 5.838%, 2/20/67	30,867,651	30,561,437
+0.50%, Series 2022-H07 FB, 5.838%, 1/20/68	93,907,561	92,094,948
+0.30%, Series 2022-H06 FA, 5.638%, 2/20/68	113,558,355	110,838,905
+0.50%, Series 2022-H07 AF, 5.838%, 2/20/68	38,673,317	37,958,676
+0.50%, Series 2022-H07 BF, 5.838%, 2/20/68	138,246,780	135,513,517
+0.50%, Series 2022-H07 FH, 5.838%, 6/20/68	6,926,052	6,760,181
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
+0.41%, Series 2022-H06 FC, 5.748%, 8/20/68	$65,513,128	$63,849,396
+1.30%, Series 2023-H08 EF, 6.638%, 7/20/71	70,486,582	71,047,105
+1.02%, Series 2023-H08 FE, 6.358%, 8/20/71	40,469,717	40,497,577
+1.00%, Series 2022-H20 FB, 6.338%, 8/20/71	42,535,079	41,887,955
+1.45%, Series 2021-H12 EF, 6.788%, 8/20/71	39,086,221	39,760,853
+0.70%, Series 2021-H17 FA, 6.038%, 11/20/71	33,784,929	33,349,675
+0.82%, Series 2021-H19 FM, 6.158%, 12/20/71	38,568,072	37,357,440
+0.80%, Series 2022-H08 FL, 5.327%, 12/20/71	101,022,271	98,862,254
+0.80%, Series 2022-H02 FC, 6.138%, 1/20/72	118,907,755	117,981,535
+0.35%, Series 2022-H01 FA, 5.688%, 1/20/72	48,666,013	46,536,101
+0.82%, Series 2022-H04 HF, 6.158%, 2/20/72	185,240,953	181,628,865
+0.75%, Series 2022-H07 F, 6.088%, 2/20/72	38,203,494	37,955,179
+0.75%, Series 2022-H08 FE, 6.075%, 3/20/72	51,550,849	50,217,600
+0.74%, Series 2022-H09 FC, 6.078%, 4/20/72	65,116,425	63,340,342
+1.00%, Series 2022-H11 FG, 6.338%, 4/20/72	17,600,537	17,583,685
+0.95%, Series 2022-H10 FA, 6.288%, 5/20/72	102,246,680	101,959,807
+0.95%, Series 2022-H11 AF, 6.288%, 5/20/72	19,305,027	18,961,671
+0.90%, Series 2022-H11 F, 6.238%, 5/20/72	183,182,890	179,513,626
+0.97%, Series 2022-H11 EF, 6.308%, 5/20/72	45,131,837	45,054,815
+0.95%, Series 2022-H12 FA, 6.288%, 6/20/72	245,028,455	240,582,536
+1.10%, Series 2022-H23 FA, 6.438%, 10/20/72	235,639,283	232,651,542
+1.63%, Series 2023-H08 FG, 6.968%, 2/20/73	35,971,600	36,686,647
+1.42%, Series 2023-H13 FJ, 6.758%, 2/20/73	60,287,063	59,214,460
+1.10%, Series 2023-H08 FD, 6.438%, 3/20/73	138,653,452	139,124,805
+1.35%, Series 2023-H23 FH, 6.688%, 9/20/73	77,381,119	78,418,839
+2.10%, Series 2023-H23 DF, 7.438%, 9/20/73	92,476,511	95,048,024
CME Term SOFR 12 Month
+1.0150%, Series 2016-H21 CF, 6.396%, 9/20/66	8,817,800	8,810,614
+0.9950%, Series 2016-H27 BF, 6.389%, 12/20/66	15,881,324	15,876,599
+1.0150%, Series 2017-H02 BF, 4.313%, 1/20/67	49,494,739	49,398,823
+1.0250%, Series 2017-H02 FP, 4.341%, 1/20/67	19,450,876	19,411,377
+1.0150%, Series 2017-H03 F, 5.729%, 1/20/67	51,167,620	51,069,071

	Par Value	Value
+0.9650%, Series 2017-H08 FG, 5.576%, 2/20/67	$9,363,288	$9,275,505
+0.9150%, Series 2017-H07 FQ, 5.526%, 3/20/67	1,978,142	1,966,155
+1.0150%, Series 2017-H10 FA, 6.014%, 4/20/67	12,192,616	12,120,710
+0.9150%, Series 2017-H12 FQ, 5.023%, 5/20/67	20,744,939	20,568,275
+1.0150%, Series 2017-H11 FB, 4.941%, 5/20/67	10,113,503	10,049,542
+0.9150%, Series 2017-H13 FQ, 5.229%, 6/20/67	50,429,635	49,979,273
+1.0150%, Series 2017-H14 FA, 5.184%, 6/20/67	10,381,490	10,329,148
+0.9150%, Series 2017-H16 BF, 5.51%, 8/20/67	11,878,911	11,827,520
+0.9850%, Series 2017-H17 FQ, 6.366%, 9/20/67	34,182,271	34,095,342
+0.9650%, Series 2017-H18 GF, 5.576%, 9/20/67	11,525,213	11,494,289
+0.9650%, Series 2017-H20 FB, 6.135%, 10/20/67	25,333,630	25,282,482
+0.9450%, Series 2017-H12 BF, 6.314%, 10/20/67	83,903,686	83,686,292
+0.9450%, Series 2017-H20 FG, 6.314%, 10/20/67	40,496,410	40,376,168
+0.9350%, Series 2017-H21 FA, 5.83%, 10/20/67	16,272,494	16,240,396
+0.9150%, Series 2017-H22 FK, 6.349%, 11/20/67	8,966,122	8,948,055
+0.9350%, Series 2017-H22 FH, 6.369%, 11/20/67	12,090,661	12,077,691
+0.9350%, Series 2017-H22 FA, 6.369%, 11/20/67	73,084,510	72,910,650
+0.7750%, Series 2018-H02 GF, 4.642%, 12/20/67	28,575,274	28,206,396
+0.8950%, Series 2017-H25 CF, 6.289%, 12/20/67	18,200,043	18,103,400
+0.8750%, Series 2017-H25 FE, 6.269%, 12/20/67	16,924,759	16,809,969
+0.8650%, Series 2018-H01 FL, 4.707%, 12/20/67	20,485,009	20,325,391
+0.8650%, Series 2018-H01 FE, 4.435%, 1/20/68	8,917,889	8,842,830
+0.7950%, Series 2018-H02 FA, 5.562%, 1/20/68	23,674,483	23,447,568
+0.7750%, Series 2018-H02 HF, 5.542%, 1/20/68	53,623,301	52,980,824
+0.8150%, Series 2018-H03 FD, 5.582%, 2/20/68	37,950,498	37,112,145
+0.8650%, Series 2018-H02 PF, 3.016%, 2/20/68	19,324,983	19,092,097
+0.8150%, Series 2018-H02 FM, 5.582%, 2/20/68	24,818,882	24,414,374
+0.7550%, Series 2018-H05 BF, 5.366%, 2/20/68	27,656,171	27,297,249
+0.7850%, Series 2018-H05 FE, 5.396%, 2/20/68	27,490,601	27,138,911
+0.7650%, Series 2018-H11 FA, 4.853%, 2/20/68	13,694,622	13,572,830
+0.7650%, Series 2018-H04 FC, 5.376%, 2/20/68	2,043,847	2,020,086
+0.7750%, Series 2018-H05 CF, 5.386%, 3/20/68	7,729,817	7,535,984
PAGE 9 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
+0.7650%, Series 2018-H06 AF, 4.809%, 3/20/68	$29,921,509	$29,622,943
+0.7450%, Series 2018-H06 MF, 4.872%, 3/20/68	9,265,637	9,133,249
+0.7550%, Series 2018-H04 FJ, 5.366%, 3/20/68	44,530,563	43,956,110
+0.7550%, Series 2018-H04 FK, 5.366%, 3/20/68	15,993,603	15,602,661
+0.7350%, Series 2018-H06 BF, 3.823%, 4/20/68	11,737,860	11,404,512
+0.7650%, Series 2018-H06 EF, 4.175%, 4/20/68	20,057,012	19,550,611
+0.7650%, Series 2018-H06 JF, 4.523%, 4/20/68	21,232,089	20,729,744
+0.7550%, Series 2018-H07 FA, 4.414%, 5/20/68	20,731,464	20,185,366
+0.8650%, Series 2018-H09 FC, 5.241%, 6/20/68	19,014,465	18,596,023
+0.9650%, Series 2018-H10 FV, 5.809%, 7/20/68	19,619,835	19,255,534
+0.8350%, Series 2018-H15 FK, 5.588%, 8/20/68	17,715,779	17,599,074
+0.8150%, Series 2018-H17 DF, 6.084%, 10/20/68	33,643,856	33,195,750
+0.9350%, Series 2018-H19 FG, 6.369%, 11/20/68	15,774,204	15,473,039
+1.0150%, Series 2018-H19 FE, 6.449%, 11/20/68	18,754,923	18,749,241
+1.1150%, Series 2019-H04 FE, 5.726%, 2/20/69	15,652,129	15,574,536
+1.1150%, Series 2019-H16 FC, 5.627%, 10/20/69	9,296,474	9,205,997
+1.1150%, Series 2019-H18 EF, 6.549%, 10/20/69	15,541,270	15,394,627
+1.2150%, Series 2019-H17 FA, 6.649%, 11/20/69	32,161,239	31,899,450
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(b)	1,637,319	1,612,796
Seasoned Credit Risk Transfer Trust 2017-4
Series 2017-4 M45T, 4.50%, 6/25/57	9,531,761	9,053,617
		4,660,564,679
Federal Agency Mortgage Pass-Through: 34.4%
Fannie Mae, 15 Year
5.50%, 3/1/24 - 7/1/25	48,091	48,779
5.00%, 9/1/25	5,190	5,219
4.00%, 9/1/25 - 11/1/33	121,298,232	118,989,740
3.50%, 9/1/28 - 12/1/29	16,367,469	15,963,405
4.50%, 3/1/29	1,078,702	1,072,716
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	96,313,341	95,651,919
4.00%, 9/1/30 - 3/1/37	499,946,644	489,253,864
3.50%, 11/1/35 - 4/1/37	76,578,345	73,107,809
2.00%, 6/1/41 - 3/1/42	412,839,499	353,150,043
2.50%, 9/1/41 - 6/1/42	191,031,245	169,842,632
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	31,660,900	32,897,329
7.00%, 4/1/32 - 2/1/39	2,926,257	3,081,154
6.50%, 12/1/32 - 8/1/39	13,254,351	13,853,977
5.50%, 2/1/33 - 11/1/39	46,843,034	48,217,483
4.50%, 11/1/35 - 11/1/48	513,485,333	510,201,993
5.00%, 7/1/37 - 3/1/49	31,602,185	31,831,309

	Par Value	Value
4.00%, 10/1/40 - 2/1/47	$122,565,463	$118,225,175
3.50%, 2/1/48 - 10/1/53	2,113,478,900	1,948,352,717
2.50%, 6/1/50 - 4/1/52	3,504,244,547	3,013,420,383
2.00%, 6/1/50 - 1/1/52	2,664,933,056	2,211,291,951
3.50%, 1/1/51	688,512,823	638,632,665
3.00%, 4/1/52 - 5/1/52	222,144,829	198,387,609
3.50%, 5/1/52	2,331,055,377	2,138,908,930
3.50%, 6/1/52	434,604,742	398,781,342
3.50%, 7/1/52	521,866,306	478,849,790
3.50%, 12/1/52	392,730,976	360,196,851
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	56,984,813	55,824,537
2.50%, 3/1/62	140,741,349	116,286,017
Fannie Mae, Hybrid ARM
5.967%, 10/1/33(c)	376,382	384,004
4.939%, 7/1/34(c)	391,677	392,060
4.802%, 8/1/34(c)	460,294	459,319
6.143%, 8/1/34(c)	8,489	8,489
6.078%, 9/1/34(c)	538,047	549,427
5.638%, 10/1/34(c)	267,755	265,793
5.113%, 1/1/35(c)	359,934	359,376
5.134%, 1/1/35(c)	293,977	290,791
4.174%, 4/1/35(c)	428,677	427,515
5.342%, 6/1/35(c)	162,420	160,365
5.878%, 7/1/35(c)	427,195	437,950
5.437%, 7/1/35(c)	152,004	151,601
5.761%, 7/1/35(c)	54,496	53,909
5.622%, 7/1/35(c)	130,880	129,660
5.858%, 8/1/35(c)	338,698	340,115
5.664%, 8/1/35(c)	800,285	797,059
5.556%, 8/1/35(c)	237,949	235,040
6.017%, 9/1/35(c)	254,729	253,892
5.784%, 10/1/35(c)	420,937	419,161
5.998%, 10/1/35(c)	173,243	172,876
5.00%, 11/1/35(c)	323,660	327,277
5.521%, 1/1/36(c)	692,035	709,581
4.713%, 1/1/36(c)	561,079	561,796
5.357%, 1/1/36(c)	2,341,737	2,391,016
5.56%, 11/1/36(c)	424,646	424,885
5.448%, 12/1/36(c)	336,860	344,249
6.25%, 12/1/36(c)	189,299	189,676
3.814%, 1/1/37(c)	629,088	628,292
4.339%, 2/1/37(c)	648,182	653,470
5.35%, 4/1/37(c)	146,638	149,567
5.989%, 8/1/37(c)	58,352	58,154
4.597%, 11/1/37(c)	206,949	204,788
5.466%, 5/1/38(c)	738,634	736,964
5.456%, 5/1/38(c)	26,851,550	27,560,651
6.132%, 9/1/38(c)	90,977	90,366
5.112%, 10/1/38(c)	931,859	955,258
5.977%, 10/1/38(c)	175,969	175,281
5.221%, 10/1/38(c)	176,040	176,435
4.813%, 6/1/39(c)	92,649	93,939
6.028%, 12/1/39(c)	298,889	299,176
5.023%, 4/1/42(c)	1,344,996	1,377,016
5.92%, 9/1/42(c)	575,923	573,001
5.937%, 11/1/42(c)	1,042,674	1,064,360
7.153%, 12/1/42(c)	2,098,969	2,149,628
4.623%, 2/1/43(c)	1,132,763	1,150,841
5.935%, 2/1/43(c)	324,873	323,953
6.539%, 5/1/43(c)	690,204	703,971
5.22%, 6/1/43(c)	189,003	189,805
5.72%, 9/1/43(c)	183,626	183,017
5.81%, 9/1/43(c)	999,483	1,016,311
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 10

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
7.531%, 9/1/43(c)	$257,854	$264,431
5.745%, 10/1/43(c)	4,317,001	4,406,221
5.773%, 11/1/43 - 8/1/44(c)	5,782,140	5,889,735
7.38%, 11/1/43(c)	3,118,863	3,200,131
5.778%, 12/1/43(c)	809,375	820,873
4.05%, 2/1/44(c)	88,491	88,302
4.234%, 2/1/44(c)	1,298,692	1,320,471
3.946%, 2/1/44(c)	1,115,118	1,131,777
4.338%, 4/1/44(c)	1,358,225	1,378,272
4.186%, 4/1/44(c)	529,955	528,613
4.638%, 4/1/44(c)	1,149,523	1,169,017
3.645%, 4/1/44(c)	3,134,344	3,205,182
5.335%, 4/1/44(c)	3,760,811	3,834,289
4.611%, 5/1/44(c)	1,392,594	1,416,098
4.476%, 5/1/44(c)	5,150,397	5,249,925
5.733%, 7/1/44(c)	412,052	414,336
5.565%, 7/1/44(c)	1,576,392	1,609,753
5.552%, 7/1/44(c)	1,884,268	1,922,120
5.84%, 7/1/44 - 9/1/44(c)	2,721,406	2,768,805
5.83%, 7/1/44 - 12/1/44(c)	10,236,615	10,415,552
5.756%, 8/1/44(c)	1,442,063	1,472,328
5.902%, 9/1/44(c)	1,446,730	1,480,047
5.442%, 9/1/44(c)	3,363,226	3,435,503
5.818%, 10/1/44(c)	2,285,420	2,328,263
5.816%, 10/1/44(c)	660,869	664,736
5.827%, 10/1/44(c)	1,913,444	1,944,242
5.825%, 10/1/44(c)	4,063,914	4,142,938
5.804%, 10/1/44(c)	1,475,998	1,503,569
5.863%, 10/1/44(c)	1,152,455	1,175,764
5.85%, 10/1/44 - 11/1/44(c)	6,833,427	6,965,791
5.82%, 10/1/44(c)	588,854	586,874
5.822%, 11/1/44(c)	1,638,972	1,668,630
5.817%, 11/1/44(c)	2,844,725	2,886,843
5.812%, 11/1/44(c)	3,247,977	3,295,904
5.946%, 11/1/44(c)	567,246	567,813
5.587%, 12/1/44(c)	2,891,980	2,941,213
3.83%, 12/1/44(c)	352,199	358,146
4.474%, 12/1/44(c)	461,326	469,329
5.212%, 12/1/44(c)	1,306,050	1,329,725
3.84%, 12/1/44(c)	716,542	717,426
4.509%, 1/1/45(c)	1,287,551	1,309,705
4.718%, 2/1/45(c)	1,861,391	1,886,646
3.018%, 3/1/45(c)	21,452,997	21,845,767
4.09%, 3/1/45(c)	1,156,726	1,173,354
4.206%, 4/1/45(c)	6,077,145	6,203,835
4.737%, 4/1/45(c)	739,832	740,800
6.162%, 8/1/45(c)	1,307,592	1,334,724
5.55%, 8/1/45(c)	1,244,730	1,270,745
7.162%, 10/1/45(c)	2,733,232	2,801,637
6.998%, 11/1/45(c)	2,224,670	2,278,814
6.985%, 3/1/46 - 4/1/46(c)	583,465	576,117
4.777%, 4/1/46(c)	6,231,923	6,341,687
7.006%, 4/1/46(c)	1,493,868	1,530,143
7.234%, 4/1/46(c)	251,502	252,878
7.11%, 4/1/46(c)	532,117	541,405
4.765%, 5/1/46(c)	1,102,539	1,122,999
6.944%, 6/1/46(c)	352,129	360,616
6.84%, 6/1/46(c)	367,964	368,750
6.971%, 7/1/46(c)	398,465	407,960
6.529%, 12/1/46(c)	1,445,489	1,481,210
2.963%, 6/1/47(c)	2,334,707	2,352,460
3.14%, 6/1/47(c)	3,170,794	3,196,761
3.146%, 7/1/47 - 8/1/47(c)	5,304,098	5,333,855
3.111%, 7/1/47(c)	1,014,138	1,021,236

	Par Value	Value
2.947%, 8/1/47(c)	$865,972	$868,017
3.216%, 8/1/47(c)	1,406,769	1,412,524
6.524%, 8/1/47(c)	2,474,962	2,522,277
3.098%, 10/1/47(c)	381,103	374,212
2.861%, 10/1/47(c)	1,354,364	1,357,395
2.881%, 11/1/47(c)	853,021	843,816
2.938%, 11/1/47(c)	2,035,647	2,024,518
3.227%, 1/1/48(c)	279,274	275,998
3.16%, 1/1/48(c)	813,472	805,336
3.26%, 3/1/48(c)	1,981,499	1,930,933
3.097%, 4/1/48(c)	1,015,918	1,000,430
3.141%, 5/1/48(c)	11,821,762	11,631,002
3.445%, 8/1/48(c)	982,617	960,819
3.333%, 10/1/48(c)	1,658,950	1,623,890
3.651%, 11/1/48(c)	1,323,934	1,301,435
3.321%, 4/1/49(c)	1,448,431	1,408,807
3.706%, 8/1/49(c)	6,286,604	6,151,984
3.623%, 8/1/49(c)	11,857,260	11,327,118
3.612%, 8/1/49(c)	2,812,638	2,748,362
3.345%, 9/1/49(c)	9,807,244	9,256,131
3.436%, 9/1/49(c)	14,782,862	14,366,882
3.353%, 10/1/49(c)	1,696,291	1,638,910
2.673%, 1/1/50(c)	2,603,647	2,458,902
2.166%, 12/1/50(c)	24,822,691	21,990,021
2.045%, 5/1/52(c)	153,494,877	133,724,684
4.515%, 7/1/53(c)	38,470,657	37,332,092
Freddie Mac, Hybrid ARM
6.029%, 9/1/33(c)	1,244,432	1,259,787
4.375%, 2/1/34(c)	933,304	953,538
6.019%, 8/1/34(c)	213,930	219,198
6.375%, 11/1/34(c)	453,764	455,966
3.913%, 1/1/35(c)	83,831	83,630
4.475%, 2/1/35(c)	258,277	263,976
4.765%, 3/1/35(c)	254,902	260,157
5.125%, 4/1/35(c)	73,904	73,692
5.823%, 8/1/35(c)	286,229	288,972
6.12%, 8/1/35(c)	637,872	640,796
6.083%, 9/1/35(c)	368,457	367,362
5.875%, 10/1/35 - 11/1/44(c)	2,486,457	2,521,206
5.221%, 1/1/36(c)	716,018	731,383
5.005%, 1/1/36(c)	612,578	614,827
5.425%, 1/1/36(c)	318,669	324,078
5.143%, 4/1/36(c)	719,456	734,637
5.094%, 8/1/36(c)	505,456	505,343
5.965%, 12/1/36(c)	286,936	287,957
4.064%, 1/1/37(c)	392,051	391,407
3.989%, 3/1/37(c)	543,486	540,202
4.978%, 4/1/37(c)	397,013	391,126
4.814%, 4/1/37(c)	378,108	384,626
5.00%, 5/1/37(c)	128,346	126,572
5.695%, 7/1/37(c)	1,202,052	1,227,276
4.374%, 1/1/38(c)	127,803	127,592
5.57%, 2/1/38(c)	178,286	177,265
5.077%, 4/1/38(c)	589,196	582,990
4.925%, 4/1/38(c)	1,137,924	1,169,653
5.309%, 5/1/38(c)	118,527	117,328
5.44%, 6/1/38(c)	408,101	408,025
5.796%, 10/1/38(c)	94,570	93,890
5.801%, 10/1/38(c)	783,840	788,773
5.394%, 11/1/39(c)	363,462	364,080
6.113%, 7/1/43(c)	263,437	264,982
5.059%, 8/1/43(c)	3,594,451	3,626,407
5.89%, 10/1/43(c)	304,081	309,566
5.291%, 1/1/44(c)	938,023	947,602
PAGE 11 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
4.254%, 1/1/44(c)	$935,452	$942,446
3.96%, 2/1/44(c)	2,230,519	2,261,550
4.21%, 4/1/44(c)	696,982	709,664
4.414%, 4/1/44(c)	736,909	742,801
4.566%, 5/1/44(c)	18,148,592	18,463,107
5.19%, 6/1/44 - 12/1/44(c)	5,794,634	5,879,950
5.372%, 6/1/44(c)	890,483	905,400
5.783%, 7/1/44(c)	841,686	845,746
5.88%, 7/1/44 - 12/1/44(c)	10,830,159	10,987,227
5.87%, 8/1/44 - 12/1/44(c)	9,209,780	9,328,183
4.851%, 8/1/44(c)	1,443,619	1,464,934
5.86%, 8/1/44 - 11/1/44(c)	6,301,044	6,399,903
5.873%, 9/1/44(c)	717,267	729,223
5.765%, 11/1/44(c)	905,586	920,555
5.866%, 11/1/44(c)	1,462,316	1,481,742
5.85%, 11/1/44 - 11/1/44(c)	6,232,388	6,309,783
5.863%, 11/1/44(c)	4,044,331	4,109,450
5.151%, 12/1/44(c)	3,175,143	3,218,826
5.439%, 12/1/44(c)	2,126,188	2,154,377
4.111%, 1/1/45(c)	2,468,045	2,493,809
4.859%, 1/1/45(c)	993,389	1,006,894
4.491%, 1/1/45(c)	1,523,821	1,544,324
3.979%, 1/1/45(c)	1,217,290	1,237,356
5.468%, 1/1/45(c)	2,767,334	2,812,154
4.017%, 2/1/45(c)	1,813,550	1,843,430
4.864%, 4/1/45(c)	1,465,258	1,491,502
4.559%, 5/1/45(c)	4,430,059	4,487,792
5.781%, 6/1/45(c)	654,227	666,567
6.154%, 8/1/45(c)	4,836,354	4,918,615
5.287%, 8/1/45(c)	549,288	548,468
6.18%, 8/1/45(c)	1,309,807	1,332,505
6.526%, 9/1/45(c)	1,354,732	1,372,198
6.626%, 5/1/46(c)	1,467,525	1,495,967
6.341%, 5/1/46(c)	20,100,141	20,357,967
6.879%, 7/1/46(c)	2,426,931	2,477,365
7.138%, 9/1/46(c)	5,014,629	5,125,844
3.096%, 6/1/47(c)	1,093,926	1,095,994
3.134%, 8/1/47(c)	676,075	668,852
3.078%, 10/1/47(c)	857,843	847,889
3.38%, 11/1/47(c)	137,992	135,974
3.603%, 2/1/49(c)	2,809,257	2,737,218
2.173%, 11/1/50(c)	68,259,595	60,231,668
1.855%, 8/1/51(c)	208,167,198	187,342,953
1.978%, 4/1/52(c)	100,503,045	86,528,896
2.308%, 5/1/52(c)	34,820,506	30,564,816
2.023%, 5/1/52(c)	99,162,139	85,836,274
3.32%, 6/1/52(c)	14,317,782	13,135,416
4.075%, 9/1/52(c)	32,108,904	30,579,171
4.215%, 9/1/52(c)	47,697,700	46,130,124
4.522%, 4/1/53(c)	50,638,018	49,006,379
4.543%, 6/1/53(c)	33,980,300	32,915,286
4.627%, 8/1/53(c)	26,045,577	25,313,366
4.799%, 8/1/53(c)	35,824,327	35,071,930
Freddie Mac Gold, 15 Year
5.50%, 12/1/24	20	21
4.50%, 3/1/25 - 6/1/26	335,632	334,129
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	312,568	320,640
4.50%, 5/1/30 - 1/1/34	25,795,971	25,666,209
4.00%, 9/1/31 - 10/1/35	132,043,834	129,405,732
3.50%, 7/1/35 - 1/1/36	47,337,222	45,457,064
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	818,074	844,968
6.50%, 12/1/32 - 10/1/38	3,423,394	3,574,013

	Par Value	Value
6.00%, 12/1/33 - 2/1/39	$5,390,349	$5,630,099
5.50%, 3/1/34 - 12/1/38	16,558,051	17,074,864
4.50%, 3/1/39 - 10/1/47	341,047,498	339,086,177
4.00%, 11/1/45 - 11/1/47	81,352,128	78,504,230
3.50%, 2/1/48	33,705,540	30,791,800
Freddie Mac Pool, 20 Year
2.50%, 10/1/41 - 3/1/42	116,680,467	103,404,978
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	3,853	4,105
4.50%, 7/1/42	3,171,122	3,167,025
2.50%, 5/1/50 - 5/1/52	1,389,098,333	1,195,311,072
2.00%, 6/1/50 - 12/1/50	1,366,712,150	1,133,350,475
2.00%, 10/1/50	472,314,826	393,979,702
2.50%, 11/1/50	294,466,982	253,948,799
2.00%, 12/1/50	566,314,518	471,184,400
2.00%, 12/1/50	665,549,720	553,750,778
3.00%, 1/1/52	215,813,340	192,543,452
3.50%, 3/1/52 - 8/1/53	1,404,240,368	1,294,255,991
2.50%, 5/1/52	467,543,832	399,882,314
3.50%, 5/1/52	1,397,927,115	1,282,605,998
3.50%, 7/1/52	472,782,745	433,780,102
3.50%, 9/1/52	542,110,387	497,148,781
3.50%, 10/1/52	300,753,794	275,879,064
Ginnie Mae, 20 Year
4.00%, 1/20/35	2,108,266	2,062,414
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 5/15/25	2,943	2,939
7.00%, 5/15/28	18,315	18,387
		24,120,924,469
		28,781,489,148
		32,771,548,708
Corporate: 34.9%
Financials: 14.7%
Bank of America Corp.
4.20%, 8/26/24	161,245,000	159,732,414
4.25%, 10/22/26	160,849,000	157,924,041
6.204%, 11/10/28(d)	43,160,000	45,021,956
3.419%, 12/20/28(d)	6,195,000	5,835,249
2.496%, 2/13/31(d)	76,530,000	65,717,583
2.572%, 10/20/32(d)	19,536,000	16,196,746
5.015%, 7/22/33(d)	16,675,000	16,495,423
5.288%, 4/25/34(d)	24,950,000	25,007,418
3.846%, 3/8/37(d)	422,761,000	371,186,661
Barclays PLC (United Kingdom)
5.20%, 5/12/26	55,538,000	55,177,947
5.304%, 8/9/26(d)	12,500,000	12,448,202
5.829%, 5/9/27(d)	133,720,000	134,915,787
4.836%, 5/9/28	100,714,000	98,341,244
5.501%, 8/9/28(d)	64,325,000	64,622,935
6.49%, 9/13/29(d)	73,850,000	76,890,404
5.088%, 6/20/30(d)	56,257,000	54,466,485
7.437%, 11/2/33(d)	10,000,000	11,197,238
6.224%, 5/9/34(d)	32,625,000	33,837,869
7.119%, 6/27/34(d)	74,766,000	79,679,981
BNP Paribas SA (France)
4.25%, 10/15/24	377,141,000	372,801,231
4.375%, 9/28/25(b)	94,549,000	92,457,560
4.375%, 5/12/26(b)	133,239,000	129,758,050
4.625%, 3/13/27(b)	276,865,000	271,132,734
Boston Properties, Inc.
3.80%, 2/1/24	63,259,000	63,139,521
3.20%, 1/15/25	46,540,000	45,238,023
3.65%, 2/1/26	28,585,000	27,512,403
6.75%, 12/1/27	28,785,000	30,139,238
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 12

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
4.50%, 12/1/28	$87,774,000	$83,597,213
2.90%, 3/15/30	38,169,000	32,679,150
3.25%, 1/30/31	131,998,000	113,251,905
6.50%, 1/15/34	111,453,000	117,553,750
Capital One Financial Corp.
3.75%, 4/24/24	14,490,000	14,390,157
3.20%, 2/5/25	45,346,000	44,256,517
4.20%, 10/29/25	136,372,000	133,693,524
2.636%, 3/3/26(d)	36,715,000	35,179,796
3.75%, 7/28/26	11,860,000	11,357,811
4.927%, 5/10/28(d)	92,120,000	90,534,157
6.312%, 6/8/29(d)	68,030,000	69,792,655
7.624%, 10/30/31(d)	44,378,000	48,766,381
5.268%, 5/10/33(d)	94,645,000	92,868,907
6.377%, 6/8/34(d)	69,872,000	71,912,095
Citigroup, Inc.
4.00%, 8/5/24	30,925,000	30,584,279
4.45%, 9/29/27	46,104,000	45,044,011
4.412%, 3/31/31(d)	88,675,000	84,812,802
6.625%, 6/15/32	1,650,000	1,795,635
3.785%, 3/17/33(d)	136,430,000	122,697,914
6.174%, 5/25/34(d)	95,775,000	99,105,599
United States 90 Day Average SOFR
+6.63%, 12.022%, 10/30/40(e)	422,596,200	486,154,668
HSBC Holdings PLC (United Kingdom)
.976%, 5/24/25(d)	154,954,000	151,803,799
4.30%, 3/8/26	94,285,000	92,701,714
5.21%, 8/11/28(d)	20,125,000	20,107,292
4.95%, 3/31/30	66,043,000	65,482,498
2.848%, 6/4/31(d)	105,055,000	90,335,000
2.357%, 8/18/31(d)	32,125,000	26,605,116
4.762%, 3/29/33(d)	222,457,000	207,205,933
8.113%, 11/3/33(d)	165,881,000	191,690,861
6.547%, 6/20/34(d)	46,314,000	48,404,546
7.399%, 11/13/34(d)	36,050,000	39,545,723
6.50%, 5/2/36	223,062,000	236,693,114
6.50%, 9/15/37	188,637,000	204,179,265
6.80%, 6/1/38	10,598,000	11,668,580
JPMorgan Chase & Co.
4.125%, 12/15/26	116,002,000	113,704,664
4.25%, 10/1/27	130,565,000	129,140,439
8.75%, 9/1/30(e)	81,457,000	97,729,043
2.739%, 10/15/30(d)	9,930,000	8,829,000
4.493%, 3/24/31(d)	364,140,000	355,035,976
2.522%, 4/22/31(d)	67,340,000	58,231,387
2.956%, 5/13/31(d)	168,863,000	148,392,351
4.586%, 4/26/33(d)	48,290,000	46,655,162
5.717%, 9/14/33(d)	156,481,000	161,910,837
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	215,702,000	213,104,825
4.582%, 12/10/25	65,106,000	63,715,627
4.65%, 3/24/26	92,116,000	90,319,981
3.75%, 3/18/28(d)	103,445,000	98,995,519
7.953%, 11/15/33(d)	154,411,000	176,506,456
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	21,880,000	21,771,511
1.642%, 6/14/27(d)	250,837,000	229,036,731
5.808%, 9/13/29(d)	156,045,000	159,976,067
6.016%, 3/2/34(d)	70,810,000	74,348,220
3.032%, 11/28/35(d)	30,731,000	25,490,758
The Charles Schwab Corp.
5.643%, 5/19/29(d)	59,810,000	61,353,950

	Par Value	Value
6.196%, 11/17/29(d)	$113,975,000	$119,519,577
5.853%, 5/19/34(d)	35,945,000	37,104,287
6.136%, 8/24/34(d)	69,155,000	72,894,591
The Goldman Sachs Group, Inc.
3.615%, 3/15/28(d)	345,110,000	331,007,218
UBS Group AG (Switzerland)
6.327%, 12/22/27(b)(d)	46,075,000	47,486,974
6.246%, 9/22/29(b)(d)	20,375,000	21,254,184
6.537%, 8/12/33(b)(d)	32,787,000	34,988,869
5.959%, 1/12/34(b)(d)	326,452,000	337,593,222
6.301%, 9/22/34(b)(d)	68,550,000	72,568,615
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(d)	308,401,000	317,062,544
5.459%, 6/30/35(b)(d)	179,971,000	169,258,730
Unum Group
7.25%, 3/15/28	18,654,000	19,861,411
6.75%, 12/15/28	8,052,000	8,423,278
Wells Fargo & Co.
4.10%, 6/3/26	128,615,000	125,786,139
4.30%, 7/22/27	157,500,000	154,153,350
2.879%, 10/30/30(d)	46,575,000	41,403,414
2.572%, 2/11/31(d)	43,615,000	37,688,603
3.35%, 3/2/33(d)	17,184,000	15,008,786
4.897%, 7/25/33(d)	104,909,000	102,199,686
5.389%, 4/24/34(d)	64,705,000	64,986,073
5.013%, 4/4/51(d)	83,742,000	79,654,297
		10,277,479,062
Industrials: 17.6%
AT&T, Inc.
2.75%, 6/1/31	113,627,000	99,614,132
2.55%, 12/1/33	63,112,000	51,437,608
4.50%, 3/9/48	46,000,000	40,126,490
3.80%, 12/1/57	151,111,000	112,327,230
3.65%, 9/15/59	260,894,000	186,980,697
Bayer AG (Germany)
4.25%, 12/15/25(b)	44,030,000	42,905,582
4.375%, 12/15/28(b)	4,485,000	4,261,827
6.25%, 1/21/29(b)	70,500,000	72,068,490
6.375%, 11/21/30(b)	86,625,000	89,124,921
6.50%, 11/21/33(b)	127,000,000	131,243,840
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	62,934,000	56,312,436
6.343%, 8/2/30	36,270,000	38,079,999
2.726%, 3/25/31	71,535,000	59,990,728
4.742%, 3/16/32	278,990,000	267,637,721
7.75%, 10/19/32	39,620,000	44,726,075
6.421%, 8/2/33	71,910,000	75,238,833
4.39%, 8/15/37	15,384,000	12,881,494
3.734%, 9/25/40	21,980,000	16,157,615
7.079%, 8/2/43	38,770,000	41,167,456
4.54%, 8/15/47	29,436,000	22,598,866
3.984%, 9/25/50	99,308,000	69,890,999
5.65%, 3/16/52	53,415,000	48,214,622
Burlington Northern Santa Fe LLC(f)
5.72%, 1/15/24	996,747	996,389
5.629%, 4/1/24	513,446	511,674
5.342%, 4/1/24	172,755	172,483
5.996%, 4/1/24	5,715,536	5,716,551
3.442%, 6/16/28(b)	61,045,619	58,355,216
Cemex SAB de CV (Mexico)
5.45%, 11/19/29(b)	72,517,000	71,507,991
5.20%, 9/17/30(b)	215,257,000	207,409,117
PAGE 13 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
3.875%, 7/11/31(b)	$96,625,000	$86,418,115
Charter Communications, Inc.
4.908%, 7/23/25	107,800,000	106,775,189
4.50%, 5/1/32	107,005,000	91,645,984
4.40%, 4/1/33	40,540,000	37,413,686
4.50%, 6/1/33(b)	227,115,000	192,170,564
4.25%, 1/15/34(b)	91,815,000	74,611,348
6.55%, 5/1/37	45,633,000	44,960,767
6.75%, 6/15/39	122,177,000	121,178,394
6.484%, 10/23/45	499,117,000	490,439,217
5.375%, 5/1/47	59,210,000	50,318,002
5.75%, 4/1/48	234,600,000	208,202,449
4.80%, 3/1/50	14,875,000	11,514,322
5.25%, 4/1/53	155,965,000	130,627,650
Cox Enterprises, Inc.
3.85%, 2/1/25(b)	218,070,000	214,376,620
3.35%, 9/15/26(b)	160,316,000	153,873,352
3.50%, 8/15/27(b)	32,437,000	30,866,195
5.45%, 9/15/28(b)	41,340,000	42,194,445
1.80%, 10/1/30(b)	12,069,000	9,813,264
5.70%, 6/15/33(b)	30,560,000	31,788,806
CRH PLC
3.875%, 5/18/25(b)	61,144,000	59,809,873
CVS Health Corp.
4.30%, 3/25/28	32,925,000	32,366,850
3.75%, 4/1/30	72,899,000	68,576,284
4.125%, 4/1/40	56,970,000	48,918,859
Dell Technologies, Inc.
6.02%, 6/15/26	15,261,000	15,621,303
6.10%, 7/15/27	37,430,000	38,904,291
Dillard's, Inc.
7.75%, 7/15/26	20,761,000	21,580,166
7.75%, 5/15/27	13,038,000	13,605,897
7.00%, 12/1/28	27,885,000	28,937,641
Dow, Inc.
7.375%, 11/1/29	29,552,000	33,367,484
9.40%, 5/15/39	76,090,000	105,825,529
5.25%, 11/15/41	23,974,000	23,519,913
Elanco Animal Health, Inc.
6.65%, 8/28/28	118,047,000	122,319,121
Ford Motor Credit Co. LLC(f)
3.81%, 1/9/24	43,414,000	43,394,294
4.063%, 11/1/24	139,430,000	136,980,478
5.125%, 6/16/25	61,494,000	60,686,976
4.134%, 8/4/25	39,675,000	38,561,989
3.375%, 11/13/25	219,485,000	210,027,780
4.389%, 1/8/26	31,215,000	30,353,267
6.95%, 3/6/26	18,575,000	19,029,229
4.542%, 8/1/26	22,235,000	21,530,350
2.70%, 8/10/26	225,556,000	208,907,177
4.95%, 5/28/27	63,225,000	61,679,019
7.35%, 11/4/27	73,750,000	77,772,976
6.80%, 5/12/28	167,600,000	175,049,887
GE HealthCare Technologies, Inc.
5.857%, 3/15/30	16,550,000	17,384,129
5.905%, 11/22/32	148,655,000	158,566,605
HCA Healthcare, Inc.
5.25%, 6/15/26	10,982,000	11,035,539
3.125%, 3/15/27	40,779,000	38,655,813
4.125%, 6/15/29	88,344,000	84,467,384
3.625%, 3/15/32	24,187,000	21,627,403
5.125%, 6/15/39	8,038,000	7,659,467
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(b)	596,702,000	586,015,318

	Par Value	Value
3.50%, 7/26/26(b)	$2,150,000	$2,050,954
6.125%, 7/27/27(b)	83,200,000	85,432,218
3.875%, 7/26/29(b)	242,535,000	226,269,652
Kinder Morgan, Inc.
4.80%, 2/1/33	25,505,000	24,545,315
6.50%, 2/1/37	50,251,000	52,855,805
6.95%, 1/15/38	106,744,000	117,147,517
6.50%, 9/1/39	71,676,000	75,242,531
5.00%, 8/15/42	76,351,000	68,725,165
5.50%, 3/1/44	81,284,000	76,876,433
5.20%, 3/1/48	21,202,000	19,350,838
Macy's, Inc.
6.70%, 7/15/34(b)	55,075,000	46,703,600
4.50%, 12/15/34	11,907,000	9,649,334
Microchip Technology, Inc.
.983%, 9/1/24	22,110,000	21,422,536
Nordstrom, Inc.
6.95%, 3/15/28	19,867,000	20,165,005
Occidental Petroleum Corp.
2.90%, 8/15/24	209,466,000	205,915,551
Philip Morris International, Inc.
5.625%, 11/17/29	28,945,000	30,351,896
5.75%, 11/17/32	33,675,000	35,340,599
5.375%, 2/15/33	78,468,000	80,484,993
Prosus NV(f) (China)
3.257%, 1/19/27(b)	7,825,000	7,228,923
4.85%, 7/6/27(b)	195,068,000	187,959,722
3.68%, 1/21/30(b)	209,977,000	183,785,254
3.061%, 7/13/31(b)	530,363,000	428,387,316
4.193%, 1/19/32(b)	99,455,000	85,786,726
4.027%, 8/3/50(b)	22,380,000	14,683,315
3.832%, 2/8/51(b)	13,635,000	8,563,718
4.987%, 1/19/52(b)	362,396,000	272,382,773
RTX Corp.
6.00%, 3/15/31	56,290,000	59,965,331
6.10%, 3/15/34	61,780,000	67,046,434
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	269,561,000	254,149,731
5.875%, 8/15/76(d)(e)	240,538,000	227,375,272
5.30%, 3/15/77(d)(e)	308,347,000	274,031,062
5.50%, 9/15/79(d)(e)	197,661,000	168,601,018
5.60%, 3/7/82(d)(e)	72,475,000	60,715,460
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	407,854,000	405,956,949
7.20%, 7/18/36	69,823,000	70,090,003
7.721%, 6/4/38	174,667,000	177,870,567
The Cigna Group
4.125%, 11/15/25	46,975,000	46,380,436
7.875%, 5/15/27	26,538,000	28,930,370
4.375%, 10/15/28	64,121,000	63,604,455
The Walt Disney Co.
6.65%, 11/15/37	75,207,000	88,331,755
T-Mobile U.S., Inc.
2.25%, 2/15/26	109,745,000	103,992,222
3.375%, 4/15/29	111,350,000	103,455,641
3.875%, 4/15/30	185,922,000	176,310,152
2.55%, 2/15/31	18,555,000	15,981,687
3.50%, 4/15/31	111,335,000	101,781,310
5.20%, 1/15/33	27,200,000	27,882,382
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	152,610,000	148,031,700
5.25%, 6/6/29(b)	50,542,000	47,554,968
Union Pacific Corp.
5.082%, 1/2/29	1,308,194	1,314,413
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 14

Portfolio of Investments  December 31, 2023
Debt Securities (continued)
	Par Value	Value
5.866%, 7/2/30	$10,343,695	$10,627,310
6.176%, 1/2/31	11,479,887	11,992,352
Verizon Communications, Inc.
2.55%, 3/21/31	13,535,000	11,670,537
4.272%, 1/15/36	86,848,000	81,773,460
3.55%, 3/22/51	8,050,000	6,202,504
VMware, Inc.
1.40%, 8/15/26	83,335,000	76,225,125
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	244,190,000	251,760,867
Zoetis, Inc.
4.50%, 11/13/25	101,129,000	100,546,991
		12,337,043,895
Utilities: 2.6%
American Electric Power Co., Inc.
5.699%, 8/15/25	81,965,000	82,503,193
Dominion Energy
1.45%, 4/15/26	30,645,000	28,405,548
3.375%, 4/1/30	23,495,000	21,629,935
5.75%, 10/1/54(d)(e)	240,423,000	236,134,791
Enel SPA (Italy)
5.00%, 6/15/32(b)	7,150,000	6,973,803
7.50%, 10/14/32(b)	17,497,000	19,974,128
6.80%, 9/15/37(b)	138,247,000	150,735,507
6.00%, 10/7/39(b)	160,975,000	163,585,989
NextEra Energy, Inc.
4.255%, 9/1/24	87,585,000	86,752,143
6.051%, 3/1/25	47,610,000	48,034,021
5.749%, 9/1/25	46,355,000	46,793,554
4.625%, 7/15/27	137,990,000	137,740,252
The Southern Co.
4.475%, 8/1/24	117,990,000	117,011,246
5.113%, 8/1/27	168,975,000	171,252,920
4.85%, 6/15/28	95,150,000	95,850,128
4.00%, 1/15/51(d)(e)	317,309,000	301,711,010
3.75%, 9/15/51(d)(e)	145,426,000	132,410,795
		1,847,498,963
		24,462,021,920
Total Debt Securities (Cost $71,750,362,607)		$68,737,066,815
Short-Term Investments: 2.4%
	Par Value/ Shares	Value
Repurchase Agreements: 2.0%
Fixed Income Clearing Corporation(g) 5.31%, dated 12/29/23, due 1/2/24, maturity value $1,200,708,000	$1,200,000,000	$1,200,000,000
Fixed Income Clearing Corporation(g) 2.70%, dated 12/29/23, due 1/2/24, maturity value $226,891,047	226,823,000	226,823,000
		1,426,823,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	281,352,149	$281,352,149
Total Short-Term Investments (Cost $1,708,175,149)		$1,708,175,149
Total Investments In Securities (Cost $73,458,537,756)	100.4%	$70,445,241,964
Other Assets Less Liabilities	(0.4)%	(289,351,011)
Net Assets	100.0%	$70,155,890,953
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(g)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-5.00%, 10/31/25-2/15/32. U.S. Treasury Inflation Indexed Notes 0.125%, 11/15/32. Total collateral value is $1,451,024,919.
*	Rounds to 0.0%.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
USD United States Dollar
PAGE 15 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Long Position	12,834	3/19/24	$1,448,838,281	$46,884,470
Ultra Long-Term U.S. Treasury Bond— Long Position	7,105	3/19/24	949,183,594	85,638,043
				$132,522,513
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 16

Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value (cost $73,458,537,756)	$70,445,241,964
Deposits with broker for futures contracts	72,744,250
Receivable for investments sold	5,126,427
Receivable for Fund shares sold	159,485,904
Dividends and interest receivable	591,092,744
Expense reimbursement receivable	281,739
Prepaid expenses and other assets	120,333
71,274,093,361
Liabilities:
Cash received as collateral for delayed delivery securities	2,430,000
Payable for variation margin for futures contracts	3,774,666
Payable for investments purchased	757,922,499
Payable for Fund shares redeemed	329,493,492
Management fees payable	23,022,999
Accrued expenses	1,558,752
1,118,202,408
Net Assets	$70,155,890,953
Net Assets Consist of:
Paid in capital	$75,221,938,988
Accumulated loss	(5,066,048,035)
$70,155,890,953
Class I
Total net assets	$60,604,336,970
Shares outstanding (par value $0.01 each, unlimited shares authorized)	4,800,876,588
Net asset value per share	$12.62
Class X
Total net assets	$9,551,553,983
Shares outstanding (par value $0.01 each, unlimited shares authorized)	756,108,682
Net asset value per share	$12.63

Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends	$48,829,330
Interest	2,797,374,243
2,846,203,573
Expenses:
Investment advisory fees	191,662,339
Administrative services fees
Class I	56,657,861
Class X	3,614,793
Custody and fund accounting fees	780,806
Professional services	296,220
Shareholder reports	1,400,514
Registration fees	1,634,205
Trustees fees	414,286
Miscellaneous	803,002
Total expenses	257,264,026
Expenses reimbursed by investment manager	(2,108,221)
Net expenses	255,155,805
Net Investment Income	2,591,047,768
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	(605,058,426)
Futures contracts	88,593,934
Net change in unrealized appreciation/depreciation
Investments in securities	2,586,556,197
Futures contracts	132,522,513
Net realized and unrealized gain	2,202,614,218
Net Change in Net Assets From Operations	$4,793,661,986

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$2,591,047,768	$1,696,730,460
Net realized gain (loss)	(516,464,492)	(1,643,000,504)
Net change in unrealized appreciation/depreciation	2,719,078,710	(7,671,529,841)
	4,793,661,986	(7,617,799,885)
Distributions to Shareholders:
Class I	(2,257,462,580)	(1,595,784,153)
Class X	(311,535,114)	(61,112,262)
Total distributions	(2,568,997,694)	(1,656,896,415)
Fund Share Transactions:
Class I
Proceeds from sales of shares	18,984,687,474	14,160,294,176
Reinvestment of distributions	1,937,927,900	1,350,893,039
Cost of shares redeemed	(15,818,674,838)	(24,610,745,173)
Class X
Proceeds from sales of shares	5,832,500,925	4,768,983,317
Reinvestment of distributions	298,488,246	57,313,700
Cost of shares redeemed	(1,368,489,628)	(225,238,772)
Net change from Fund share transactions	9,866,440,079	(4,498,499,713)
Total change in net assets	12,091,104,371	(13,773,196,013)
Net Assets:
Beginning of year	58,064,786,582	71,837,982,595
End of year	$70,155,890,953	$58,064,786,582
Share Information:
Class I
Shares sold	1,540,304,679	1,111,446,487
Distributions reinvested	157,861,929	108,706,141
Shares redeemed	(1,287,963,859)	(1,937,824,931)
Net change in shares outstanding	410,202,749	(717,672,303)
Class X
Shares sold	472,544,610	384,282,770
Distributions reinvested	24,297,603	4,689,449
Shares redeemed	(111,430,656)	(18,275,094)
Net change in shares outstanding	385,411,557	370,697,125
PAGE 17 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual
Dodge & Cox Income Fund ◾ PAGE 18

Notes to Financial Statements
right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$8,447,500,617
Government-Related	—	3,055,995,570
Securitized	—	32,771,548,708
Corporate	—	24,462,021,920
Short-Term Investments
Repurchase Agreements	—	1,426,823,000
Money Market Fund	281,352,149	—
Total Securities	$281,352,149	$70,163,889,815
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Other Investments
Futures Contracts
Appreciation	$132,522,513	$—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Interest Rate Derivatives
Assets
Futures contracts(a)	$132,522,513
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
PAGE 19 ◾ Dodge & Cox Income Fund

Notes to Financial Statements
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Interest Rate Derivatives
Net realized gain (loss)
Futures contracts	$88,593,934
Net change in unrealized appreciation/depreciation
Futures contracts	$132,522,513
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-4%
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.30% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.33% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $2,108,221.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$2,257,462,580	$1,595,784,153
Long-term capital gain	$—	$—
Class X
Ordinary income	$311,535,114	$61,112,262
Long-term capital gain	$—	$—
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(2,052,752,241)
Net unrealized depreciation	(3,013,295,794)
Total distributable earnings	$(5,066,048,035)
[1]	Represents accumulated long-term capital loss as of December 31, 2023, which may be carried forward to offset future capital gains.
At December 31, 2023, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$73,591,060,269
Unrealized appreciation	865,606,319
Unrealized depreciation	(3,878,902,111)
Net unrealized depreciation	(3,013,295,792)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2023, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net loss of $9,978,510 attributable to the redemptions in-kind. For tax purposes, no capital loss on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Com
Dodge & Cox Income Fund ◾ PAGE 20

Notes to Financial Statements
pany, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $352,205 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,635,506,196 and $5,886,799,409, respectively. For the year ended December 31, 2023, purchases and sales of U.S. government securities aggregated $37,511,371,251 and $29,451,876,705, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference
Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 21 ◾ Dodge & Cox Income Fund

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$12.19	$14.06	$14.65	$14.03	$13.26
Income from investment operations:
Net investment income	0.50	0.34	0.27	0.35	0.44
Net realized and unrealized gain (loss)	0.42	(1.87)	(0.40)	0.96	0.84
Total from investment operations	0.92	(1.53)	(0.13)	1.31	1.28
Distributions to shareholders from:
Net investment income	(0.49)	(0.34)	(0.27)	(0.36)	(0.43)
Net realized gain	—	—	(0.19)	(0.33)	(0.08)
Total distributions	(0.49)	(0.34)	(0.46)	(0.69)	(0.51)
Net asset value, end of year	$12.62	$12.19	$14.06	$14.65	$14.03
Total return	7.69%	(10.87)%	(0.91)%	9.45%	9.73%
Ratios/supplemental data:
Net assets, end of year (millions)	$60,604	$53,542	$71,838	$69,127	$63,546
Ratio of expenses to average net assets	0.41%	0.41%	0.42%	0.42%	0.42%
Ratio of net investment income to average net assets	4.04%	2.70%	1.87%	2.43%	3.12%
Portfolio turnover rate	55%	118%	91%	94%	49%
Portfolio turnover rate excluding TBA rolls(a)	30%	34%	28%	77%	46%
Class X(b)
Net asset value, beginning of year	$12.20	$12.83
Income from investment operations:
Net investment income	0.50	0.25
Net realized and unrealized gain (loss)	0.43	(0.60)
Total from investment operations	0.93	(0.35)
Distributions to shareholders from:
Net investment income	(0.50)	(0.28)
Net realized gain	—	—
Total distributions	(0.50)	(0.28)
Net asset value, end of year	$12.63	$12.20
Total return	7.76%	(2.72)%
Ratios/supplemental data:
Net assets, end of period (millions)	$9,552	$4,523
Ratio of expenses to average net assets	0.33%	0.33%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.36%	0.36%(c)
Ratio of net investment income to average net assets	4.16%	3.53%(c)
Portfolio turnover rate	55%	118%
Portfolio turnover rate excluding TBA rolls(a)	30%	34%
(a)	See Note 1 regarding To-Be-Announced securities
(b)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Income Fund ◾ PAGE 22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 23 ◾ Dodge & Cox Income Fund

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
For shareholders that are corporations, the Fund designates 98% of its ordinary dividends paid to shareholders in 2023 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ◾ PAGE 24

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 25 ◾ Dodge & Cox Income Fund

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
December 31, 2023

Annual Report

Global Bond Fund | Class I (dodlx) | Class X (doxlx)
ESTABLISHED 2014
Important Notice:
The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Semi-Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports.
12/23 GBF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Bond Fund—Class I had a total return of 12.31% for the year ended December 31, 2023, compared to a return of 7.15% for the Bloomberg Global Aggregate Bond Index USD Hedged (Bloomberg Global Agg).1
Market Commentary
Global fixed income markets performed strongly across all sectors in 2023 as the economic environment improved. At the beginning of 2023, inflation remained elevated despite significant interest rate hikes by central banks, and market participants expected a challenging year ahead for growth. Since then, inflation has decelerated, growth has been better than expected, and many central banks are either discussing or implementing reductions in interest rates. The journey to this point has been far from smooth, as several financial institutions failed, interest rate expectations swung widely, and geopolitical stresses emerged. Our Investment Committee was able to capitalize on this volatile environment—relying on our rigorous bottom-up fundamental research and valuation discipline to identify attractive long-term investment opportunities and generate significant outperformance.
Globally, disinflation2 was the dominant market theme of the year. Global inflation reached a peak of 10.3% in October 2022, but fell to 5.5% by the end of 2023, although there continues to be divergence across countries. The United States made steady progress toward the Fed’s inflation target with core PCE3 inflation falling from a peak of 5.6% in February 2022 to 2.9% by the end of 2023. This has prompted the Fed and market participants to forecast monetary easing in 2024. Some countries are already further along easing interest rates than the United States. In Brazil, for example, where inflation returned to the target band in the spring of 2023, the central bank has already cut the policy rate by a cumulative 200 basis points4 (bp) to 11.65%. At the other end of the spectrum, the Bank of Japan continues to follow an exceptional monetary policy. In an effort to consolidate gains from government stimulus, it has remained largely accommodative through a combination of negative rates and yield curve control.
The U.S. dollar’s modest decline, about 2%5 versus other currencies, occurred amid high intra-year volatility and cross-currency dispersion. Strong performers included Fund holdings such as the Colombian peso, the Mexican peso, and the Brazilian real, which appreciated by 26%, 15%, and 9%, respectively. These currencies benefited from their inexpensive starting valuations, high real yields, credible central bank policies, and various country-specific factors. On the other hand, the Japanese yen and, to a lesser extent, several other currency holdings depreciated.
Returns for the Corporate sector were excellent in 2023. Global corporate spreads tightened from 149 bp to 115 bp in 2023, to end the year below their long-term average. As with rates and currencies, spreads followed a winding path as they rose sharply in March due to the onset of U.S. regional bank stress and the takeover of Credit Suisse. Overall, longer-duration6 and lower-rated securities performed the best and Industrials outperformed Financials. Generally, the volatile environment in 2023 was an excellent environment for active managers like ourselves.
Investment Strategy
The Global Bond Fund seeks to generate attractive risk-adjusted total returns by investing across global credit, currency, and interest rate markets. We evaluate each investment with a three- to five-year investment horizon in mind, but regularly adjust our positioning in response to changes in fundamentals and market pricing. During 2023, our active bottom-up investment process led us to trim 12 percentage points from the Fund’s credit7 weighting, lengthen the Fund’s duration by 0.9 years, and make numerous adjustments to the Fund’s currency holdings.
Rates: A Roller Coaster Year
The elevated level of yields, significant intra-year rate volatility, and improvements in the macro environment provided opportunities to lengthen the Fund’s duration by 0.9 years from 4.6 years to 5.4 years. While the United States remains the Fund’s primary source of duration exposure, we implemented the majority of our duration extensions outside of the United States, including via some markets where the Fund’s duration exposure had been negligible for many years. For example, we had previously viewed Germany’s low, and sometimes negative, yields as offering inadequate compensation for duration risk. However, with German yields rising from negative levels at the start of 2022 to nearly 3% in October 2023, we established a small duration position during the fourth quarter. We expect disinflation and weak growth to lead to declining rates in Germany over our investment horizon. Similarly, we added duration in other highly rated markets, such as New Zealand and South Korea. We believe these positions can be a source of return enhancement and diversification within the Fund’s carefully selected set of interest rate exposures.
With respect to the United States, we modestly increased duration exposure in response to the intra-year rise in yields and our expectation that GDP8 growth and core inflation will slow, creating room for the Fed to ease monetary policy and for long-term interest rates to decline.
Meanwhile, we modestly reduced duration in some emerging markets, including Indonesia and Malaysia. In the case of Indonesia, we fully exited our remaining position, which we first initiated in 2017. Over this time, improvements in inflation control, trade balances, and macroeconomic stability drove strong performance, and we concluded that the valuation was no longer compelling. In Malaysia, we swapped our longer-dated bonds into shorter-term bonds, which we believe provide more attractive compensation for potential political and fiscal risks.
Credit: A Stellar, but Sometimes Bumpy, Year
Drawing on the deep fundamental research performed by our integrated research team, we have successfully added value through security selection and dynamically sizing the Fund’s credit exposure over time. In response to credit spreads significantly tightening in 2023, we reduced the Fund’s credit exposure by 12 percentage points, nearly reversing the 13 percentage point increase in 2022. We fully sold eight credit issuers and trimmed many others, with each
PAGE 1 ◾ Dodge & Cox Global Bond Fund

decision driven by a bottom-up assessment of issuer fundamentals and valuation. The credit reductions were focused primarily on non-financial companies and some longer-duration credit securities in the portfolio, as we believe those are more vulnerable to future underperformance if spreads were to widen. While some of these holdings had been in the portfolio for many years, others had been purchased within the past year at significantly lower valuations. For example, our recent trims included Virginia Electric & Power Company 30-year debt that we had purchased in March and Colombia U.S. dollar-denominated 20-year government bonds that we had added to in May.
Intra-year credit market volatility also created opportunities to initiate new positions or add to existing holdings at attractive valuations. The failures of several regional banks and the takeover of Credit Suisse (none of which were held in the Fund) created interesting opportunities during the year to adjust our allocation to Financials. Of the 12 percentage point reduction in the Fund’s credit weight, almost none came from Financials, which underperformed Industrials during the year. In May, we started a position in Charles Schwab and added to Boston Properties and Citigroup. During the fourth quarter, we purchased a newly issued UBS Group Additional Tier 1 (AT1) security.9 We believe UBS is a highly creditworthy institution and that the 9.25% initial coupon on the AT1 security provides an attractive level of income relative to the risk of permanent loss of capital.
At year end, 48% of the Fund was invested in credit securities across a carefully selected set of issuers. We believe these holdings serve as an important source of durable yield in the portfolio and should perform well across a range of scenarios.
The proceeds from our credit trims were largely reinvested into Agency10 mortgage-backed securities (MBS), with the Fund’s securitized products weight rising nine percentage points to 19%. While they performed well during the year, we believe Agency MBS continue to offer low valuations, negligible credit risk, minimal prepayment risk, and provide an attractive incremental yield versus U.S. Treasuries and other high-quality investment alternatives.
Currency: A Continued Shift Toward Developed Markets
The Fund’s foreign currency weight of 24% remains near its highest level since 2015. While 2022 was characterized by a sizable and broad-based U.S.-dollar rally, which led us to increase the Fund’s currency exposure, the overarching theme for 2023 was moderate trade-weighted U.S. dollar weakness with heightened cross-currency dispersion. This environment provided ample opportunities to adjust the Fund’s positioning. Although the portfolio’s overall foreign currency exposure was fairly stable, over the course of the year we reduced the Fund’s exposure to emerging markets currencies by 3.3 percentage points and increased its exposure to non-U.S. developed market currencies by 2.9 percentage points, bringing this exposure to a multi-year high of 10.9%.
During the first half of 2023, we exited the Fund’s Indonesia and Poland currency exposures, as we no longer believed these currencies were as attractively valued as other alternatives, and reduced its Mexican peso position on the basis of price discipline.
Conversely, we increased the Fund’s exposure to several undervalued developed market currencies, including the Australian dollar, the Japanese yen, and the Norwegian krone. During the fourth quarter, we initiated a position in the Chilean peso, which had depreciated significantly, presenting an attractive entry point for a currency that we believe is undervalued, has a single-A country credit rating, and a credible central bank.
In Closing
We are pleased with the Fund’s strong performance, which benefited from the portfolio’s interest rate, credit, and currency positioning. Looking forward, we remain optimistic about the outlook for the Fund and its set of carefully selected positions. As always, we thank you for your continued confidence in Dodge & Cox.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2024
1.
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global
Aggregate Bond Index is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-
USD exposures.

2.	Disinflation is a temporary slowing of the pace of price inflation. The term is used to describe occasions when the inflation rate has reduced marginally over the short term.
3.
Personal consumption expenditures (PCE) measure how much consumers spend on durable and non-durable goods and services. PCE is the Federal Reserve’s preferred measure for inflation. Core PCE prices exclude food and energy prices.

4.	One basis point is equal to 1/100th of 1%.
5.	As measured by the Trade-Weighted U.S. Dollar Index, which measures the value of the United States dollar relative to other world currencies.
6.	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
7.	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg.
8.
Gross domestic product (GDP) measures the monetary value of final goods and services—those that are bought by the final user—produced in a country in a given period of time. It counts all of the output generated within the borders of a country.
GDP is composed of goods and services produced for sale in the market and also includes some non-market production, such as defense or education services provided by the government.

9.	Additional Tier 1 Bonds, also called AT1 Bonds, are capital instruments banks issue to raise their core equity base.
10.	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
Dodge & Cox Global Bond Fund ◾ PAGE 2

2023 Performance Review for the Fund's Class I Shares (unaudited)
The Fund returned 12.31% in 2023.
Key contributors included the Fund's:
◾ Starting yield and exposure to declining interest rates in the United States and other global markets;
◾ Exposure to Corporate bonds (54%*), with British American Tobacco, Telecom Italia, and Charter Communications among the strongest-performing holdings; and
◾ Exposure to local currency government bonds and government-related credits of several Latin American countries, including Brazil, Mexico, and Colombia.
Key detractors included the Fund's:
◾ Exposure to several currencies, including the Japanese yen and Malaysian ringgit.
*Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure of 20 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Bond Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on December 31, 2013

$30,000
20,000
10,000
5,000
Dodge & Cox Global Bond Fund Class I $14,193
Bloomberg Global Agg (USD Hedged) $12,695
12/31/13
12/31/15
12/31/17
12/31/19
12/31/21
12/31/23

Average Annual Total Return
For Periods Ended December 31, 2023
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Bond Fund
Class I	12.31%	0.74%	5.12%	3.56%
Class X(a)	12.48	0.78	5.15	3.58
Bloomberg Global Aggregate Bond Index (USD Hedged)	7.15	-2.11	1.40	2.41
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Bond Fund
Class I	0.45%(b)	0.52%
Class X	0.37%(b)	0.47%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Class I shares at 0.45% and the Class X shares at 0.37% until April 30, 2026.
These agreements cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other nonroutine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’
written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global Aggregate Bond Index (Bloomberg Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-USD exposures.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit: www.dodgeandcox.com/globalbondfund
Dodge & Cox Global Bond Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2023
Sector Diversification	% of Net Assets
Corporate	40.4
Government	30.4
Government-Related	6.7
Securitized	18.9
Net Cash & Other(a)	3.6
Five Largest Countries(b)(c)	% of Net Assets
United States	48.2
Latin America	14.2
Developed Europe (excluding United Kingdom)	10.6
United Kingdom	9.4
Asia Pacific (excluding Japan)	8.3
(a)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(b)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
(c)	Excludes currency and interest rate derivatives.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,066.80	$2.34	0.45%
Based on hypothetical 5% yearly return	1,000.00	1,022.94	2.29	0.45
Class X
Based on actual return	$1,000.00	$1,067.20	$1.93	0.37%
Based on hypothetical 5% yearly return	1,000.00	1,023.34	1.89	0.37
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments  December 31, 2023
Debt Securities: 96.4%
		Par Value	Value
Government: 30.4%
Brazil Government (Brazil)
10.00%, 1/1/25	BRL	26,959,000	$5,554,252
10.00%, 1/1/27	BRL	88,190,000	18,243,777
10.00%, 1/1/33	BRL	299,857,000	60,667,056
Chile Government (Chile)
4.50%, 3/1/26	CLP	10,600,000,000	11,825,303
Colombia Government (Colombia)
7.25%, 10/18/34	COP	92,700,000,000	19,641,108
Hungary Government (Hungary)
9.50%, 10/21/26	HUF	3,870,000,000	12,064,705
Japan Government (Japan)
0.10%, 12/20/24	JPY	13,190,600,000	93,667,293
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	224,550,000	49,339,411
Mexico Government (Mexico)
5.75%, 3/5/26	MXN	189,022,400	10,281,078
4.00%, 11/30/28(a)	MXN	110,993,754	6,382,419
8.00%, 11/7/47	MXN	1,129,316,800	59,423,970
New Zealand Government (New Zealand)
2.75%, 4/15/37(b)	NZD	47,200,000	24,539,213
Norway Government (Norway)
3.00%, 8/15/33(c)	NOK	724,400,000	69,705,078
Peru Government (Peru)
6.15%, 8/12/32	PEN	90,711,000	23,928,525
South Africa Government (South Africa)
8.25%, 3/31/32	ZAR	663,573,000	31,723,088
South Korea Government (South Korea)
3.375%, 6/10/32	KRW	40,116,850,000	31,443,887
3.25%, 3/10/53	KRW	7,600,000,000	6,112,388
U.S. Treasury Note/Bond (United States)
5.00%, 8/31/25	USD	20,000,000	20,184,375
4.625%, 11/15/26	USD	30,000,000	30,473,437
4.875%, 10/31/28	USD	15,000,000	15,657,422
4.00%, 7/31/30	USD	74,000,000	74,404,687
4.375%, 11/30/30	USD	75,000,000	77,121,094
3.875%, 8/15/33	USD	31,000,000	30,961,250
			783,344,816
Government-Related: 6.7%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	3,624,064	4,139,996
6.899%, 12/1/40	USD	329,903	375,433
Colombia Government International (Colombia)
4.50%, 3/15/29	USD	6,000,000	5,616,120
5.625%, 2/26/44	USD	4,850,000	4,071,642
5.00%, 6/15/45	USD	2,100,000	1,627,479
5.20%, 5/15/49	USD	3,450,000	2,693,474
Indonesia Government International (Indonesia)
1.30%, 3/23/34	EUR	8,549,000	7,384,977
Kommuninvest Cooperative Society (Sweden)
3.25%, 11/12/29(b)	SEK	243,800,000	24,797,376
New South Wales Treasury Corp (Australia)
3.00%, 5/20/27(b)	AUD	17,471,000	11,577,429
1.75%, 3/20/34(b)	AUD	61,900,000	32,355,039
Petroleo Brasileiro SA (Brazil)

		Par Value	Value
6.625%, 1/16/34	GBP	4,900,000	$5,933,496
6.90%, 3/19/49	USD	4,250,000	4,216,446
6.75%, 6/3/50	USD	3,950,000	3,866,579
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29(b)	EUR	7,600,000	6,890,732
6.70%, 2/16/32	USD	8,150,000	6,762,703
6.75%, 9/21/47	USD	2,311,000	1,512,124
7.69%, 1/23/50	USD	50,950,000	36,233,826
State of Illinois GO (United States)
5.10%, 6/1/33	USD	11,770,000	11,645,705
			171,700,576
Securitized: 18.9%
Asset-Backed: 3.2%
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.75%, 1/6/27(c)	USD	3,631,038	3,767,202
8.20%, 4/6/28(c)	USD	5,944,585	6,063,476
			9,830,678
Student Loan: 2.8%
Navient Student Loan Trust (United States)
United States 30 Day Average SOFR
+1.3640% Series 2016-5A A, 6.702%, 6/25/65(c)	USD	963,070	972,382
+1.4640% Series 2016-3A A3, 6.802%, 6/25/65(c)	USD	13,696,380	13,796,841
+1.1140% Series 2017-4A A3, 6.452%, 9/27/66(c)	USD	3,396,380	3,377,607
+0.6640% Series 2021-2A A1B, 0.70%, 2/25/70(c)	USD	5,190,503	5,076,904
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(c)	USD	1,445,000	1,391,618
Series 2020-A B, 3.16%, 11/15/68(c)	USD	2,000,000	1,711,038
SLM Student Loan Trust (United States)
United States 30 Day Average SOFR
+1.0640% Series 2012-1 A3, 6.402%, 9/25/28	USD	1,149,766	1,110,652
United States 90 Day Average SOFR
+0.3710% Series 2003-1 A5A, 5.723%, 12/15/32(c)	USD	1,785,587	1,669,620
+0.7110% Series 2003-1 A5B, 6.063%, 12/15/32(c)	USD	640,761	608,016
+0.7510% Series 2007-6 A5, 6.086%, 4/27/43	USD	6,532,956	6,277,107
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(c)	USD	390,299	376,064
Series 2018-C B, 4.00%, 11/17/42(c)	USD	1,000,000	925,226
Series 2023-C B, 6.36%, 11/15/52(c)	USD	9,000,000	9,126,370
Series 2021-A APT2, 1.07%, 1/15/53(c)	USD	3,460,904	3,028,702
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2023
Debt Securities (continued)
		Par Value	Value
Series 2023-A B, 5.88%, 1/15/53(c)	USD	7,000,000	$6,802,590
Series 2023-B B, 5.77%, 10/16/56(c)	USD	15,475,000	15,297,722
			71,548,459
			81,379,137
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(c)(d)	USD	939,706	814,811
4.492%, 11/25/55(c)(d)	USD	1,528,344	1,266,537
			2,081,348
Mortgage-Related: 15.6%
CMO & REMIC: 1.3%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	196,793	196,037
Freddie Mac (United States)
Series 4183 Z, 3.00%, 3/15/43	USD	18,705,068	16,868,060
Series 4283 EW, 4.50%, 12/15/43(d)	USD	35,474	35,062
Series 4319 MA, 4.50%, 3/15/44(d)	USD	126,726	125,099
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	105,976	101,242
Series 2014-184 GZ, 3.50%, 12/20/44	USD	10,932,180	10,033,241
United States 30 Day Average SOFR
+0.85% Series 2023-H04 FC, 6.188%, 1/20/73	USD	7,531,475	7,367,756
			34,726,497
Federal Agency Mortgage Pass-Through: 14.3%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	1,010	1,016
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	497,968	495,744
2.50% 6/1/50 - 3/1/52	USD	35,010,487	30,171,633
2.00% 9/1/50 - 1/1/51	USD	10,577,432	8,777,707
2.50%, 2/1/52	USD	29,072,013	24,878,534
2.50%, 4/1/52	USD	20,288,724	17,362,155
3.50% 4/1/52 - 5/1/53	USD	57,471,501	52,789,991
3.50%, 6/1/52	USD	18,655,316	17,279,766
3.50%, 6/1/52	USD	23,147,038	21,239,085
Fannie Mae, 40 Year (United States)
3.00%, 6/1/62	USD	24,071,503	20,628,221
Fannie Mae, Hybrid ARM (United States)
5.83% 8/1/44 - 9/1/44(d)	USD	46,330	47,243
Freddie Mac, Hybrid ARM (United States)
5.88%, 10/1/44(d)	USD	53,302	54,106
5.85%, 11/1/44(d)	USD	173,487	175,510
4.491%, 1/1/45(d)	USD	84,376	85,511
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	24,423	25,513
4.50% 8/1/44 - 7/1/47	USD	384,606	381,228
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 11/1/51	USD	39,690,419	34,210,684
3.50%, 9/1/52	USD	69,775,715	63,988,650

		Par Value	Value
3.50%, 10/1/52	USD	22,748,024	$20,866,582
3.50%, 8/1/53	USD	59,128,000	54,232,584
			367,691,463
			402,417,960
			485,878,445
Corporate: 40.4%
Financials: 15.3%
Bank of America Corp. (United States)
4.183%, 11/25/27	USD	9,050,000	8,795,141
2.572%, 10/20/32(e)	USD	2,975,000	2,466,488
6.11%, 1/29/37	USD	2,250,000	2,398,924
3.846%, 3/8/37(e)	USD	24,350,000	21,379,444
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	9,025,000	8,812,377
5.501%, 8/9/28(e)	USD	1,275,000	1,280,905
5.746%, 8/9/33(e)	USD	2,000,000	2,023,424
7.437%, 11/2/33(e)	USD	1,450,000	1,623,600
7.119%, 6/27/34(e)	USD	3,375,000	3,596,821
3.564%, 9/23/35(e)	USD	8,550,000	7,330,055
BNP Paribas SA (France)
4.375%, 9/28/25(c)	USD	3,290,000	3,217,225
4.375%, 5/12/26(c)	USD	5,675,000	5,526,737
4.625%, 3/13/27(c)	USD	7,675,000	7,516,095
2.591%, 1/20/28(c)(e)	USD	4,000,000	3,700,189
2.588%, 8/12/35(c)(e)	USD	18,396,000	15,099,591
Boston Properties, Inc. (United States)
3.65%, 2/1/26	USD	2,150,000	2,069,325
6.75%, 12/1/27	USD	3,550,000	3,717,016
3.25%, 1/30/31	USD	8,175,000	7,014,003
6.50%, 1/15/34	USD	6,875,000	7,251,326
Capital One Financial Corp. (United States)
4.927%, 5/10/28(e)	USD	4,400,000	4,324,254
6.312%, 6/8/29(e)	USD	1,475,000	1,513,217
7.624%, 10/30/31(e)	USD	3,350,000	3,681,269
5.268%, 5/10/33(e)	USD	4,450,000	4,366,492
5.817%, 2/1/34(e)	USD	6,561,000	6,529,021
6.377%, 6/8/34(e)	USD	1,500,000	1,543,796
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	8,884,000	9,668,133
3.785%, 3/17/33(e)	USD	5,050,000	4,541,702
6.174%, 5/25/34(e)	USD	10,600,000	10,968,618
United States 90 Day Average SOFR
+6.63%,12.022%, 10/30/40(f)	USD	4,162,250	4,788,252
HSBC Holdings PLC (United Kingdom)
4.762%, 3/29/33(e)	USD	7,625,000	7,102,250
8.113%, 11/3/33(e)	USD	13,225,000	15,282,713
6.547%, 6/20/34(e)	USD	13,650,000	14,266,141
6.50%, 5/2/36	USD	4,500,000	4,774,991
6.50%, 9/15/37	USD	1,100,000	1,190,632
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(b)(e)	EUR	13,150,000	13,787,532
4.493%, 3/24/31(e)	USD	2,125,000	2,071,872
2.522%, 4/22/31(e)	USD	2,000,000	1,729,474
2.956%, 5/13/31(e)	USD	8,550,000	7,513,515
5.717%, 9/14/33(e)	USD	15,400,000	15,934,375
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,173,511
4.582%, 12/10/25	USD	6,600,000	6,459,054
4.65%, 3/24/26	USD	4,200,000	4,118,111
7.953%, 11/15/33(e)	USD	8,575,000	9,802,040
PAGE 7 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2023
Debt Securities (continued)
		Par Value	Value
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	$2,636,860
1.642%, 6/14/27(e)	USD	7,135,000	6,514,896
5.808%, 9/13/29(e)	USD	4,469,000	4,581,583
3.032%, 11/28/35(e)	USD	13,325,000	11,052,824
The Charles Schwab Corp. (United States)
5.643%, 5/19/29(e)	USD	1,900,000	1,949,047
6.196%, 11/17/29(e)	USD	5,200,000	5,452,966
5.853%, 5/19/34(e)	USD	950,000	980,639
6.136%, 8/24/34(e)	USD	1,625,000	1,712,873
The Goldman Sachs Group, Inc. (United States)
3.615%, 3/15/28(e)	USD	11,800,000	11,317,798
UBS Group AG (Switzerland)
2.746%, 2/11/33(c)(e)	USD	4,100,000	3,362,921
5.959%, 1/12/34(c)(e)	USD	7,800,000	8,066,200
9.25%, 5/13/72(c)(e)(f)	USD	8,625,000	9,558,786
UniCredit SPA (Italy)
5.459%, 6/30/35(c)(e)	USD	31,700,000	29,813,146
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	3,900,000	3,817,131
2.572%, 2/11/31(e)	USD	5,100,000	4,407,013
3.35%, 3/2/33(e)	USD	6,275,000	5,480,687
4.897%, 7/25/33(e)	USD	2,800,000	2,727,689
5.389%, 4/24/34(e)	USD	5,100,000	5,122,154
5.606%, 1/15/44	USD	2,750,000	2,737,440
4.65%, 11/4/44	USD	550,000	482,904
			394,725,208
Industrials: 22.2%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	2,400,000	2,444,432
3.70%, 2/4/51	USD	14,400,000	10,131,169
AT&T, Inc. (United States)
5.25%, 3/1/37	USD	6,675,000	6,701,742
4.85%, 3/1/39	USD	6,075,000	5,812,814
Bayer AG (Germany)
3.125%, 11/12/79(b)(e)(f)	EUR	29,600,000	29,451,647
5.375%, 3/25/82(b)(e)(f)	EUR	8,700,000	9,115,639
British American Tobacco PLC (United Kingdom)
3.75%, (b)(e)(f)(g)	EUR	64,800,000	60,445,033
Cemex SAB de CV (Mexico)
5.125%, (c)(e)(f)(g)	USD	10,800,000	10,242,301
5.20%, 9/17/30(c)	USD	11,345,000	10,931,382
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	23,325,000	19,977,034
4.50%, 6/1/33(c)	USD	19,475,000	16,478,532
5.75%, 4/1/48	USD	3,650,000	3,239,296
5.25%, 4/1/53	USD	11,850,000	9,924,904
Elanco Animal Health, Inc. (United States)
6.65%, 8/28/28	USD	23,957,000	24,824,004
Ford Motor Credit Co. LLC(h) (United States)
4.063%, 11/1/24	USD	9,780,000	9,608,184
5.125%, 6/16/25	USD	8,175,000	8,067,714
4.134%, 8/4/25	USD	1,325,000	1,287,830
3.375%, 11/13/25	USD	6,000,000	5,741,471
4.389%, 1/8/26	USD	6,240,000	6,067,736
6.80%, 5/12/28	USD	8,425,000	8,799,495
Holcim, Ltd. (Switzerland)

		Par Value	Value
7.125%, 7/15/36	USD	1,150,000	$1,314,811
6.50%, 9/12/43(c)	USD	1,225,000	1,266,686
4.75%, 9/22/46(c)	USD	3,300,000	2,941,639
Imperial Brands PLC (United Kingdom)
4.875%, 6/7/32(b)	GBP	25,475,000	29,919,436
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	5,816,550
5.55%, 6/1/45	USD	9,850,000	9,474,323
5.05%, 2/15/46	USD	3,925,000	3,501,822
5.45%, 8/1/52	USD	5,000,000	4,782,132
Millicom International Cellular SA (Guatemala)
5.125%, 1/15/28(c)	USD	23,535,000	21,919,315
News Corp. (United States)
3.875%, 5/15/29(c)	USD	10,497,000	9,651,674
Occidental Petroleum Corp. (United States)
6.60%, 3/15/46	USD	10,125,000	10,962,742
Prosus NV(h) (China)
4.193%, 1/19/32(c)	USD	2,000,000	1,725,137
2.031%, 8/3/32(c)	EUR	32,475,000	27,351,278
4.027%, 8/3/50(c)	USD	11,675,000	7,659,861
3.832%, 2/8/51(c)	USD	5,634,000	3,538,540
4.987%, 1/19/52(c)	USD	13,317,000	10,009,275
QVC, Inc.(h) (United States)
4.45%, 2/15/25	USD	8,950,000	8,400,066
TC Energy Corp. (Canada)
5.625%, 5/20/75(e)(f)	USD	3,425,000	3,229,187
5.875%, 8/15/76(e)(f)	USD	5,235,000	4,948,530
5.30%, 3/15/77(e)(f)	USD	30,142,000	26,787,497
5.50%, 9/15/79(e)(f)	USD	13,530,000	11,540,829
5.60%, 3/7/82(e)(f)	USD	1,900,000	1,591,713
Telecom Italia SPA (Italy)
5.303%, 5/30/24(c)	USD	4,800,000	4,777,674
7.20%, 7/18/36	USD	18,658,000	18,729,348
7.721%, 6/4/38	USD	4,100,000	4,175,198
T-Mobile U.S., Inc. (United States)
3.50%, 4/15/31	USD	12,450,000	11,381,662
8.75%, 3/15/32	USD	15,775,000	19,470,499
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	USD	7,180,000	6,964,600
5.25%, 6/6/29(c)	USD	1,449,000	1,363,364
VMware, Inc. (United States)
1.40%, 8/15/26	USD	4,150,000	3,795,935
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(f)	USD	16,200,000	16,702,265
3.00%, 8/27/80(b)(e)(f)	EUR	14,748,000	14,554,158
4.125%, 6/4/81(e)(f)	USD	3,850,000	3,305,248
			572,845,353
Utilities: 2.9%
American Electric Power Co., Inc. (United States)
5.699%, 8/15/25	USD	19,135,000	19,260,643
Dominion Energy (United States)
5.75%, 10/1/54(e)(f)	USD	13,394,000	13,155,103
Enel SPA (Italy)
7.75%, 10/14/52(c)	USD	3,900,000	4,798,682
NextEra Energy, Inc. (United States)
6.051%, 3/1/25	USD	1,700,000	1,715,140
5.749%, 9/1/25	USD	4,375,000	4,416,391
5.00%, 7/15/32	USD	4,500,000	4,522,205
5.65%, 5/1/79(e)(f)	USD	8,075,000	7,577,180
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 8

Consolidated Portfolio of Investments  December 31, 2023
Debt Securities (continued)
		Par Value	Value
The Southern Co. (United States)
4.475%, 8/1/24	USD	1,900,000	$1,884,239
5.113%, 8/1/27	USD	4,425,000	4,484,653
3.75%, 9/15/51(e)(f)	USD	14,226,000	12,952,814
			74,767,050
			1,042,337,611
Total Debt Securities (Cost $2,523,800,288)			$2,483,261,448
Short-Term Investments: 2.7%
		Par Value/ Shares	Value
Repurchase Agreements: 2.3%
Fixed Income Clearing Corporation(i) 2.70%, dated 12/29/23, due 1/2/24, maturity value $17,731,318	USD	17,726,000	$17,726,000
Fixed Income Clearing Corporation(i) 5.31%, dated 12/29/23, due 1/2/24, maturity value $42,024,780	USD	42,000,000	42,000,000
			59,726,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	10,239,629	10,239,629
Total Short-Term Investments (Cost $69,965,629)			$69,965,629
Total Investments in Securities (Cost $2,593,765,917)		99.1%	$2,553,227,077
Other Assets Less Liabilities		0.9%	23,102,221
Net Assets		100.0%	$2,576,329,298
(a)	Inflation-linked
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(e)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(f)	Hybrid security: characteristics of both a debt and equity security.
(g)	Perpetual security: no stated maturity date.
(h)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(i)	Repurchase agreement is collateralized by U.S. Treasury Note 3.00%, 10/31/25. U.S. Treasury Inflation Indexed Note 1.125%, 1/15/33. Total collateral value is $60,920,660.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
AUD: Australian Dollar
BRL: Brazilian Real
CLP: Chilean Peso
COP: Colombian Peso
EUR: Euro
GBP: British Pound
HUF: Hungarian Forint
JPY: Japanese Yen
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
NZD: New Zealand Dollar
PEN: Peruvian Nuevo Sol
SEK: Swedish Krona
USD: United States Dollar
ZAR: South African Rand
PAGE 9 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro-Bobl— Short Position	(719)	3/7/24	$(94,677,326)	$(1,262,303)
Ultra 10 Year U.S. Treasury Note— Long Position	466	3/19/24	54,995,281	1,244,312
				$(17,991)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
COP: Colombian Peso
Barclays	1/12/24	USD	13,392,574	COP	54,106,000,000	$(544,297)
Goldman Sachs	1/12/24	COP	54,106,000,000	USD	13,379,327	557,544
Goldman Sachs	8/30/24	COP	24,000,000,000	USD	5,474,453	442,322
Barclays	12/12/24	COP	54,106,000,000	USD	12,631,259	480,603
EUR: Euro
HSBC	3/14/24	USD	1,752,377	EUR	1,614,036	(34,470)
JPMorgan	3/14/24	USD	4,192,914	EUR	3,932,582	(160,721)
Standard Chartered	3/14/24	USD	72,261,137	EUR	66,578,974	(1,446,300)
HSBC	6/13/24	USD	5,308,945	EUR	4,900,000	(136,036)
Morgan Stanley	6/13/24	USD	32,118,093	EUR	29,641,567	(820,230)
GBP: British Pound
JPMorgan	3/14/24	USD	20,799,734	GBP	16,590,331	(354,660)
Citibank	6/13/24	USD	2,548,830	GBP	2,000,000	(1,468)
Morgan Stanley	6/13/24	USD	13,410,276	GBP	10,670,804	(196,592)
NOK: Norwegian Krone
HSBC	10/31/24	USD	2,063,079	NOK	22,801,534	(192,820)
HSBC	10/31/24	USD	3,096,992	NOK	34,335,345	(300,018)
NZD: New Zealand Dollar
HSBC	2/28/24	USD	9,279,789	NZD	15,637,720	(607,472)
HSBC	2/28/24	USD	7,479,856	NZD	12,634,564	(508,599)
HSBC	2/28/24	USD	5,074,856	NZD	8,572,168	(345,069)
ZAR: South African Rand
JPMorgan	1/10/24	USD	2,662,047	ZAR	51,699,086	(162,580)
Morgan Stanley	1/10/24	USD	10,072,414	ZAR	193,520,550	(500,757)
Morgan Stanley	1/10/24	USD	10,078,486	ZAR	193,520,550	(494,686)
HSBC	2/15/24	USD	2,875,566	ZAR	54,586,215	(97,663)
Morgan Stanley	2/15/24	USD	3,168,847	ZAR	60,658,644	(135,138)
Unrealized gain on currency forward contracts						1,480,469
Unrealized loss on currency forward contracts						(7,039,576)
Net unrealized loss on currency forward contracts						$(5,559,107)
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 10

Consolidated
Statement of Assets and Liabilities
December 31, 2023
Assets:
Investments in securities, at value (cost $2,593,765,917)	$2,553,227,077
Unrealized appreciation on currency forward contracts	1,480,469
Cash pledged as collateral for currency forward contracts	6,870,000
Cash	100
Cash denominated in foreign currency (cost $4,730)	4,763
Deposits with broker for futures contracts	2,685,106
Receivable for variation margin for futures contracts	261,838
Receivable for Fund shares sold	3,663,825
Dividends and interest receivable	31,515,853
Expense reimbursement receivable	97,688
Prepaid expenses and other assets	3,779
2,599,810,498
Liabilities:
Unrealized depreciation on currency forward contracts	7,039,576
Cash received as collateral for currency forward contracts	1,000,000
Payable for investments purchased	12,455,609
Payable for Fund shares redeemed	1,751,959
Management fees payable	939,559
Accrued expenses	294,497
23,481,200
Net Assets	$2,576,329,298
Net Assets Consist of:
Paid in capital	$2,687,529,130
Accumulated loss	(111,199,832)
$2,576,329,298
Class I
Total net assets	$2,418,748,027
Shares outstanding (par value $0.01 each, unlimited shares authorized)	221,130,884
Net asset value per share	$10.94
Class X
Total net assets	$157,581,271
Shares outstanding (par value $0.01 each, unlimited shares authorized)	14,408,181
Net asset value per share	$10.94
Consolidated
Statement of Operations
Year Ended December 31, 2023
Investment Income:
Dividends	$479,938
Interest (net of foreign taxes of $9,569)	106,377,315
106,857,253
Expenses:
Investment advisory fees	7,029,547
Administrative services fees
Class I	1,894,054
Class X	57,194
Custody and fund accounting fees	242,660
Professional services	348,989
Shareholder reports	105,050
Registration fees	287,567
Trustees fees	414,286
Miscellaneous	45,908
Total expenses	10,425,255
Expenses reimbursed by investment manager	(1,478,568)
Net expenses	8,946,687
Net Investment Income	97,910,566
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $27,727)	(45,247,128)
Futures contracts	11,235,839
Currency forward contracts	94,721
Foreign currency transactions	(91,823)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(4,334))	191,627,675
Futures contracts	(7,613,667)
Currency forward contracts	(2,217,158)
Foreign currency translation	158,748
Net realized and unrealized gain	147,947,207
Net Change in Net Assets From Operations	$245,857,773
PAGE 11 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$97,910,566	$68,464,082
Net realized gain (loss)	(34,008,391)	(28,699,698)
Net change in unrealized appreciation/depreciation	181,955,598	(210,556,847)
	245,857,773	(170,792,463)
Distributions to Shareholders:
Class I	(71,614,558)	(77,376,506)
Class X	(4,712,965)	(1,620,083)
Total distributions	(76,327,523)	(78,996,589)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,121,238,515	581,767,908
Reinvestment of distributions	66,425,617	71,081,719
Cost of shares redeemed	(437,995,711)	(885,172,827)
Class X
Proceeds from sales of shares	117,377,148	50,703,910
Reinvestment of distributions	4,712,965	1,620,083
Cost of shares redeemed	(24,993,779)	(1,380,107)
Net change from Fund share transactions	846,764,755	(181,379,314)
Total change in net assets	1,016,295,005	(431,168,366)
Net Assets:
Beginning of year	1,560,034,293	1,991,202,659
End of year	$2,576,329,298	$1,560,034,293
Share Information:
Class I
Shares sold	107,127,803	54,950,114
Distributions reinvested	6,295,930	7,022,303
Shares redeemed	(42,005,437)	(84,781,844)
Net change in shares outstanding	71,418,296	(22,809,427)
Class X
Shares sold	11,221,828	5,086,851
Distributions reinvested	446,800	160,689
Shares redeemed	(2,372,795)	(135,192)
Net change in shares outstanding	9,295,833	5,112,348
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 12

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2014, and seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates.  Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
PAGE 13 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The
MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$783,344,816
Government-Related	—	171,700,576
Securitized	—	485,878,445
Corporate	—	1,042,337,611
Short-Term Investments
Repurchase Agreements	—	59,726,000
Money Market Fund	10,239,629	—
Total Securities	$10,239,629	$2,542,987,448
Other Investments
Futures Contracts
Appreciation	$1,244,312	$—
Depreciation	(1,262,303)	—
Dodge & Cox Global Bond Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Currency Forward Contracts
Appreciation	$—	$1,480,469
Depreciation	—	(7,039,576)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used short currency forward contracts to hedge direct and/or indirect foreign currency exposure. The Fund used long currency forward contracts to create exposure to the Hungarian Forint and Colombian Peso.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$1,480,469	$1,480,469
Futures contracts(a)	1,244,312	—	1,244,312
	$1,244,312	$1,480,469	$2,724,781
Liabilities
Unrealized depreciation on currency forward contracts	$—	$7,039,576	$7,039,576
Futures contracts(a)	1,262,303	—	1,262,303
	$1,262,303	$7,039,576	$8,301,879
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$11,235,839	$—	11,235,839
Currency forward contracts	—	94,721	94,721
	$11,235,839	$94,721	$11,330,560
Net change in unrealized appreciation/depreciation
Futures contracts	$(7,613,667)	$—	(7,613,667)
Currency forward contracts	—	(2,217,158)	(2,217,158)
	$(7,613,667)	$(2,217,158)	$(9,830,825)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	5-11%
Currency forward contracts	USD total value	8-12%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be
PAGE 15 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Barclays	$480,603	$(544,297)	$—	$(63,694)
Citibank	—	(1,468)	—	(1,468)
Goldman Sachs	999,866	—	(999,866)	—
HSBC	—	(2,222,147)	2,222,147	—
JPMorgan	—	(677,961)	670,000	(7,961)
Morgan Stanley	—	(2,147,403)	1,990,000	(157,403)
Standard Chartered	—	(1,446,300)	1,446,300	—
	$1,480,469	$(7,039,576)	$5,328,581	$(230,526)
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.35% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class I shares to average net assets of the Class I shares at 0.45% through April 30, 2026. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.37% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the year ended December 31, 2023, Dodge & Cox reimbursed expenses of $1,362,131 and $116,437 to Class I and Class X, respectively.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$71,614,558	$77,376,506
Long-term capital gain	$—	$—
Class X
Ordinary income	$4,712,965	$1,620,083
Long-term capital gain	$—	$—
At December 31, 2023, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(62,723,467)
Deferred loss[2]	(5,384,391)
Net unrealized depreciation	(43,091,974)
Total distributable earnings	$(111,199,832)
[1]	Represents accumulated long-term capital loss as of December 31, 2023, which may be carried forward to offset future capital gains.
[2]	Represents capital loss incurred between November 1, 2023 and December 31, 2023. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2024.
At December 31, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$2,590,976,588
Unrealized appreciation	75,682,212
Unrealized depreciation	(119,008,821)
Net unrealized depreciation	(43,326,609)
Dodge & Cox Global Bond Fund ◾ PAGE 16

Notes to Consolidated Financial Statements
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2023, the Fund’s commitment fee amounted to $11,283 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2023, purchases and sales of securities, other than short-term securities and U.S. government securi ties, aggregated $802,208,951 and $435,141,105, respectively. For the year ended December 31, 2023, purchases and sales of U.S. government securities aggregated $1,018,392,950 and $560,549,180, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 17 ◾ Dodge & Cox Global Bond Fund

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2023	2022	2021	2020	2019
Class I
Net asset value, beginning of year	$10.08	$11.54	$12.09	$11.10	$10.23
Income from investment operations:
Net investment income	0.55	0.40	0.28	0.29	0.38
Net realized and unrealized gain (loss)	0.67	(1.35)	(0.38)	1.02	0.87
Total from investment operations	1.22	(0.95)	(0.10)	1.31	1.25
Distributions to shareholders from:
Net investment income	(0.36)	(0.51)	(0.29)	(0.27)	(0.38)
Net realized gain	—	—	(0.16)	(0.05)	—
Total distributions	(0.36)	(0.51)	(0.45)	(0.32)	(0.38)
Net asset value, end of year	$10.94	$10.08	$11.54	$12.09	$11.10
Total return	12.31%	(8.19)%	(0.85)%	11.87%	12.23%
Ratios/supplemental data:
Net assets, end of year (millions)	$2,419	$1,509	$1,991	$981	$435
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.52%	0.55%	0.60%	0.69%	0.83%
Ratio of net investment income to average net assets	4.86%	3.97%	2.82%	3.23%	4.21%
Portfolio turnover rate	52%	92%	136%	112%	60%
Portfolio turnover rate excluding TBA rolls(a)	41%	40%	40%	90%	59%
Class X(b)
Net asset value, beginning of year	$10.07	$10.52
Income from investment operations:
Net investment income	0.59	0.26
Net realized and unrealized gain (loss)	0.65	(0.24)
Total from investment operations	1.24	0.02
Distributions to shareholders from:
Net investment income	(0.37)	(0.47)
Net realized gain	—	—
Total distributions	(0.37)	(0.47)
Net asset value, end of year	$10.94	$10.07
Total return	12.48%	0.21%
Ratios/supplemental data:
Net assets, end of period (millions)	$158	$51
Ratio of expenses to average net assets	0.37%	0.37%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47%	0.47%(c)
Ratio of net investment income to average net assets	4.95%	4.75%(c)
Portfolio turnover rate	52%	92%
Portfolio turnover rate excluding TBA rolls(a)	41%	40%
(a)	See Note 1 regarding To-Be-Announced securities
(b)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Bond Fund ◾ PAGE 18

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2024
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 19 ◾ Dodge & Cox Global Bond Fund

Special 2023 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
For shareholders that are corporations, the Fund designates 100% of its ordinary dividends paid to shareholders in 2023 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee, which includes representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, and is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles, and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2023 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 8, 2023. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Bond Fund ◾ PAGE 20

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (65)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (62)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (63)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (50)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (49)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (53)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (57)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (74)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (63)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (55)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (50)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (72)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (72)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 21 ◾ Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised January 1, 2021 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Gabriela Franco Parcella and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)– (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 for professional services rendered by the registrant’s principal accountant were as follows:

	2023	2022
(a) Audit Fees	$518,430	$493,740
(b) Audit-Related Fees	—	—
(c) Tax Fees	289,408	352,310
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $815,104 and $932,426 respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer - Principal Financial Officer

Date: February 23, 2024